[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.2

AMENDED AND RESTATED

COLLABORATION AGREEMENT

by and among

GILEAD SCIENCES, INC.,

GILEAD HOLDINGS, LLC,

BRISTOL-MYERS SQUIBB COMPANY,

E.R. SQUIBB & SONS, L.L.C.,

and

BRISTOL-MYERS SQUIBB & GILEAD SCIENCES, LLC

Dated as of September 28, 2006

TABLE OF CONTENTS

SECTION 1.	DEFINITIONS	2
SECTION 2.	COLLABORATION MANAGEMENT	23
2.1	General	23
2.2	Role of the Joint Executive Committee	24
2.3	Joint Development Committee	25
2.4	Joint Commercialization Committee	26
2.5	Joint Canadian Operating Committee	27
2.6	Joint Finance Committee	29
2.7	Procedural Rules of the Operating Committees	30
2.8	Alliance Managers	32
2.9	Dispute Resolution	32
2.10	Collaboration Principles	34
2.11	Commercialization Budget/Plan Deadlocks	35
2.12	Expenses	36
SECTION 3.	DEVELOPMENT ACTIVITIES	36
3.1	General	36
3.2	Clinical Development	36
3.3	Formulation and CMC Data	38
3.4	Regulatory Matters	38
3.5	Performance; Subcontracting	40
3.6	Records	40
3.7	Updates to Development Plan and Development Budget	41
3.8	Development Expenses	41
3.9	Reports	42
3.10	New Products	42
3.11	Publication	43
3.12	Certain Inspections	44
3.13	Medical Affairs and Medical Communications	44
SECTION 4.	MANUFACTURING AND SUPPLY	45
4.1	Clinical Supply	45
4.2	Commercial Supply	45
SECTION 5.	COMMERCIALIZATION ACTIVITIES	46
5.1	Co-Promotion Obligations	46
5.2	Distribution Obligations	48
5.3	Pricing of Combination Product	50
5.4	National Accounts in the United States	54
5.5	Performance; Subcontracting	55
5.6	Conflict Avoidance	55
5.7	Marketing Materials	55
5.8	Development and Use of Trademarks	57
5.9	Insurance	57
5.10	Records	57
5.11	Commercialization Plans and Budgets	58

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5.12	Commercialization Expenses	59
5.13	Reports	60
SECTION 6.	LICENSE GRANTS	61
6.1	Technology Licenses by Member Parties to the JV	61
6.2	Licenses and Sublicenses by the JV to Member Parties	61
6.3	Licenses and Rights of Reference Between Member Parties	64
6.4	Rights of Reference to and from the JV and Related Matters	65
6.5	Other Sublicenses	66
6.6	Trademark Licenses by Member Parties to the JV	66
6.7	Trademark License by the JV to Gilead	67
6.8	Retained Rights	68
6.9	Combination Product Sales for Outside the United States, Canada and Europe	68
6.10	Combination Product Sales for Europe	68
6.11	EFV License Agreement	68
6.12	JV Obligations as Sublicensee	69
SECTION 7.	PAYMENTS AND THIRD PARTY ROYALTIES	69
7.1	Payments to Member Parties	69
7.2	Royalty Payments to Third Parties	73
7.3	Authorized Expenses; Mode and Timing of Payment	73
7.4	Taxes	74
7.5	Restructuring	74
SECTION 8.	FINANCIAL RECORDS	74
8.1	Financial Records	74
8.2	Audit of Records	75
8.3	Certain Reports	75
SECTION 9.	ADVERSE EVENT AND OTHER INFORMATION EXCHANGE	75
9.1	Pharmacovigilance	75
9.2	Material Communications	76
SECTION 10.	PRODUCT RECALL	76
10.1	Notification and Recall	77
10.2	Recall Expenses	77
SECTION 11.	INTELLECTUAL PROPERTY RIGHTS	77
11.1	Ownership of Intellectual Property	77
11.2	Prosecution of Patents	78
11.3	Enforcement of Patents	79
11.4	Infringement of Third Party Rights	80
11.5	Trademarks	81
SECTION 12.	CONFIDENTIALITY	82
12.1	Treatment of Confidential Information	82
12.2	Permitted Disclosure	82
12.3	Confidential Information.	84
12.4	Use of Name	85
12.5	Publicity; Terms of Agreement	85
12.6	Notification	85
12.7	Permitted Uses	86
12.8	Remedies	86

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SECTION 13.	WARRANTIES; INDEMNITIES	86
13.1	Representations, Warranties and Covenants	86
13.2	Additional Representations, Warranties and Covenants of BMS	87
13.3	Additional Representations, Warranties and Covenants of Gilead	89
13.4	Disclaimer	90
13.5	Indemnification by the JV	90
13.6	Indemnification by the Member Parties in General	91
13.7	Indemnification for Certain Product Liability Related Matters	92
13.8	Indemnification Procedure	93
13.9	Limitation on Damages	94
13.10	Ancillary Agreements	94
13.11	Employees	95
SECTION 14.	TERM AND TERMINATION	95
14.1	Term	95
14.2	Certain Litigation	95
14.3	Termination with respect to Canada	95
14.4	Material Default	95
14.5	Termination Upon Generic Launch in the United States	97
14.6	Consequences of Termination	97
14.7	Rights in Bankruptcy	100
14.8	Accrued Rights; Surviving Obligations	100
SECTION 15.	GENERAL PROVISIONS	101
15.1	Force Majeure	101
15.2	Notice	101
15.3	Further Assurances	102
15.4	Successors and Assigns	102
15.5	Governing Law	103
15.6	Arbitration	103
15.7	Waiver	105
15.8	Severability	105
15.9	Counterparts	105
15.10	Construction	105
15.11	Status of the Parties	106
15.12	Standstill	106
15.13	Nonsolicitation of Employees	107
15.14	Entire Agreement	107
15.15	Consent to Jurisdiction	108
15.16	Third Parties	108

-iii-

Annexes:

Annex A – Initial Committee Members and Alliance Managers

Annex B – Development Plan and Development Budget as of Effective Date

Annex C – U.S. Commercialization Plan and U.S. Commercialization Budget as of Effective Date

Annex D – BMS Patents in the U.S.

Annex E – Gilead Patents in the U.S.

Annex F – Gilead Licensed Trademarks

Annex G – BMS Licensed Trademarks

Annex H – Quarterly Detail Report

Annex I – Manner of Calculation of Net Selling Price

Annex J – Calculation of Cost of Goods

Annex K – Calculation of Transfer Price

Annex L – Joint Press Release Following Effective Date

Annex M – Certain Financial Data

Annex N – Data to be Provided to Independent Accounting Expert Pursuant to Section 7.1

Annex O – JV Obligations as Sublicensee

Annex P1 – Key Terms of Services Agreement

Annex P2 – Key Terms of Canada Distribution and Supply Agreement; Structure Schematic

Annex Q1 – [ * ] Pricing [ * ]

Annex Q2 – [ * ] Pricing [ * ]

Annex R – List of Countries Comprising the Developing World

Annex S – BMS Patents in Canada

Annex T – Gilead Patents in Canada

Annex U – Canadian Commercialization Plan and Canadian Commercialization Budget as of Amended Effective Date

Annex V – Development Plan and Development Budget for Canada

Annex W – Joint Press Release Following Amended Effective Date

-iv-

THIS AMENDED AND RESTATED COLLABORATION AGREEMENT is made as of September 28, 2006 (the “Amended Effective Date”), by and among Gilead Sciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 333 Lakeside Drive, Foster City, CA 94404 (“Gilead Parent”), Gilead Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gilead Parent (“Gilead Sub” and, collectively with Gilead Parent, “Gilead”), Bristol-Myers Squibb Company, a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 345 Park Avenue, New York, NY 10154 (“BMS Parent”), E.R. Squibb & Sons, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of BMS Parent (“BMS Sub” and, collectively with BMS Parent, “BMS”), and Bristol-Myers Squibb & Gilead Sciences, LLC, a limited liability company organized and existing under the laws of the State of Delaware and having its principal place of business at 333 Lakeside Drive, Foster City, CA 94404 (the “JV”) (Gilead, BMS and the JV, collectively, the “Parties” and each a “Party”).

RECITALS

WHEREAS, Gilead has developed and is marketing a proprietary nucleotide reverse transcriptase inhibitor, Viread® (known under the generic name of tenofovir disoproxil fumarate (“TDF”)), a proprietary nucleoside reverse transcriptase inhibitor, Emtriva® (known under the generic name of emtricitabine (“FTC”)), and a fixed-dose co-formulated product containing TDF and FTC as its only active pharmaceutical ingredients, Truvada®, for the treatment of HIV infection in adults;

WHEREAS, BMS has developed and is marketing a proprietary non-nucleoside reverse transcriptase inhibitor, Sustiva® (known under the generic name of efavirenz (“EFV”)) for the treatment of HIV infection in adults;

WHEREAS, Gilead and BMS, in order to develop and commercialize in the United States, through a joint venture entity, a fixed-dose, co-formulated combination product containing TDF, FTC and EFV as its only active pharmaceutical ingredients, entered into a Collaboration Agreement dated as of December 17, 2004 (the “Collaboration Agreement”);

WHEREAS, for that purpose, Gilead and BMS formed such a joint venture pursuant to that certain Operating Agreement entered into as of the Effective Date by and between Gilead Sub and BMS Sub (the “Operating Agreement”);

WHEREAS, the Parties allocated among themselves certain rights and duties relating to the development and commercialization of such a combination product, upon the terms and conditions of the Collaboration Agreement, the Operating Agreement and the Ancillary Agreements (as defined below); and

WHEREAS, pursuant to the BMS Guarantee Agreement and the Gilead Guarantee Agreement (as such terms are defined below), each dated as of the Effective Date, BMS Parent and Gilead Parent have guaranteed, and will continue to guarantee, the performance of all of the obligations of BMS Sub and Gilead Sub, respectively, under this Agreement, the Operating Agreement and all Ancillary Agreements to which the applicable Affiliate (as defined below) is or becomes a party;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WHEREAS, pursuant to the Collaboration Agreement, the JV has launched such a combination product in the United States; and

WHEREAS, the Parties now wish to amend and restate the Collaboration Agreement, as set forth herein, in order to provide for the development and commercialization of such a combination product in Canada as well;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

SECTION 1.

DEFINITIONS

1.1 “Actual BMS Percentage” shall mean, for each Calendar Year, the percentage applicable to BMS for such Calendar Year based on historical data and determined pursuant to Section 7.1(b).

1.2 “Actual Gilead Percentage” shall mean, for each Calendar Year, the percentage applicable to Gilead for such Calendar Year based on historical data and determined pursuant to Section 7.1(b).

1.3 “Actual Percentage” shall mean, with respect to BMS, the Actual BMS Percentage and, with respect to Gilead, the Actual Gilead Percentage.

1.4 “Actual Yield” shall have the meaning set forth in Annex K.

1.5 “Affiliate” of a Person shall mean any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person; provided, however, that if local law restricts foreign ownership, control shall be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests. For purposes of this Agreement, the Operating Agreement and the Ancillary Agreements, the JV shall not be deemed to be an Affiliate of either Gilead or BMS.

1.6 “Agreement” shall mean the Collaboration Agreement, as amended and restated as of the Amended Effective Date.

1.7 “Alliance Manager” shall have the meaning set forth in Section 2.7(a).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.8 “Allocated Costs” shall have the meaning set forth in Section 5.12.

1.9 “Amended Effective Date” shall have the meaning set forth in the first paragraph above.

1.10 “AMP” shall have the meaning set forth in Annex Q.

1.11 “Ancillary Agreements” shall mean, collectively, the BMS Supply Agreement, the Gilead Supply Agreement, the Services Agreement and the SDEA.

1.12 [ * ] shall have the meaning set forth in Section 5.1(f).

1.13 “Applicable EFV Territory” shall mean (a) with respect to any BMS Technology licensed to BMS by the EFV Licensor or licensed to the EFV Licensor by BMS, in each case under the EFV License Agreement, the EFV License Agreement Territory, and (b) with respect to all other BMS Technology, worldwide.

1.14 “Applicable Law” shall mean the applicable laws, rules, and regulations, including, without limitation, any rules, regulations, guidelines or other requirements of the Regulatory Authorities, that may be in effect from time to time in the Territory.

1.15 “Approvals” shall mean, collectively, the approvals granted by the Regulatory Authorities for the Manufacture, Marketing, sale and/or use of the Combination Product in the Field in the Territory, including, without limitation, pricing and reimbursement approvals (if any).

1.16 “Approved Marketing Materials” shall have the meaning set forth in Section 5.7(a).

1.17 [ * ]

1.18 [ * ] Representative” shall have the meaning set forth in Section 5.3A(b).

1.19 “Authorized Commercialization Expenses” shall have the meaning set forth in Section 5.12.

1.20 “Authorized Development Expenses” shall have the meaning set forth in Section 3.8.

1.21 “Authorized Expenses” shall mean, collectively, the Authorized Commercialization Expenses, Authorized Development Expenses and Authorized Other Expenses.

1.22 “Authorized Other Expenses” shall mean all JV Expenses expressly stated in this Agreement or the Operating Agreement or any Ancillary Agreement to be Authorized Other Expenses or agreed by the JEC to be Authorized Other Expenses.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.23 “AWP” shall have the meaning set forth in Annex Q.

1.24 “BMS” shall have the meaning set forth in the first paragraph of this Agreement.

1.25 “BMS Core Improvement” shall mean any Improvement pertaining specifically to BMS Core Technology, which Improvement is conceived, discovered, developed, or otherwise made, as necessary to establish authorship or inventorship under United States copyright or patent law, as the case may be, solely or jointly, by or on behalf of Gilead or its Affiliates or the JV in the course of, as a result of, or in connection with the Project Activities conducted pursuant to the Development Plan or in connection with Co-Funded Clinical Trials; provided, however, that BMS Core Improvements shall not include any Dual Improvements.

1.26 “BMS Core Technology” shall mean all BMS proprietary technologies relating specifically to the Exploitation of EFV.

1.27 “BMS Guarantee Agreement” shall mean the guarantee agreement executed by BMS Parent in favor of Gilead and the JV, dated as of the Effective Date, as such agreement may be amended from time to time.

1.28 “BMS Indemnified Party” shall mean BMS Sub, BMS Parent and any of their Affiliates, officers, directors and employees.

1.29 “BMS Inventions” shall mean any Information and Inventions (whether or not patentable; and Improvements thereto, including Gilead Core Improvements to the extent owned by BMS) conceived, discovered, developed or otherwise made, as necessary to establish authorship or inventorship under United States or Canadian copyright or patent law, as the case may be, solely (or, in the case of Gilead Core Improvements, solely or jointly) by or on behalf of BMS or its Affiliates, in the course of, as a result of or in connection with the Project Activities conducted pursuant to the Development Plan or in connection with Co-Funded Clinical Trials, but excluding any Joint Inventions.

1.30 “BMS Know-How” shall mean any and all Information and Inventions under the Control of BMS or its Affiliates as of the Effective Date or at any time during the term of this Agreement that are necessary or reasonably useful for the Exploitation of the Combination Product and are not generally known, but excluding any and all (a) such Information and Inventions to the extent claimed by the BMS Patents and (b) Joint Know-How.

1.31 “BMS Licensed Trademarks” shall have the meaning set forth in Section 6.6(b).

1.32 “BMS Parent” shall have the meaning set forth in the first paragraph of this Agreement.

1.33 “BMS Patents” shall mean all of the Patents that BMS or its Affiliates Control as of the Effective Date or at any time during the term of this Agreement that would, in

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the absence of the license granted by BMS in Section 6.1(b) and assuming that the EFV active pharmaceutical ingredient therein was not purchased from BMS, be infringed by the Exploitation of the Combination Product by the JV in any country in the world. A list of the BMS Patents in the United States as of the Effective Date is attached hereto as Annex D, and a list of the BMS Patents in Canada as of the Amended Effective Date is attached hereto as Annex S.

1.34 “BMS Regulatory Documentation” shall mean all Regulatory Documentation applicable to Sustiva (or EFV) but not Sustiva (or EFV) in co-formulation with Viread (or TDF), Emtriva (or FTC), or Truvada (or TDF and FTC), that is or was developed by or on behalf of BMS or any of its Affiliates or sublicensees prior to the Effective Date or during the term of this Agreement.

1.35 “BMS Sub” shall have the meaning set forth in the first paragraph of this Agreement.

1.36 “BMS Supply Agreement” shall mean the supply agreement entered into between BMS Sub and the JV as of the Effective Date, as such agreement may be amended from time to time.

1.37 “BMS Technology” shall mean, collectively, the BMS Know-How and the BMS Patents.

1.38 “BMS Transfer Price” shall have the meaning set forth in Section 7.1(a).

1.39 “Breaching Member Party” shall have the meaning set forth in Section 14.4(a).

1.40 “Business Day” shall mean a day that is not a Saturday, Sunday or day on which banking institutions in New York, New York or San Francisco, California are required by law to remain closed.

1.41 [ * ] Representative” shall have the meaning set forth in Section 5.3A(b).

1.42 “Calendar Quarter” shall mean a period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.

1.43 “Calendar Year” shall mean a period of twelve (12) consecutive calendar months commencing on January 1 and ending on December 31.

1.44 “Canada” shall mean Canada, its provinces and territories.

1.45 “Canada Distribution and Supply Agreement” shall have the meaning set forth in Section 5.2.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.46 “Canadian Act” shall mean the Food and Drugs Act (Canada), as amended.

1.47 “Canadian Commercialization Budget” shall have the meaning set forth in Section 5.11(b). The initial Canadian Commercialization Budget is attached hereto as Annex U.

1.48 “Canadian Commercialization Plan” shall mean the plan for Marketing and otherwise commercializing the Combination Product in Canada as described in Section 5.11(b), as updated from time to time pursuant to Section 5.11(c). The initial Canadian Commercialization Plan is attached hereto as Annex U.

1.49 “Canadian Pricing Information” shall have the meaning set forth in Section 5.3B(f).

1.50 [ * ]

1.51 “Change of Control” shall mean, with respect to a Person, any of the following transactions with a Third Party (a “Third Party Acquirer”): (a) a merger or consolidation of such Person with the Third Party Acquirer which results in the holders of the voting securities of such Person outstanding immediately prior thereto (other than the Third Party Acquirer, its “affiliates” and “associates” (as such terms are used in the Exchange Act)) ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity (or, if applicable, its parent company) immediately after such merger or consolidation; (b) the sale to the Third Party Acquirer of all or substantially all of the business of such Person to which this Agreement relates (whether by merger, consolidation, sale of stock, sale of assets or other similar transaction); or (c) the Third Party Acquirer (which shall not be any trustee or other fiduciary holding securities under an employee benefit plan of such Person, or any corporation owned directly or indirectly by the stockholders of such Person, in substantially the same proportion as their ownership of stock of such Person), together with any of the Third Party Acquirer’s “affiliates” or “associates”, as such terms are used in the Exchange Act, becoming the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Person or by contract or otherwise having the right to control the Board of Directors or equivalent governing body of such Person or the ability to cause the direction of management of such Person.

1.52 “Clinical Data” shall mean any and all data (together with the results of analysis thereof) derived or generated from any clinical trial of a pharmaceutical product or from testing or analysis of subjects or samples from such a clinical trial (e.g. in vitro testing of tissue samples from subjects enrolled in such a clinical trial), in each case where such clinical trial involves either or both of (i) any Single Agent Product or Double Agent Product, whether alone or in combination with any other product, and (ii) the Combination Product, whether alone or in combination with any other product.

1.53 “Clinical Trial Registry” shall have the meaning set forth in Section 3.11(b).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.54 “Clinical Trial Results Database” shall have the meaning set forth in Section 3.11(b).

1.55 “CMC Data” shall mean any and all information contained in, as well as data supporting, the “Chemistry, Manufacturing and Control” and facilities sections (or sections corresponding thereto) of an NDA or NDS, including, without limitation, any drug master files referenced in the NDA or NDS.

1.56 “Co-Funded Clinical Trial” shall have the meaning set forth in Section 3.2(b).

1.57 “Collaboration Agreement” shall have the meaning set forth in the recitals to this Agreement.

1.58 “Collaboration Principles” shall have the meaning set forth in Section 2.10.

1.59 “Combination Product” shall mean the fixed-dose co-formulated product developed pursuant to this Agreement containing, as its only active pharmaceutical ingredients per single daily dose, 300 mg TDF, 200 mg FTC and 600 mg EFV.

1.60 “Combination Product Regulatory Documentation” shall mean all Regulatory Documentation applicable to the Combination Product that is developed by or on behalf of any Party pursuant to, and during the term of, this Agreement, but excluding all BMS Regulatory Documentation and all Gilead Regulatory Documentation.

1.61 “Combination Product Trademarks” shall mean the trademark or trademarks selected by the JCC for the Combination Product, all packaging designs and other trade dress used in connection with the Combination Product, other Trademarks relating thereto and any registrations thereof or any pending applications relating thereto. For the avoidance of doubt, the following shall not be considered Combination Product Trademarks: (a) BMS Licensed Trademarks, (b) Gilead Licensed Trademarks and (c) the names, logos and other Trademarks of the Member Parties.

1.62 “Commercialization Activities” shall mean, with respect to Canada, Marketing and other activities for the commercialization of the Combination Product including those set forth in the Canadian Commercialization Plan and any other of the following conducted for the Combination Product in Canada: execution of product positioning, preparation of promotional and marketing materials, market research and advertising activities, Promotion, advocacy, government and other public relations activities, [ * ] and with respect to the United States, Marketing and other activities for the commercialization of the Combination Product including those set forth in the U.S. Commercialization Plan and any other of the following conducted for the Combination Product in the United States: execution of product positioning, preparation of promotional and marketing materials, market research and advertising activities, Promotion, advocacy, national accounts, government relations activities, pricing, reimbursement and patient assistance programs.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.63 “Commercialization Budgets” shall mean the Canadian Commercialization Budget and the U.S. Commercialization Budget.

1.64 “Commercialization Budget Deadlock” shall have the meaning set forth in Section 2.11(d).

1.65 “Commercialization Committee” shall mean the JCC or JCOC, as applicable.

1.66 “Commercialization Plans” shall mean the Canadian Commercialization Plan and the U.S. Commercialization Plan.

1.67 “Commercialization Plan Deadlock” shall have the meaning set forth in Section 2.11(d).

1.68 “Commercially Reasonable Efforts” shall mean, with respect to (a) the Development Activities that a Member Party is required to perform with respect to the Combination Product pursuant to the Development Plan, or (b) the Commercialization Activities that a Member Party is required to perform with respect to the Combination Product pursuant to a Commercialization Plan, as the case may be, the level of effort that would generally be used by a Member Party to conduct such development or commercialization activities in a manner consistent with the minimum level of expenditure contemplated for such activities by the Development Budget or a Commercialization Budget, as the case may be, for a product or compound owned by it or to which it has rights, which is of comparable market potential, profit potential or strategic value to such Member Party and is at a similar stage in its development or product life, taking into account, without limitation, issues of safety and efficacy, product profile, the proprietary position, the then-current competitive environment for such product or compound (and any individual agent comprising part of such product or compound), the likely timing of the product’s or compound’s (and any such individual agent’s) entry into the market, the then-current market penetration, the return on investment potential of such product (and any individual agent comprising part of such product), the regulatory environment and status of the product (and any individual agent comprising part of such product), and other relevant scientific, technical and commercial factors, in each case as measured by the facts and circumstances at the time such efforts are due. Such determination shall be made on a country-by-country basis.

1.69 “Commercial Record Request” shall have the meaning set forth in Section 5.10(b).

1.70 “Competing Product” shall mean (a) in the case of Gilead as the assigning Member Party, a [ * ] and (b) in the case of BMS as the assigning Member Party, a [ * ]

1.71 “Confidential Information” shall have the meaning set forth in Section 12.3(a).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.72 “Continuing Member Party” shall mean a Member Party as so designated pursuant to Section 14.5.

1.73 “Control” or “Controlled” shall mean, with respect to any item of Information and Inventions, Patents or other intellectual property rights, the right, whether by ownership, license or otherwise, to grant a license, sublicense or other right to or under such item, Patent or right as provided for in this Agreement without violating the terms of any agreement or other binding arrangement with any Third Party. For purposes of this Section 1.73, the consent referred to in Section 6.12 shall be deemed to have been obtained as of the Effective Date.

1.74 “Core Technology” shall mean the BMS Core Technology or the Gilead Core Technology, as the case may be.

1.75 “Cost Allocation Proposal” shall have the meaning set forth in Section 5.12.

1.76 “Cost of Goods” shall have the meaning set forth in Annex J hereto.

1.77 “CTA” shall mean a Clinical Trial Application to be filed in Canada with the HPFB in accordance with Applicable Law.

1.78 “Court” shall have the meaning set forth in Section 15.15.

1.79 “Detail” shall mean an in-person presentation to a health care provider specializing in treatment of HIV infection or AIDS, and who has prescribing authority, by a sales representative who is fully equipped with knowledge of, and (subject to Section 5.7) Approved Marketing Materials and product labels and inserts with respect to, the Combination Product, in which the characteristics of the Combination Product are described by such sales representative in a fair and balanced manner consistent with the requirements of Applicable Law and of this Agreement, and in a manner that is customary in the industry for the purpose of promoting a prescription pharmaceutical product, but without regard to the position of the presentation within a call to the health care provider. For the avoidance of doubt, a promotional material drop or product reminder shall not constitute a Detail. When used as a verb, to “Detail” shall mean to engage in a Detail.

1.80 “Detail Equivalent Amount” shall mean, for the 2005 Calendar Year and the 2006 Calendar Year, [ * ], and for each successive Calendar Year thereafter, such amount as adjusted by the [ * ] for each such Calendar Year.

1.81 “Developing World” shall mean the territory comprising the countries listed in Annex R and any additional countries outside the Territory and Europe that Gilead includes in its Gilead Access Program, as indicated at the website for the program, www.gileadaccess.org.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.82 “Development Activities” shall mean the activities set forth in the Development Plan, as updated from time to time pursuant to Section 3.7 and, only with respect to periods prior to the Effective Date, activities pursuant to the MTTA.

1.83 “Development Budget” shall mean the budget with respect to any expenses relating to Development Activities for the Combination Product that are chargeable to the JV, as updated from time to time pursuant to Section 3.7. The Development Budget as of the Effective Date is attached hereto as Annex B, and as of the Amended Effective Date shall include, with respect to Canada, the budget attached hereto as Annex V.

1.84 “Development Plan” shall mean the plan for the regulatory, clinical, formulation, Manufacturing Process and CMC Data development activities to be conducted for the Combination Product, including any Phase IV clinical studies and medical information and medical education programs, as updated from time to time pursuant to Section 3.7. The Development Plan as of the Effective Date is attached hereto as Annex B, and as of the Amended Effective Date shall include, with respect to Canada, the plan attached hereto as Annex V.

1.85 “Development Record Request” shall have the meaning set forth in Section 3.6(b).

1.86 “Disclosing Party” shall have the meaning set forth in Section 12.1.

1.87 [ * ] shall have the meaning set forth in Annex Q1.

1.88 “Double Agent Product” shall mean Truvada, the co-formulated product developed by Gilead containing, as its only active pharmaceutical ingredients, TDF and FTC.

1.89 “Dual Improvement” shall mean an Improvement that constitutes both an Improvement pertaining specifically to the Gilead Core Technology and an Improvement pertaining specifically to the BMS Core Technology, which Improvement is conceived, discovered, developed, or otherwise made, as necessary to establish authorship or inventorship under United States copyright or patent law, as the case may be, solely or jointly, by or on behalf of BMS or its Affiliates, Gilead or its Affiliates, the JV or jointly any combination of them, in the course of, as a result of, or in connection with the Project Activities conducted pursuant to the Development Plan or in connection with Co-Funded Clinical Trials. Any Dual Improvement shall constitute a Joint Invention.

1.90 “Effective Date” shall mean the effective date of the Collaboration Agreement, which is December 17, 2004.

1.91 “EFV” shall have the meaning set forth in the recitals to this Agreement.

1.92 “EFV License Agreement” shall mean that certain license agreement, dated as of September 1, 1994, as amended, between the EFV Licensor and E.R. Squibb & Sons, L.L.C., as successor in interest to DuPont Pharmaceuticals Company (formerly named The DuPont Merck Pharmaceutical Company).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.93 “EFV License Agreement Territory” shall mean BMS’ territory under the EFV License Agreement, which, as of the Effective Date, consists of the United States (including its territories and possessions), Canada, France (continental area), Germany, Italy, Spain, United Kingdom and the Republic of Ireland, provided, however, that (a) should the EFV License Agreement be amended to expand BMS’ territory, then EFV License Agreement Territory shall forthwith mean BMS’ territory as so expanded; and (b) should the EFV License Agreement be terminated as a result of BMS’ acquisition of all the rights of the EFV Licensor thereunder, then EFV License Agreement Territory shall forthwith mean all countries in the world.

1.94 “EFV Licensor” shall mean, collectively, Merck & Co., Inc., a New Jersey corporation, and Merck and Company Incorporated, a Delaware corporation, and their respective successors in interest.

1.95 “Estimated Net Selling Price” shall have the meaning set forth in Section 7.1(c)(ii).

1.96 “Europe” shall mean all countries comprising the European Union as it may be constituted from time to time.

1.97 “Exchange Act” shall have the meaning set forth in Section 15.12(b).

1.98 “Exploitation” shall mean the making, having made, importation, use, sale, offering for sale or disposition of a product or process, including, without limitation, the research, development, registration, modification, enhancement, Improvement, Manufacturing, storage, formulation, optimization, import, export, transport, distribution, promotion or Marketing of a product or process. When used as a verb, “Exploit” shall mean to engage in any of the foregoing activities.

1.99 “FDA” shall mean the United States Food and Drug Administration and any successor agency thereto.

1.100 “Field” shall mean the treatment of HIV infection in adult humans.

1.101 “Field Force” shall mean sales representatives, and regional or other subnational managers of the foregoing.

1.102 “Final Invoice Date” shall have the meaning set forth in Section 7.3(a).

1.103 “Finished Product Manufacturing Data” shall mean any and all data and information necessary or useful for the Manufacture of a finished product, packaged and labeled, from the active pharmaceutical ingredients thereof, in tablet, capsule or other form (but expressly excluding the Manufacture of such active pharmaceutical ingredients), that is not included in any CMC Data for such finished product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.104 [ * ] Customers” shall have the meaning set forth in Annex Q1.

1.105 [ * ] shall have the meaning set forth in Annex Q2.

1.106 “FTC” shall have the meaning set forth in the recitals to this Agreement.

1.107 “GAAP” shall mean United States generally accepted accounting principles as in effect from time to time, as consistently applied.

1.108 “Generic Version” shall mean, with respect to the Combination Product or a Single Agent Product or Double Agent Product, a product containing the same active pharmaceutical ingredients as the Combination Product or the Single Agent Product or Double Agent Product, as the case may be, with those being the only active pharmaceutical ingredients in such product, and which product is approved in the United States under an Abbreviated New Drug Application (i.e., an ANDA), or in Canada under an Abbreviated New Drug Submission (i.e. an ANDS).

1.109 “Generic Version Launch” shall have the meaning set forth in Section 14.5.

1.110 “Gilead” shall have the meaning set forth in the first paragraph of this Agreement.

1.111 “Gilead Core Improvement” shall mean any Improvement pertaining specifically to Gilead Core Technology, which Improvement is conceived, discovered, developed, or otherwise made, as necessary to establish authorship or inventorship under United States copyright or patent law, as the case may be, solely or jointly, by or on behalf of BMS or its Affiliates or the JV in the course of, as a result of, or in connection with the Project Activities conducted pursuant to the Development Plan or in connection with Co-Funded Clinical Trials; provided, however, that Gilead Core Improvements shall not include any Dual Improvements.

1.112 “Gilead Core Technology” shall mean all Gilead proprietary technologies relating specifically to the Exploitation of FTC, TDF, or any combination of FTC and TDF (including, without limitation, the Double Agent Product, but excluding the Combination Product).

1.113 “Gilead Guarantee Agreement” shall mean the guarantee agreement executed by Gilead Parent in favor of BMS and the JV, dated as of the Effective Date, as such agreement may be amended from time to time.

1.114 “Gilead Indemnified Party” shall mean Gilead Sub, Gilead Parent and any of their Affiliates, officers, directors and employees.

1.115 “Gilead Inventions” shall mean any Information and Inventions (whether or not patentable; and Improvements thereto, including BMS Core Improvements to the extent owned by Gilead) conceived, discovered, developed or otherwise made, as necessary to

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establish authorship or inventorship under United States copyright or patent law, as the case may be, solely (or, in the case of BMS Core Improvements, solely or jointly) by or on behalf of Gilead or its Affiliates, in the course of, as a result of or in connection with the Project Activities conducted pursuant to the Development Plan or in connection with Co-Funded Clinical Trials, but excluding any Joint Inventions.

1.116 “Gilead Know-How” shall mean any and all Information and Inventions under the Control of Gilead or its Affiliates as of the Effective Date or at any time during the term of this Agreement that are necessary or reasonably useful for the Exploitation of the Combination Product and are not generally known, but excluding any and all (a) such Information and Inventions to the extent claimed by the Gilead Patents and (b) Joint Know-How.

1.117 “Gilead Licensed Trademarks” shall have the meaning set forth in Section 6.6(a).

1.118 “Gilead Parent” shall have the meaning set forth in the first paragraph of this Agreement.

1.119 “Gilead Patents” shall mean all of the Patents that Gilead or its Affiliates Control as of the Effective Date or at any time during the term of this Agreement that would, in the absence of the license granted by Gilead in Section 6.1(a) and assuming that the TDF and FTC active pharmaceutical ingredients therein were not purchased from Gilead, be infringed by the Exploitation of the Combination Product by the JV in any country in the world. A list of the Gilead Patents in the United States as of the Effective Date is attached hereto as Annex E, and a list of the Gilead Patents in Canada as of the Amended Effective Date is attached hereto as Annex T.

1.120 “Gilead Regulatory Documentation” shall mean all Regulatory Documentation applicable to Viread (or TDF), Emtriva (or FTC), or Truvada (or TDF in co-formulation with FTC) but not Viread (or TDF), Emtriva (or FTC) or Truvada (or TDF and FTC) in co-formulation with Sustiva (or EFV), that is or was developed by or on behalf of Gilead or any of its Affiliates or sublicensees prior to the Effective Date or during the term of this Agreement.

1.121 “Gilead Sub” shall have the meaning set forth in the first paragraph of this Agreement.

1.122 “Gilead Supply Agreement” shall mean the supply agreement entered into between Gilead Parent and the JV as of the Effective Date, as such agreement may be amended from time to time.

1.123 “Gilead Technology” shall mean, collectively, the Gilead Know-How and the Gilead Patents.

1.124 “Gilead Transfer Price” shall have the meaning set forth in Section 7.1(a).

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1.125 [ * ] shall have the meaning set forth in Section 5.3A(d).

1.126 “Good Clinical Practice” or “GCP” shall mean the then-current standards for clinical trials for pharmaceutical products, as set forth in the U.S. Act or the Canadian Act, as the case may be, and applicable regulations promulgated thereunder or other Applicable Law, as the same may be amended from time to time.

1.127 “Good Laboratory Practice” or “GLP” shall mean the then-current standards for laboratory activities for pharmaceutical products, as set forth in the U.S. Act or the Canadian Act, as the case may be, and applicable regulations promulgated thereunder or other Applicable Law, as the same may be amended from time to time.

1.128 “Good Manufacturing Practice” or “GMP” shall mean the regulatory requirements under Applicable Law for current good manufacturing practices for pharmaceutical products, including those set forth in U.S. Act and 21 C.F.R. (parts 210, 211, 600 and 610) or set forth in Division 2 of Part C of the Food and Drug Regulations (Canada) and associated guidelines, as the case may be, in each case as amended from time to time.

1.129 “HPFB” shall mean the Canadian Health Products and Food Branch and any successor agency thereto.

1.130 “Improvement” shall mean any modification to a compound, composition, product or technology or to any discovery, device, process or formulation related to such compound, composition, product or technology, whether or not patented or patentable, including, without limitation, any enhancement in the efficiency, operation, Manufacture, ingredients, preparation, presentation, formulation, means of delivery, packaging or dosage of a compound, composition, product or technology, or of any discovery, device, process or formulation related thereto; any discovery or development of any new or expanded indications or applications for a compound, composition, product or technology; any discovery or development that improves the stability, safety or efficacy of a compound, composition, product or technology; or any discovery or development of a new dosage regimen for a product or method of use or administration for a compound, composition, product or technology.

1.131 “IND” shall mean an Investigational New Drug Application to be filed with the FDA in accordance with Applicable Law.

1.132 “Indemnified Party” shall mean a Person seeking indemnification for Losses pursuant to Section 13.8.

1.133 “Indemnifying Member Party” shall have the meaning set forth in Section 13.6.

1.134 “Indemnifying Party” shall mean a Party from which indemnification is sought pursuant to Section 13.8.

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1.135 “Independent Accounting Expert” shall have the meaning set forth in Section 7.1(d).

1.136 “Information and Inventions” shall mean all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including, without limitation, pre-clinical and clinical trial results, Manufacturing procedures, test procedures, and purification and isolation techniques, (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed, and all Improvements, whether to the foregoing or otherwise, and all other discoveries, developments, inventions (whether or not confidential, proprietary, patented or patentable), and tangible embodiments of any of the foregoing.

1.137 “Infringement” shall have the meaning set forth in Section 11.3(a).

1.138 “Infringing Combination Product” shall have the meaning set forth in Section 11.3(a).

1.139 “Initial Launch Period” shall mean, with respect to a country in the Territory, the first [ * ] commencing with the Launch of the Combination Product in such country.

1.140 “Initiating Member” shall have the meaning set forth in Section 7.1(e).

1.141 “Interim BMS Unit Transfer Price” shall have the meaning set forth in Section 7.1(a).

1.142 “Interim Gilead Unit Transfer Price” shall have the meaning set forth in Section 7.1(a).

1.143 “Interim Unit Transfer Price” shall mean, for each Calendar Year, with respect to BMS, the Interim BMS Unit Transfer Price and with respect to Gilead, the Interim Gilead Unit Transfer Price.

1.144 “Joint Commercialization Committee” or “JCC” shall have the meaning set forth in Section 2.4(a).

1.145 “Joint Canadian Operating Committee” or “JCOC” shall have the meaning set forth in Section 2.5(a).

1.146 “Joint Development Committee” or “JDC” shall have the meaning set forth in Section 2.3(a).

1.147 “Joint Executive Committee” or “JEC” shall have the meaning set forth in Section 6.1 of the Operating Agreement.

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1.148 “Joint Finance Committee” or “JFC” shall have the meaning set forth in Section 2.6(a).

1.149 “Joint Inventions” shall mean (a) any and all Information and Inventions pertaining specifically to the Combination Product (whether or not patentable; and Improvements thereto) conceived, discovered, developed or otherwise made, as necessary to establish authorship or inventorship under United States copyright or patent law, as the case may be, by or on behalf of BMS or its Affiliates, Gilead or its Affiliates, the JV, or jointly any combination of them, in the course of, as a result of or in connection with the Project Activities conducted pursuant to the Development Plan or in connection with Co-Funded Clinical Trials; and (b) any Dual Improvement.

1.150 “Joint Know-How” means all Information and Inventions included in the Joint Inventions that are not generally known, but excluding any Information and Inventions to the extent claimed by the Joint Patents. For the avoidance of doubt, “Joint Know-How” shall include all Clinical Data from the proposed bioequivalence study contemplated by the Development Plan.

1.151 “Joint Patents” shall mean any Patents to the extent that such Patents claim Joint Inventions.

1.152 “Joint Technology” shall mean, collectively, the Joint Know-How and the Joint Patents.

1.153 “Jurisdiction” shall mean a province or a territory of Canada.

1.154 “JV” shall have the meaning set forth in the first paragraph of this Agreement.

1.155 “JV Expenses” shall mean all direct, out-of-pocket expenses that Gilead or BMS may incur (or cause their Affiliates to incur) in performing the Project Activities on behalf of the JV. For the avoidance of doubt, with respect to any JV Expenses incurred by a Member Party (or its Affiliates), such expenses are chargeable to the JV by such Member Party only if such expenses constitute Authorized Expenses.

1.156 “Key Regulatory Submissions” shall have the meaning set forth in Section 3.4(a).

1.157 “Launch” shall mean, with respect to a country in the Territory, either (a) the date on which the Combination Product is first shipped by or on behalf of the JV for commercial sale to Third Parties in such country or (b) for any Generic Version product referred to in Section 14.5, the date on which it is first available for commercial sale and purchase in such country, as the case may be.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.158 “Losses” shall mean judgments, fines, amounts paid in settlement, and out-of-pocket expenses (including reasonable attorneys’ fees) reasonably incurred by a Party (or other indemnitee as provided in Section 13) in a Proceeding.

1.159 [ * ]

1.160 [ * ] shall have the meaning set forth in Annex Q1.

1.161 “Manufacture” or “Manufacturing” means, with respect to a product or compound, the manufacturing, processing, formulating, packaging, labeling, holding, and quality control testing of such product or compound.

1.162 “Manufacturing Process” shall mean any process or step thereof that is necessary or useful for Manufacturing the Combination Product from bulk active pharmaceutical ingredients, any Improvements thereto or any intermediate of the foregoing.

1.163 “Market” or “Marketing” shall mean all programs and activities relating to the Promotion and sale and other commercialization of the Combination Product in the Territory, including, without limitation, Detailing and advertising, as well as selling, contracting for sale of, and distributing the Combination Product.

1.164 “Material Default” shall have the meaning set forth in Section 14.4(a).

1.165 “Member Parties” shall mean, collectively, Gilead and BMS.

1.166 “Members” shall mean, collectively, Gilead Sub and BMS Sub.

1.167 “Member Vote” shall have the meaning set forth in Section 2.6(f).

1.168 [ * ] shall have the meaning set forth in Section 5.1(f).

1.169 [ * ] shall have the meaning set forth in Section 5.1(f).

1.170 “MTTA” shall have the meaning set forth in Section 15.14.

1.171 “NDA” shall mean a New Drug Application to be filed with the FDA in accordance with Applicable Law for the purpose of obtaining marketing approval for a pharmaceutical product in the U.S.

1.172 “NDS” shall mean a New Drug Submission to be filed with the HPFB in accordance with Applicable Law for the purpose of obtaining marketing approval for a pharmaceutical product in Canada.

1.173 [ * ] shall have the meaning set forth in Annex Q1.

1.174 “Net Sales” shall mean, with respect to a product for any period, the gross amount invoiced for commercial sales of that product in such period by or on behalf of the

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selling Party to Third Parties (provided that amounts invoiced for product sold or provided for use in the Developing World, if any, shall not be included), less deductions for: (a) normal and customary quantity and/or cash discounts and sales returns and allowances, including, without limitation, those granted on account of price adjustments, billing errors, rejected goods, damaged goods, returns, rebates, administrative or other fees or reimbursements or similar payments to wholesalers or other distributors (including without limitation pursuant to inventory management agreements), buying groups, AIDS Drug Assistance Programs, pharmacy benefit management organizations, health care insurance carriers or other institutions, allowances, rebates, fees paid to distributors and chargebacks actually allowed or given; (b) freight, postage, shipping and insurance expenses (if separately identified in such invoice); (c) customs or excise duties or other duties related to the sales making up the gross invoice amount (if separately identified in such invoice); (d) any rebates or similar payments accrued with respect to sales paid for by any governmental or regulatory authority such as, by way of illustration and not in limitation of the foregoing in this clause (d), United States Federal or state Medicaid, Medicare or similar state program or any government imposed retroactive price reduction; and (e) sales and other taxes and duties directly related to the sale, to the extent that such items are included in the gross invoice price (but not including taxes assessed against the income derived from such sale). Any of the deductions listed above that involves a payment by such Party shall not be taken as a deduction prior to the date accrued in accordance with GAAP as consistently applied in such Party’s audited financial statements. For purposes of determining Net Sales pursuant to Section 14.6(b)(ii), the Combination Product shall be deemed to be sold when invoiced.

For purposes of calculating Net Sales, sales between or among a Party and/or Affiliates shall be excluded from the computation of Net Sales, but sales by such Party and its Affiliates to Third Parties shall be included in the computation of Net Sales.

1.175 “Net Selling Price” shall mean, with respect to each country in the Territory, the price of a pharmaceutical product as calculated in accordance with Annex I hereto and expressed in the currency of such country, and with respect to the Territory, the weighted average of the Net Selling Prices in each country in the Territory, expressed in U.S. dollars, using the currency conversion rules established pursuant to Section 7.1(f).

1.176 “Non-Breaching Member Party” shall have the meaning set forth in Section 14.4(a).

1.177 “Operating Agreement” shall have the meaning set forth in the recitals to this Agreement.

1.178 “Operating Committees” shall mean, collectively, the JCC, the JCOC, the JDC and the JFC.

1.179 “Optional Update” shall have the meaning set forth in Section 5.7(d).

1.180 “Paragraph (iv) Certification” shall have the meaning set forth in Section 11.3(a).

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1.181 “Party” and “Parties” shall have the meanings set forth in the first paragraph of this Agreement.

1.182 “Patents” shall mean (a) all patents and patent applications (including, without limitation, provisional applications), (b) any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like, and (c) any foreign or international equivalents of any of the foregoing.

1.183 “PCT” shall mean the Patent Cooperation Treaty, opened for signature June 19, 1970, 58 U.S.T. 7645.

1.184 “PMPRB” shall mean the Patented Medicine Prices Review Board of Canada.

1.185 “Permitted Assignee” shall have the meaning set forth in Section 15.4(a).

1.186 “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including, without limitation, a government or political subdivision, department or agency of a government.

1.187 “Prescription Drug Marketing Act” or “PDMA” shall have the meaning set forth in Section 5.1(d).

1.188 “Pricing Liaison” shall have the meaning set forth in Section 5.3B(c).

1.189 “Private Institutional Payor” shall mean a third party payor (such as an insurance company, pharmacy benefit management firm or hospital) of health care expenses incurred by a patient in Canada, which payor is not a provincial, federal or territorial government.

1.190 “Proceeding” shall mean a civil, criminal, administrative or investigative proceeding brought by or a demand made by a Third Party.

1.191 “Product Detail Period” shall have the meaning set forth in Section 5.1(e).

1.192 “Product EFV Yield” shall have the meaning set forth in Annex K.

1.193 “Product FTC Yield” shall have the meaning set forth in Annex K.

1.194 “Product TDF Yield” shall have the meaning set forth in Annex K.

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1.195 “Project Activities” shall mean any and all activities undertaken or performed by or on behalf of any of the Parties, pursuant to this Agreement or the MTTA, in the course of, as a result of or in connection with the research, development, Marketing, sale or use of the Combination Product, including, without limitation, the Development Activities and the Commercialization Activities; provided, however, that Project Activities shall not include any activities undertaken or performed by or on behalf of either Member Party or its Affiliates or sublicensees to the extent that they arise in the course of, as a result of or in connection with the Exploitation of the Combination Product for use outside the Territory (including, without limitation, any activities undertaken or performed by Gilead in the exercise of its rights under the license granted in Section 6.2(d)).

1.196 “Promotion” shall mean the conduct of activities normally undertaken by a pharmaceutical company’s Field Force to implement plans and strategies for marketing and other commercialization aimed at encouraging the approved use of a pharmaceutical product, including but not limited to Detailing. When used as a verb, “Promote” shall mean to engage in any of the foregoing activities.

1.197 “PSUR” means a periodic safety update report required to be submitted to an applicable Regulatory Authority in the Territory.

1.198 “Publication Standards” shall have the meaning set forth in Section 3.11(a).

1.199 [ * ] shall have the meaning set forth in Section 5.1(f).

1.200 “Recalculated Transfer Price” shall have the meaning set forth in Section 7.1(c)(iii).

1.201 “Receiving Party” shall have the meaning set forth in Section 12.1.

1.202 “Regulatory Authorities” shall mean any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities, including, without limitation, the FDA and the HPFB, or other entity exercising regulatory authority with respect to the Exploitation of the Combination Product in the Territory.

1.203 “Regulatory Documentation” shall mean all submissions to Regulatory Authorities in the Territory, including, without limitation, all INDs, NDAs, sNDAs, CTAs, NDSs, SNDSs, CMC Data, drug master files, filings with PMPRB, filings for listing with Canadian provincial drug plans, correspondence with regulatory agencies (registrations and licenses, regulatory drug lists, advertising and promotion documents), PSURs, adverse event files, complaint files and manufacturing records.

1.204 “Relevant Experience Information” shall mean adverse experience reports, reports based on marketing data and other documentation of relevant drug experience.

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1.205 [ * ] shall have the meaning in Section 5.3B(e).

1.206 “Required Update” shall have the meaning set forth in Section 5.7(b).

1.207 “Respective Percentage” shall mean, with respect to Gilead, the Actual Gilead Percentage, and with respect to BMS, the Actual BMS Percentage; provided, however, that whenever this Agreement provides that an amount shall be allocated between the Member Parties based on their Respective Percentages, such allocation shall first be made on the basis of the Member Parties’ respective Working Percentages at the time of the relevant event, which allocation shall then be adjusted, if applicable, after the determination of the Member Parties’ respective Actual Percentages for the Calendar Year in which the relevant event occurs, which adjustments shall occur no later than April 1 of the next Calendar Year unless otherwise provided in this Agreement or the Operating Agreement, or otherwise agreed in writing by the Member Parties.

1.208 “Right of Reference” shall have the meaning set forth in 21 C.F.R. § 314.3(b) or equivalents thereto under Applicable Law in Canada or jurisdictions outside the Territory. For the avoidance of doubt, as used in this Agreement “Right of Reference” shall refer to the right of Regulatory Authorities to rely upon and otherwise use the applicable information, but shall not confer on the Member Party to which such Right of Reference is granted any right to receive or access such information.

1.209 “SDEA” or “Safety Data Exchange Agreement” shall have the meaning set forth in Section 9.1.

1.210 “Selected Product Liability Claim” shall have the meaning set forth in Section 13.7(c).

1.211 “Services Agreement” shall mean the distribution services agreement to be entered into between Gilead Parent and the JV after the Effective Date, the key terms of which are outlined in Annex P1 hereto, as such agreement may be amended from time to time.

1.212 “Single Agent Product” shall mean each of Viread, Emtriva, and Sustiva.

1.213 “SNDS” shall mean a supplemental NDS.

1.214 “Study 934” shall mean the clinical study initiated by Gilead prior to the Effective Date under Gilead’s clinical study protocol entitled “A Phase 3, Randomized, Open-Label, Multicenter Study of the Treatment of Antiretroviral-Naïve, HIV-1-Infected Subjects comparing Tenofovir Disoproxil Fumarate and Emtricitabine in Combination with Efavirenz Versus Combivir® (lamivudine/zidovudine) and Efavirenz” (as such protocol may be revised and such study may be extended or expanded from time to time, in each case by Gilead). For the avoidance of doubt, the conduct of Study 934 shall not be deemed a Development Activity or Project Activity for purposes of this Agreement, and Clinical Data derived or generated from Study 934 or from testing or analysis of subjects or samples from Study 934 shall be Gilead Know-How, not Joint Know-How.

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1.215 “Subsequent Launch Period” shall mean, with respect to a country in the Territory, [ * ] after the Launch of the Combination Product in such country.

1.216 “Supplier” shall mean each Person selected as a commercial supplier of the Combination Product pursuant to Section 4.2(a).

1.217 “Supply Agreements” shall mean, collectively, the BMS Supply Agreement and the Gilead Supply Agreement.

1.218 “Supply Party” shall mean, with respect to any Supplier, (a) if a Member Party is the Supplier, such Member Party, or (b) if a Third Party is the Supplier, the Member Party that is designated pursuant to Section 4.2(a) to manage the relationship with such Supplier.

1.219 “TDF” shall have the meaning set forth in the recitals to this Agreement.

1.220 “Technology” shall mean the BMS Technology or the Gilead Technology, as the case may be.

1.221 “Terminated Member Party” shall mean a Member Party as so designated pursuant to Section 14.5.

1.222 “Territory” shall mean Canada and the United States.

1.223 “Third Party” shall mean any Person other than Gilead, BMS, the JV and their respective Affiliates.

1.224 “Third Party Acquirer” shall have the meaning set forth in Section 1.43.

1.225 “Trademark” shall include any word, name, symbol, color, designation or device or any combination thereof, including, without limitation, any trademark, trade dress, service mark, service name, brand mark, trade name, brand name, logo or business symbol.

1.226 “Transfer Price” shall mean the BMS Transfer Price or the Gilead Transfer Price, as the case may be.

1.227 “Transferring Member Party” shall have the meaning set forth in Section 15.4(b).

1.228 [ * ] shall have the meaning set forth in Section 5.3A(d).

1.229 “United States” or “U.S.” shall mean the United States, the Commonwealth of Puerto Rico and any other territories and possessions of the United States

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1.230 “U.S. Act” shall mean the United States Food, Drug and Cosmetic Act, as amended.

1.231 “U.S. Commercialization Budget” shall have the meaning set forth in Section 5.11(b). The U.S. Commercialization Budget as of the Effective Date is attached hereto as Annex C.

1.232 “U.S. Commercialization Plan” shall mean the plan for Marketing and otherwise commercializing the Combination Product in the United States as described in Section 5.11(b), as updated from time to time pursuant to Section 5.11(c). The U.S. Commercialization Plan as of the Effective Date is attached hereto as Annex C.

1.233 [ * ] shall have the meaning set forth in Section 5.3A(d).

1.234 “US Pricing Committee” shall have the meaning set forth in Section 5.3A(b).

1.235 “US Pricing Information” shall have the meaning set forth in Section 5.3A(h).

1.236 [ * ] shall have the meaning set forth in Section 5.3A(a).

1.237 “WAC” shall have the meaning set forth in Annex Q1.

1.238 “Working BMS Percentage” shall mean, for each Calendar Year, the preliminary percentage applicable to BMS for such Calendar Year determined pursuant to Section 7.1(c)(i).

1.239 “Working Gilead Percentage” shall mean, for each Calendar Year, the preliminary percentage applicable to Gilead for such Calendar Year determined pursuant to Section 7.1(c)(i).

1.240 “Working Percentage” shall mean, with respect to BMS, the Working BMS Percentage and, with respect to Gilead, the Working Gilead Percentage.

SECTION 2.

COLLABORATION MANAGEMENT

2.1 General. As set forth in this Agreement and in the Operating Agreement, the Member Parties desire to establish a Joint Executive Committee which shall oversee the Member Parties’ collaboration under this Agreement and facilitate communications between the Member Parties with respect to the development, Approval, Manufacturing and commercialization of the Combination Product in the Territory. Subject to the foregoing, the Member Parties also desire to establish specialized committees to focus more closely on the Parties’ Development Activities, Commercialization Activities and finance activities hereunder. Each such committee shall have only the responsibilities and authority delegated to or vested in such committee in this Section 2 or elsewhere in this Agreement and the Operating Agreement.

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2.2 Role of the Joint Executive Committee. The establishment, composition, governance, powers and limitations on powers of the Joint Executive Committee (or “JEC”) are governed by Section 6 of the Operating Agreement and by this Section 2.2. The initial JEC members are identified in Annex A hereto. The JEC shall have overall authority and responsibility with respect to the Development Activities and Commercialization Activities for the Combination Product (except for those matters reserved to the Member Parties pursuant to this Agreement or the Operating Agreement). Without limitation of the foregoing, the JEC shall have the following powers and duties:

(i) to oversee the work of the Operating Committees and, if possible, resolve disputes referred to it by the Alliance Managers pursuant to Section 2.8;

(ii) to oversee the activities of Gilead in keeping the JV’s books and records pursuant to Section 8.1;

(iii) to adopt guidelines for compliance by the Parties with antitrust laws in connection with the JV activities;

(iv) to approve the initial Capital Contributions (as defined in the Operating Agreement) of the Members, to approve each Capital Contribution planning schedule, and to issue certain requests for additional Capital Contributions, in each case pursuant to Section 4.1 of the Operating Agreement;

(v) to approve (x) each annual update of the Development Plan and the Development Budget and (y) any interim update of the Development Plan or Development Budget, as the case may be, as to which the JDC is unable to reach agreement;

(vi) to approve (x) each annual update of the Commercialization Plans and the Commercialization Budgets and (y) any interim update of the Commercialization Plans or Commercialization Budgets, as the case may be, as to which the JCC or JCOC is unable to reach agreement;

(vii) to approve unit volume forecasts as to which the JCC or JCOC is unable to reach agreement for use in preparation of Commercialization Plans and Commercialization Budgets and (regardless of whether there is a Commercialization Plan or Commercialization Budget) for use in planning for Manufacture of the Combination Product, planning for Commercialization Activities and for the Member Parties’ own financial planning purposes;

(viii) to approve Cost Allocation Proposals;

(ix) to approve the JFC’s reports on financial matters that the JEC determines to be reasonably necessary or appropriate for the implementation of the financial aspects of the JV;

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(x) to review recommendations of the JFC with respect to, and approve, one or more means of reconciling, one to the other, the internal reporting and accounting standards of each of the Member Parties where reasonably necessary, and methods of charging costs and expenses of each of the Member Parties;

(xi) to review and, if applicable, recommend to the Member Parties changes to the [ * ] pursuant to Section 5.3A(i);

(xii) to resolve disputes within the JDC with respect to (A) any required approval of publications or presentations pursuant to Section 3.11(a), and (B) a Member Party’s obligation under Section 3.6(b), if any, to provide the other Member Party with access to certain of such Member Party’s records, documentation and data;

(xiii) to resolve disputes within the JCC or JCOC with respect to (A) the initially proposed marketing materials for the Combination Product for the applicable country in the Territory, and thereafter, updates of any Approved Marketing Materials, (B) a Member Party’s obligation, if any, pursuant to Section 5.10 to provide the other Member Party with access to certain of such Member Party’s records, documentation and data, (C) issues relating to the patient assistance programs arising under Section 2.4(b)(vii) and (D) issues relating to Suppliers and alternate suppliers arising under Section 2.4(b)(ix);

(xiv) to decide major strategic issues and any other matters relating to the JV that are not (i) within the purview of the Operating Committees or (ii) reserved to the Member Parties pursuant to this Agreement or the Operating Agreement;

(xv) to determine whether Launch of the Combination Product in Canada should occur and, if so, the timing thereof; and

(xvi) to take such other actions as are reserved to the JEC in this Agreement or the Operating Agreement or as the Parties may mutually agree in writing, except that the JEC may not amend or take any action that would conflict with any provision of this Agreement, the Operating Agreement or any Ancillary Agreement and may not resolve any issue regarding termination of this Agreement for a potential or actual Material Default.

2.3 Joint Development Committee.

(a) Each Member shall appoint four (4) members of a joint development oversight and management committee (the “Joint Development Committee” or “JDC”). Gilead Sub shall appoint one (1) of the members designated by Gilead Sub, to serve as chairperson of the JDC through the first anniversary of the Effective Date. Thereafter a member designated by BMS Sub and then a member designated by Gilead Sub shall serve alternately as chairperson, on a rotating annual basis from each anniversary of the Effective Date. The initial JDC members and the chairperson are identified in Annex A hereto.

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(b) Subject to the oversight of the JEC, the JDC shall have the following powers and duties:

to (x) review and propose to the JEC for its approval each annual update of the Development Plan and Development Budget and (y) review and approve each interim update of the Development Plan and Development Budget, in each case proposed pursuant to Section 3.7;

to oversee and coordinate the Parties’ activities under the Development Plan;

to oversee and manage matters relating to clinical supply of the Combination Product, including, without limitation, Manufacturing requirements, inventory projections and inventory control;

with the Alliance Managers, (x) to assist in coordinating scientific interactions between the Parties during the course of implementing the Development Plan and (y) to facilitate the exchange among the Parties of data, information, materials and results relating to clinical manufacturing, clinical trials, and communications and filings with Regulatory Authorities for the Combination Product (in each case solely to the extent that such data, information and materials are required to be exchanged among the Parties, or with respect to which one Member Party has the right to gain access from the other Member Party or the JV, pursuant to this Agreement or the Operating Agreement);

to oversee regulatory matters for the JV, including, without limitation, approving all Combination Product Regulatory Documentation to the extent required pursuant to Section 3.4, overseeing Gilead’s activities as the JV’s liaison with Regulatory Authorities in the Territory, and overseeing the activities conducted pursuant to the SDEA and other pharmacovigilance and safety reporting;

to oversee the Member Parties’ activities pursuant to their respective Supply Agreements and to oversee and coordinate with the JCC with respect to matters relating to the monitoring of Manufacturing capacity, forecasts and orders for the active pharmaceutical ingredients of the Combination Product;

to resolve disputes between the Member Parties with respect to (A) any required approval of publications or presentations pursuant to Section 3.11(a), and (B) a Member Party’s obligation under Section 3.6(b), if any, to provide the other Member Party with access to certain of such Member Party’s records, documentation and data;

to oversee medical affairs and medical communications activities;

to review and approve or reject proposals for Phase IV clinical studies of the Combination Product;

to provide updates on the JDC’s activities and achievements to the JEC each Calendar Quarter; and

to perform such other functions as the Member Parties may mutually agree in writing from time to time.

2.4 Joint Commercialization Committee.

(a) Each Member shall appoint four (4) members of a joint commercialization oversight and management committee (the “Joint Commercialization Committee” or “JCC”). BMS Sub shall appoint one (1) of the members designated by BMS Sub, to serve as chairperson of the JCC through the first anniversary of the Effective Date. Thereafter a member designated by Gilead Sub and then a member designated by BMS Sub shall serve alternately as chairperson, on a rotating annual basis from each anniversary of the Effective Date. The initial JCC members and the chairperson are identified in Annex A hereto.

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(b) Subject to the oversight of the JEC, the JCC shall have the following powers and duties:

to oversee and coordinate the Parties’ activities under the U.S. Commercialization Plan;

to (x) review and propose to the JEC for its approval each annual update of the U.S. Commercialization Plan and U.S. Commercialization Budget and (y) review and approve each interim update of the U.S. Commercialization Plan and U.S. Commercialization Budget, in each case proposed pursuant to Section 5.11(c);

to oversee Gilead’s activities pursuant to the Services Agreement with respect to the distribution of the Combination Product in the United States;

to develop and approve (x) initial marketing materials for the Combination Product in the United States, and (y) updates to such materials from time to time as may be reasonably necessary or appropriate, all in accordance with Section 5.7;

to develop and approve unit volume forecasts for use in preparation of the U.S. Commercialization Plans and U.S. Commercialization Budgets and (regardless of whether there is a U.S. Commercialization Plan or U.S. Commercialization Budget) for use in planning for Manufacture of the Combination Product, planning for Commercialization Activities in the United States and for the Member Parties’ own financial planning purposes;

to (x) determine how the JV will respond to requests in the United States from health care providers or from individual patients who have or may obtain prescriptions for the Combination Product but are unable to afford it, and (y) to establish the appropriate procedures and response times that shall apply in responding to such requests in the United States, in each case ((x) and (y)) in accordance with Section 5.2(a);

to make recommendations to the JEC with respect to Cost Allocation Proposals relating to costs in the United States;

to maintain one Supplier and one or more alternate suppliers pursuant to Section 4.2(a) for Manufacture of commercial supplies of the Combination Product;

oversee and coordinate with the JDC with respect to matters relating to the Manufacturing and labeling of the Combination Product for commercial supply in the United States, including, in the case of Manufacturing, with respect to quality control matters, and the monitoring of Manufacturing capacity, forecasts and orders for the Combination Product to ensure adequate commercial supply to meet the demand therefor in the United States as projected by the JCC and approved by the JEC;

to resolve disputes between the Member Parties with respect to a Member Party’s obligation, if any, pursuant to Section 5.10 to provide the other Member Party with access to certain of such Member Party’s records, documentation and data relating to Commercialization Activities in the United States;

to provide updates on the JCC’s activities and achievements to the JEC each Calendar Quarter; and

to perform such other functions as the Member Parties may mutually agree in writing from time to time.

2.5 Joint Canadian Operating Committee.

(a) Each Member shall appoint three (3) members of a joint oversight and management committee for commercialization in Canada (the “Joint Canadian Operating

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Committee” or “JCOC”). BMS Sub shall appoint one (1) of the members designated by BMS Sub, to serve as chairperson of the JCOC through the first anniversary of the Amended Effective Date. Thereafter a member designated by Gilead Sub and then a member designated by BMS Sub shall serve alternately as chairperson, on a rotating annual basis from each anniversary of the Amended Effective Date. The initial JCOC members and the chairperson shall be designated by the applicable Party promptly after the Amended Effective Date.

(b) Subject to the oversight of the JEC, the JCOC shall have the following powers and duties:

to oversee and coordinate the Parties’ activities under the Canadian Commercialization Plan;

to (x) review and propose to the JEC for its approval each annual update of the Canadian Commercialization Plan and Canadian Commercialization Budget and (y) review and propose to the JEC for its approval each interim update of the Canadian Commercialization Plan and Canadian Commercialization Budget, in each case proposed pursuant to Section 5.11(c);

to oversee Gilead’s activities pursuant to the Canada Distribution and Supply Agreement with respect to the distribution of the Combination Product in Canada;

to develop and approve (x) initial marketing materials for the Combination Product for Canada, and (y) updates to such materials from time to time as may be reasonably necessary or appropriate, all in accordance with Section 5.7;

to develop and approve unit volume forecasts for use in preparation of the Canadian Commercialization Plans and the Canadian Commercialization Budgets and (regardless of whether there is a Canadian. Commercialization Plan or Canadian Commercialization Budget) for use in planning for Manufacture of the Combination Product, planning for the Commercialization Activities in Canada and for the Member Parties’ own financial planning purposes;

to (x) determine how the JV will respond to requests from Canadian health care providers or from individual patients who have or may obtain prescriptions for the Combination Product in Canada but are unable to afford it, and (y) appropriate procedures and response times that shall apply in responding to such requests in Canada, in each case ((x) and (y)) in accordance with Section 5.2(a);

to make recommendations to the JEC with respect to Cost Allocation Proposals relating to costs in Canada;

coordinate with the JDC with respect to matters relating to the Manufacturing and labeling of the Combination Product for commercial supply in Canada, including, in the case of Manufacturing, with respect to quality control matters, and the monitoring of Manufacturing capacity, forecasts and orders for the Combination Product to ensure adequate commercial supply to meet the demand therefor in Canada as projected by the JCOC and approved by the JEC;

to resolve disputes between the Member Parties with respect to a Member Party’s obligation, if any, pursuant to Section 5.10 to provide the other Member Party with access to certain of such Member Party’s records, documentation and data relating to Commercialization Activities in Canada;

to provide updates on the JCOC’s activities and achievements to the JEC each Calendar Quarter; and

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to perform such other functions as the Member Parties may mutually agree in writing from time to time.

2.6 Joint Finance Committee.

(a) Each Member shall appoint two (2) members of a joint finance committee to support the JEC, the JDC, the JCC and the JCOC (the “Joint Finance Committee” or “JFC”). Gilead Sub shall appoint one (1) of the members designated by Gilead Sub, to serve as chairperson of the JFC through the first anniversary of the Effective Date. Thereafter a member designated by BMS Sub and then a member designated by Gilead Sub shall serve alternately as chairperson, on a rotating annual basis from each anniversary of the Effective Date. The initial JFC members and the chairperson are identified in Annex A hereto.

(b) Subject to the oversight of the JEC, the JFC shall have the following powers and duties:

to work with the JEC and the other Operating Committees to assist in financial, budgeting and planning matters as required, including assisting in the preparation of budgets and annual and long-term plans;

to recommend, for approval by the JEC, procedures, formats and timelines consistent with this Agreement for reporting financial data as well as additional or alternative reporting procedures concerning financial aspects of the JV;

to prepare such reports on financial matters as are approved by the JEC for the implementation of the financial aspects of the JV;

to coordinate audits of financial data where appropriate and required or allowed by this Agreement;

to address issues of implementation relating to the financial mechanics and calculations under this Agreement and the Operating Agreement;

to recommend, for approval by the JEC, a means of reconciling, one to the other, the internal reporting and accounting standards of each of the Member Parties where necessary and methods of charging costs and expenses of each of the Member Parties;

to review the appropriate allocation of costs and expenses with respect to Authorized Expenses;

to calculate or cause to be calculated, as the case may be, those matters expressly required to be calculated (or caused to be calculated) by the JFC pursuant to this Agreement, including Sections 7.1(c) and 7.1(d), and pursuant to the Operating Agreement, and to address issues of implementation relating to the cash netting procedures set forth in Section 4.1(c) of the Operating Agreement;

to develop and recommend to the JEC for approval the initial Capital Contributions (as defined in the Operating Agreement) of the Members and each Capital Contribution planning schedule, and to recommend to the JEC certain requests for additional Capital Contributions, in each case pursuant to Section 4.1 of the Operating Agreement;

to provide updates on the JFC’s activities and achievements to the JEC each Calendar Quarter; and

to perform such other functions as the Member Parties may mutually agree in writing from time to time.

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2.7 Procedural Rules of the Operating Committees.

(a) Each of BMS Sub and Gilead Sub shall designate representatives with appropriate expertise to serve as members of each Operating Committee, and each representative may serve on more than one (1) Operating Committee (and/or the JEC) as appropriate in view of the individual’s expertise. The Members shall endeavor to match their respective representation on each Operating Committee, in terms of functional areas and management level.

(b) A member of an Operating Committee may be removed or replaced at any time, with or without cause, by the Member that appointed such committee member. Such action shall be accomplished by written notice to the other Member. Each member of an Operating Committee shall serve until a successor is named by the Member that appointed such committee member (or until his or her earlier resignation or removal).

(c) The JFC shall meet at least one (1) time per Calendar Quarter during the term of this Agreement. The JDC shall meet at least one (1) time per Calendar Quarter until the first anniversary of the later to occur of the Launch of the Combination Product in the United States and the Launch thereof in Canada (or termination of this Agreement with respect to Canada pursuant to Section 14.3), and thereafter at least semiannually (or on such other schedule as may be determined by the JDC). The JCC shall meet at least one (1) time per Calendar Quarter until the second anniversary of the Launch of the Combination Product and thereafter at least semiannually (or on such other schedule as may be determined by the JCC). The JCOC shall meet at least one (1) time per Calendar Quarter until the second anniversary of the Launch of the Combination Product in Canada. Each Operating Committee other than the JCOC shall meet at times and places in the United States mutually agreed by BMS Sub and Gilead Sub. The JCOC shall meet at times and places mutually agreed by BMS Sub and Gilead Sub. The respective Operating Committees shall meet to discuss the overall progress of the Development Activities in the Development Plan or Commercialization Activities in the Commercialization Plans, or the financial aspects of the JV, as the case may be, and any problems arising in the course of such activities; the status of the Development Plan and Development Budget, the Commercialization Plans and Commercialization Budgets, or other financial aspects of the JV, as the case may be; and any other matter that a member of such Operating Committee may reasonably request. Each Operating Committee shall keep accurate and complete minutes of its meetings to record all proposals, recommendations and actions taken. All such minutes and other records of each Operating Committee shall be available to each Member Party.

(d) The chairperson shall organize committee meetings, prepare the meeting agenda based on items submitted by committee members, take or cause to be taken accurate minutes of meetings, circulate draft minutes within seven (7) days after the meeting for approval by the other Member’s committee members, and circulate final minutes to the committee members promptly following such approval. Notice of, and the agenda for, each meeting (and any accompanying materials) shall be circulated to the members of the applicable Operating Committee sufficiently in advance so that in the normal course such materials will be received at least five (5) Business Days in advance of such meeting; provided, however, that under reasonable circumstances such materials may be circulated within a lesser period of time in advance of the meeting, so long as each Member agrees to the inclusion on such agenda of any

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items proposed for consideration by the other Member. Any member of an Operating Committee may waive notice of a meeting thereof, and shall be deemed to waive such notice (but not, if applicable, his or her right to object to the inclusion of a particular agenda item or items as set forth in the proviso to the previous sentence) if he or she attends the meeting and does not object to the meeting because of a lack of notice prior to its commencement.

(e) At least two (2) members appointed by Gilead Sub and two (2) members appointed by BMS Sub must be in attendance at a meeting of an Operating Committee to establish a quorum for the conduct of business. Committee members may attend meetings in person or, as long as each attendee is able to hear the others, by telephone or by video conference equipment; provided, however, that at least two (2) meetings per Calendar Year of each Operating Committee shall be held in person until the Launch of the Combination Product in the United States, and thereafter at least one (1) meeting per Calendar Year of each Operating Committee shall be held in person. Each Operating Committee may also act by unanimous written consent of its members without a meeting.

(f) At each meeting of an Operating Committee, each Member’s designees on such Operating Committee shall, collectively, have one (1) vote on all matters to be acted upon (the “Member Vote”). Each Operating Committee shall take action by unanimous Member Vote. If an Operating Committee is unable to reach agreement on a matter properly presented to such Operating Committee for its consideration, the matter shall be resolved by the procedure set forth in Section 2.9 (except as otherwise provided therein).

(g) Each Operating Committee may, as it deems appropriate, delegate its decision-making authority for specific matters or types of matters (other than, as applicable in the case of the JDC and JCC, approval of updates of the Development Plan, any Commercialization Plans, Development Budget or any Commercialization Budget for which that Operating Committee is responsible, or as provided in Section 3.4) to subcommittees or specific groups, each with representatives from both Members, which shall make such decisions by consensus. If such subcommittees or groups do not reach consensus on a matter, either Member may refer such matters back to such Operating Committee for resolution.

(h) Notwithstanding the enumerated authority of the JEC in this Agreement and the Operating Agreement and the express reservation to the decision-making authority of the Member Parties of certain matters herein and therein: in the event that the JEC, acting (i) by unanimous affirmative Member Votes (as defined in the Operating Agreement) pursuant to Section 6.5(d) of the Operating Agreement, or (ii) by unanimous written consent pursuant to Section 6.5(c) of the Operating Agreement, takes action on a matter relating to the Exploitation of the Combination Product, but with respect to which matter authority and responsibility have not been delegated to or vested in the JEC, the Member Parties shall be deemed to waive any objection to the effect that the JEC acted beyond the scope of its authority or responsibility, and the resolution of such matter shall be binding on the Member Parties for purposes of this Agreement and the Operating Agreement.

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2.8 Alliance Managers.

(a) Gilead and BMS shall each designate within their respective organizations an alliance manager (an “Alliance Manager”) with responsibility for facilitating the interaction and cooperation between Gilead and BMS with respect to the JV and the Exploitation of the Combination Product in the Territory. The initial Alliance Managers are identified in Annex A hereto. Each Member Party may change its Alliance Manager from time to time upon written notice to the other Member Party.

(b) The Alliance Managers shall attend all meetings of the JEC and each Operating Committee (other than the JFC and JCOC) and support the chairpersons of the JEC and each Operating Committee in the discharge of their responsibilities. The Alliance Managers shall be nonvoting participants in such meetings, unless they are also appointed members of the applicable committee(s). Each Alliance Manager shall endeavor to create and maintain a collaborative work environment within and among the JEC and the Operating Committees. In addition, each Alliance Manager: (i) shall be the point of first referral in certain matters subject to dispute resolution as provided in Section 2.9; (ii) shall coordinate the relevant functional representatives of the Member Parties; (iii) shall provide a single point of communication for seeking consensus both internally within the respective Member Parties’ organizations and between the Member Parties; (iv) shall identify and bring disputes to the attention of the JEC or an Operating Committee as appropriate in a timely manner; (v) shall plan and coordinate cooperative efforts and internal and external communications; and (vi) shall take responsibility for ensuring that governance activities, such as the conduct of required JEC and Operating Committee meetings and production of meeting minutes, occur as set forth in this Agreement and in the Operating Agreement and that relevant action items agreed upon at such meetings are appropriately carried out or otherwise addressed.

(c) Notices given by a Member Party to the other Member Party with respect to Development Activities, Combination Product or EFV, TDF or FTC bulk active pharmaceutical ingredient Manufacturing and Commercialization Activities shall be made to the other Member Party’s Alliance Manager and to such other Operating Committee or JEC member of such other Member Party as is most directly involved in or informed of the relevant activity, except that if Gilead or BMS is selected as the Supplier pursuant to Section 4.2(a), it shall not be required to provide such notice to the other Member Party’s Alliance Manager with respect to its toll manufacturing activities.

2.9 Dispute Resolution.

(a) Disputes may be referred to the JEC for resolution, as follows: (i) if an Operating Committee is unable to reach agreement on a matter properly presented to such Operating Committee for its decision, the Operating Committee shall refer the matter to the Alliance Managers for Gilead and BMS, and if the Alliance Managers are unable to resolve the dispute within [ * ] after such referral, then the matter shall be referred to the JEC; and (ii) either Member Party may refer to the JEC any issue arising under this Agreement or the Operating Agreement and not otherwise covered by clause (i).

(b) If the JEC is unable to resolve a dispute referred to it by the Alliance Managers or by a Member Party pursuant to Section 2.8(a) within [ * ] after such

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referral, or in the event that the JEC is unable to resolve a dispute arising within the JEC, then the dispute shall be referred for resolution to the Chief Executive Officer of Gilead Parent and, for BMS, the Chief Executive Officer of BMS Parent or any direct report designated by the Chief Executive Officer of BMS Parent (who shall not be a member of the JEC or any Operating Committee).

(c) If the Chief Executive Officer of Gilead Parent and Chief Executive Officer (or designee, as applicable) of BMS Parent are unable to reach agreement on a disputed matter referred to them pursuant to Section 2.9(b) within [ * ] after such referral, then either Gilead or BMS may refer the disputed matter to binding arbitration pursuant to Section 15.6 if and only if, and to the extent that (A) the disputed matter relates to or arises out of the validity, interpretation or construction of, or the compliance with or breach of, this Agreement, the Operating Agreement, any Ancillary Agreement, or any other agreement contemplated by this Agreement to which a Member Party (or its Affiliates) and the JV and/or the other Member Party (or its Affiliates) are parties; (B) the disputed matter came before the JEC pursuant to Section [ * ], or Section [ * ] (provided that any dispute relating to the [ * ] may be submitted to arbitration only with respect to the issue of whether specific [ * ] are [ * ], any dispute relating to [ * ] pursuant to [ * ] may be submitted to arbitration only with respect to the issue of [ * ], any dispute relating to [ * ] may be submitted to arbitration only with respect to matters arising pursuant to [ * ] may be submitted to arbitration only with respect to matters arising pursuant to [ * ]; or (C) there is a dispute as to whether the [ * ] are satisfied with respect to a matter.

(d) For the avoidance of doubt, the dispute resolution procedures set forth in Sections 2.9(a), 2.9(b) and 2.9(c) shall not apply to any deadlock within the JEC or any Operating Committee resulting from a proposal by one Member’s committee members to reverse or modify a decision of the JEC or such Operating Committee with respect to a matter previously presented to it for decision and approved by unanimous Member Vote or unanimous written consent of its members, unless all of the following conditions are satisfied: (i) such proposal is [ * ] the applicable JEC or Operating Committee decision; (ii) the deadlock involves [ * ]; and (iii) the applicable JEC or Operating Committee decision, if not reversed or modified, would [ * ] pursuant to this Agreement (it being understood that if only certain aspects of the applicable JEC or Operating Committee decision produce these results, only they shall be subject to the dispute resolution procedures set forth in Sections 2.9(a), 2.9(b) and 2.9(c), and the balance of such decision shall remain in effect); provided, however, that this Section 2.9(d) shall not apply to the deliberations and decisions of the JCC pursuant to Sections [ * ], and deliberations and decisions of the JEC with respect to any disputes that arise within the JCC with respect thereto; and provided, further, that the JCC’s and the JEC’s reconsideration of prior decisions with respect to the matters covered by the preceding proviso shall be governed by [ * ], respectively, and in the event of any such reconsideration (and any dispute resolution and arbitration in connection therewith), the prior decision in force at the time of reconsideration shall remain in force and continue to apply until such time, if any, as a modified position may be agreed by the JCC or the JEC, or adopted by the arbitrator(s), as the case may be.

(e) Nothing in this Section 2.9 shall affect the right of a Member Party to exercise its rights under Section 14.4 with respect to a Material Default by the other Member Party, concurrently with the exercise of its rights under this Section 2.9. In the event that, at any

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time prior to completion of the dispute resolution procedures set forth in this Section 2.9, the Non-Breaching Member Party delivers a notice of Material Default to the Breaching Member Party, the sixty (60) day cure period referred to in Section 14.4(a) shall begin to run upon the receipt of such notice and shall run concurrently with the procedures set forth in this Section 2.9.

2.10 Collaboration Principles. The Parties agree to abide by the following principles (“Collaboration Principles”) in their conduct of the Development Activities and the Commercialization Activities, and to cause their representatives on the JEC and the Operating Committees to observe these principles in connection with their committee-related activities:

(a) Subject to Sections 2.10(b) and (c), the purposes of the JV are (i) to develop, manufacture, and commercialize the Combination Product for use within the Territory, and (ii) to optimize the commercial potential of the Combination Product within the Commercialization Plans, subject to the applicable Commercialization Budget. For the avoidance of doubt, nothing in this Agreement or in the Operating Agreement shall be deemed to restrict or prohibit either Member Party or any of its Affiliates from (x) commercializing its Single Agent Product(s) and/or Double Agent Product as applicable, (y) subject to Sections 3.10 and 5.6, developing, manufacturing and commercializing combination products (other than the Combination Product) for the treatment of HIV infection or otherwise, including, without limitation, any product containing such Party’s Single Agent Product(s) and/or Double Agent Product or (z) conducting clinical studies involving one or more of EFV, FTC and TDF, or any combination thereof (including the Combination Product).

(b) Subject to Section 5.7, each Party’s Promotion of the Combination Product in the Territory shall be in accordance with the Approved Marketing Materials, and the label and the package insert for the Combination Product approved by the applicable Regulatory Authority; provided, however, that subject to the foregoing, each Party shall have a right to position the Combination Product within its HIV product portfolio in its sole discretion.

(c) Except as expressly provided otherwise in this Agreement (or in the Operating Agreement or any Ancillary Agreement) and notwithstanding the powers and authority delegated to a Party, the JEC or an Operating Committee, neither Party shall have any obligation (i) to conduct activities in support or furtherance of the Exploitation of the Combination Product, unless mutually agreed in writing by the Parties or expressly set forth in this Agreement, any Commercialization Plan or the Development Plan, or (ii) to make payments or incur expenses or liabilities in support or furtherance of the Exploitation of the Combination Product unless mutually agreed in writing by the Parties or expressly set forth in the Commercialization Budgets or the Development Budget.

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2.11 Commercialization Budget/Plan Deadlocks. In the event of a Commercialization Budget Deadlock or a Commercialization Plan Deadlock (as such terms are defined below) with respect to any portion of the period from the Effective Date through the end of the Subsequent Launch Period in the United States or Canada, as applicable, then in lieu of any other dispute resolution procedures set forth in this Agreement or in the Operating Agreement, the Parties agree that the dispute shall be conclusively resolved as follows:

(a) If a Commercialization Budget Deadlock relates to any Calendar Year (or part thereof) during the period from the Effective Date through the end of the Initial Launch Period in a Commercialization Budget, the level of aggregate expenditure for the Calendar Year (or part thereof) in dispute shall be fixed, upon notice given by a Member Party to the other Member Party, at (i) in the case of disputes on annual updates, the level for the Calendar Year in dispute provided for in the initial version of such Commercialization Budget included in Annex C or Annex U hereto (as most recently updated, if applicable), or (ii) in the case of disputes on interim updates, the level then in effect for the relevant part of the current Calendar Year.

(b) If a Commercialization Budget Deadlock relates to any Calendar Year (or part thereof) during the Subsequent Launch Period in a Commercialization Budget, (i) the level of aggregate expenditure for the Calendar Year (or part thereof) in dispute shall be fixed, upon notice given by a Member Party to the other Member Party, at (A) in the case of disputes on annual updates, [ * ] of the level (as most recently updated) budgeted for the Calendar Year immediately preceding the Calendar Year in dispute unless both Members, through their respective representatives on the JEC have proposed levels of aggregate expenditure both of which are lower than the aforesaid [ * ] level, in which case the level of aggregate expenditure for the Calendar Year in dispute shall instead be fixed at the [ * ] of the [ * ] by the Members through their respective representatives on the JEC, or (B) in the case of disputes on interim updates, the level then in effect for the relevant part of the current Calendar Year, and (ii) if there is a dispute regarding the level of aggregate expenditure provided for in a subsequent annual update to such Commercialization Budget covered by the foregoing clause (A), such level shall be fixed, upon notice given by a Member Party to the other Member Party, at the amount [ * ] which is the [ * ] of the [ * ] by the Members through their respective representatives on the JEC.

(c) If a Commercialization Plan Deadlock relates to any Calendar Year (or part thereof) during the Initial Launch Period in a Commercialization Plan, the [ * ] for the Calendar Year (or part thereof) in dispute shall be fixed, upon notice given by a Member Party to the other Member Party, at (i) in the case of disputes on annual updates, the level for the Calendar Year in dispute provided for in the initial version of such Commercialization Plan included in Annex C or Annex U hereto (as most recently updated, if applicable), or (ii) in the case of disputes on interim updates, the level then in effect for the relevant part of the current Calendar Year.

(d) If a Commercialization Plan Deadlock relates to any Calendar Year (or part thereof) during the Subsequent Launch Period in a Commercialization Plan, (i) the [ * ] for the Calendar Year (or part thereof) in dispute shall be fixed, upon notice given by a Member Party to the other Member Party, at (A) in the case of disputes on annual updates, [ * ] of the level (as most recently updated) in effect for the Calendar Year immediately preceding the Calendar Year in dispute, unless both Members, through their respective representatives on the JEC, have proposed [ * ] both of which are lower than the aforesaid [ * ] level, in which case the [ * ] for the Product Year in dispute shall instead be fixed at the [ * ] of the [ * ] by the Members through their respective representatives on the JEC, or (B) in the case of disputes on interim updates, the level then in effect for the relevant part of the current Calendar Year, and (ii) if there

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is a dispute regarding the [ * ] provided for in a subsequent annual update to such Commercialization Plan covered by the foregoing clause (A), such level shall be fixed, upon notice given by a Member Party to the other Member Party, at the amount (which [ * ] is the [ * ] of the [ * ] by the Members through their respective representatives on the JEC.

For Calendar Years (or any part thereof) commencing after the Subsequent Launch Period, any aggregate expenditures in the Commercialization Budget for a country in the Territory, and any [ * ] in the Commercialization Plan for such country, shall be decided by the mutual agreement in writing of the Member Parties; failure to reach agreement thereon shall not be subject to dispute resolution hereunder. As used in this Agreement, (x) a “Commercialization Budget Deadlock” shall mean that the JEC is unable to reach agreement, by unanimous Member Vote (as defined in the Operating Agreement) or unanimous written consent of the members of the JEC, on the level of aggregate expenditure in any annual or (in the case of clause (y) of Section 2.2(vi)) interim update to any Commercialization Budget covering all or any portion of the period from the Effective Date through the end of the Initial Launch Period for such country or all or any portion of the Subsequent Launch Period for such country, and (y) a “Commercialization Plan Deadlock” shall mean that the JEC is unable to reach agreement, by unanimous Member Vote or unanimous written consent of the members of the JEC, on the [ * ] to be conducted in any annual or (in the case of clause (y) of Section 2.2(vi)) interim update to a Commercialization Plan covering all or any portion of the Initial Launch Period or the Subsequent Launch Period for such country.

2.12 Expenses. Gilead and BMS shall each bear their own expenses related to the management of the JV, including without limitation all expenses relating to the meetings of the JEC and the Operating Committees, the participation of the Members’ representatives in such meetings, communications with the other Member in connection with such meetings or matters within the authority of the committees, and travel to and from such meetings, and such expenses shall not be deemed JV Expenses or Authorized Other Expenses.

SECTION 3.

DEVELOPMENT ACTIVITIES

3.1 General. Under the oversight of the JDC, Gilead and BMS shall each perform, or cause its Affiliates to perform, on behalf of and in the name of the JV, the Development Activities designated for such Member Party in the Development Plan, in each case in accordance with the timeline set forth in the Development Plan. For the avoidance of doubt, Gilead, on its own behalf and in its own name, shall have the sole right to [ * ] in its sole discretion and without oversight by the JDC or the JEC, but shall [ * ] with respect to [ * ] of such [ * ].

3.2 Clinical Development.

(a) Without limitation of Section 3.1, Gilead, under the oversight of the JDC, shall have primary responsibility for the development of the Combination Product and the conduct of any clinical trials and bioequivalence studies required for obtaining approval of (i) an NDA for the Combination Product in the United States in the Field, and (ii) an NDS for the

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Combination Product in Canada in the Field, in each case only as set forth in the Development Plan or otherwise mutually agreed upon by the Member Parties.

(b) In the event that either Member Party desires (i) to conduct or sponsor, or cause to be conducted or sponsored, jointly with the other Member Party, or in the name of the JV, a clinical trial of the Combination Product (whether such clinical trial would involve the Combination Product alone, or with one or more other products) other than any clinical trial contemplated by the Development Plan, including, without limitation, an expanded access program or Phase IIIb/IV study, or (ii) to support jointly with the other Member Party (either on their own behalf or in the name of the JV) any such clinical trial sponsored by an investigator, such Member Party shall so notify the other Member Party. The Member Parties shall then discuss the particulars of the proposed clinical trial. In the event that the Member Parties, each in its sole discretion, agree to conduct jointly or sponsor jointly such clinical trial (either on their own behalf or in the name of the JV), the JDC representatives shall prepare and agree upon a trial protocol and designate a Member Party to take the lead in conducting or supervising such clinical trial and negotiating any necessary clinical trial agreements, as the case may be, and the external, out-of-pocket costs of the Member Parties, if any, without any markup, relating to such clinical trial shall be treated as Authorized Development Expenses. In the event that the Member Parties, each in its sole discretion, agree to support jointly (either on their own behalf or in the name of the JV) any investigator-sponsored clinical trial, the Member Parties shall coordinate with the investigator seeking to conduct such clinical trial and agree upon an appropriate grant of support (including, without limitation, support in the form of funding or the contribution of drug product), and the external, out-of-pocket costs of the Member Parties, if any, without any mark up, with respect to such clinical trial shall be treated as Authorized Development Expenses. Each clinical trial that the Member Parties shall determine to conduct, sponsor or support jointly pursuant to the preceding two sentences shall be referred to as a “Co-Funded Clinical Trial.” The Clinical Data with respect to any Co-Funded Clinical Trial shall be deemed to be Joint Know-How; provided, however, that, in the case of any investigator-sponsored clinical trial, the Clinical Data resulting from any such Co-Funded Clinical Trial shall be deemed to be Joint Know-How only if and to the extent that the JV or either or both Member Parties obtains any right, title and interest in and to such Clinical Data.

For the avoidance of doubt, nothing contained in this Section 3.2 is intended, or shall be construed, to restrict or prohibit either Member Party from conducting independently or together with one or more Third Parties, any clinical trial of the Combination Product (whether such clinical trial would involve the Combination Product alone, or with one or more other products). Prior to a Member Party’s commencing any such clinical trial sponsored by such Member Party, whether independently or together with one or more Third Parties, the applicable Member Party shall provide a brief summary of the protocols to the other Member Party’s representatives on the JDC (it being understood that neither such representatives nor the JDC shall have any approval rights with respect to such study or protocols), provided that (A) each such summary shall constitute Confidential Information of the disclosing Member Party to the extent that the information provided in such summary satisfies the criteria set forth in Section 12.3, (B) the receiving Member Party’s representatives shall not use such summary for any purpose other than providing comments thereon to the disclosing Member Party (which

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comments may be accepted or rejected by the disclosing Member Party in its sole discretion), and (C) the receiving Member Party’s representatives shall not disclose such summary to any Persons other than employees of such Member Party who have an obligation (x) not to further disclose such summary and (y) to use such summary solely in order to assist such Member Party’s representatives in providing comments thereon. For the avoidance of doubt, a Member Party’s providing such summary with respect to any such clinical trial pursuant to this Agreement shall not be construed to have the effect of causing the activities with respect to such clinical trial to be deemed to be Project Activities for purposes of this Agreement.

(c) In the event that the Member Parties determine to conduct additional Development Activities for an alternative formulation or presentation of the Combination Product, and conduct or cause to be conducted such additional activities, the external, out-of-pocket costs of the Member Parties, if any, without any markup, with respect to such activities shall be treated as Authorized Development Expenses.

3.3 Formulation and CMC Data. Without limitation of Section 3.1, Gilead, under the oversight of the JDC, shall have primary responsibility for formulation and Manufacturing Process development for, and preparation of the CMC Data relating to, the Combination Product as contemplated by the Development Plan. Formulation development shall include, without limitation, conducting the formulation screening, optimization, scale-up and technology transfer for the Combination Product in the Field.

3.4 Regulatory Matters.

(a) Without limitation of Section 3.1, Gilead, under the oversight of the JDC and with the participation of BMS as described in this Section 3.4, shall have primary responsibility for preparing and filing all necessary Regulatory Documentation and for acting as liaison on behalf of the JV for all communications with the Regulatory Authorities in the Territory relating to the obtaining of approval of the Combination Product in the Field, in the case of the United States, under an NDA separate from the respective NDAs for Sustiva, Viread, Emtriva and Truvada, and in the case of Canada, under an NDS separate from the respective NDSs for Sustiva, Viread, Emtriva and Truvada. Gilead shall prepare and file all Combination Product Regulatory Documentation with Regulatory Authorities in the Territory in the name of the JV. All submissions of Combination Product Regulatory Documentation consisting of any INDs, NDAs, sNDAs, CTAs, NDSs, SNDSs, CMC Data, drug master files and PSURs (collectively, the “Key Regulatory Submissions”) shall be approved in advance by the JDC (which shall not delegate such approval to any subcommittees or groups referred to in Section 2.6(g)). If permitted by Applicable Law, the label for the Combination Product shall list the agents in the following order: [ * ]. For the avoidance of doubt, this Section 3.4(a) shall not apply with respect to obtaining and maintaining the [ * ].

(b) Gilead shall notify BMS as early as reasonably practicable in advance of all meetings (whether face to face or by teleconference) and communications with representatives of the Regulatory Authorities in the Territory concerning the Combination Product and in order to provide BMS with an opportunity to be present at such meetings and to review and comment on such communications; provided, however, that in no event shall Gilead,

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after using reasonable efforts to provide BMS with an opportunity to be present at any such meeting or to review and comment on such communications, be required to postpone any such meeting to ensure that BMS attends such meeting or to postpone any such communication in order to ensure that BMS’ comments are received by Gilead in advance of its submission to Regulatory Authorities, as the case may be. In order to enhance the efficiency of the Member Parties’ coordination on regulatory matters concerning the Combination Product, and increase the likelihood that BMS will have a meaningful opportunity to participate in such activities, during the term of this Agreement, BMS will cause one of its employees with the necessary regulatory expertise and decision-making authority to be dedicated on a full-time basis to serving as a conduit for BMS’ participation in such activities. Gilead shall promptly forward to BMS in advance of any such meeting copies of all documents and other relevant information relating to such meeting. Notwithstanding anything contained in this Agreement to the contrary, (i) at any such meeting with, or any such communication to, the Regulatory Authorities in the Territory concerning the Combination Product, at which BMS and Gilead are present or in which both Member Parties participate, each Member Party shall take the lead on matters relating to its respective Single Agent Product(s) or Double Agent Product and (ii) at any such meeting with, or any such communication to, such Regulatory Authorities concerning the Combination Product, at which only one Member Party meets or in which communication only one Member Party participates (without the other Member Party’s presence or participation), such Member Party shall not engage in any substantive discussions pertaining to the other Member Party’s Single Agent Product(s) or Double Agent Product, as the case may be, including, without limitation, with respect to API consisting of EFV, TDF or FTC, as the case may be, as it relates to the Combination Product. Notwithstanding anything in this Section 3.4(b) to the contrary, this Section 3.4(b) shall not apply with respect to obtaining and maintaining the [ * ].

(c) Each Member Party shall promptly forward to the other Member Party any written communications received from representatives of the Regulatory Authorities relating to the Combination Product. BMS shall provide Gilead with full access to and copies (including electronic copies if requested) of the BMS Regulatory Documentation, including without limitation the NDA and NDS for Sustiva, as Gilead may reasonably request in connection with (and solely for the purpose of) the performance of its duties under this Section 3.4. Notwithstanding anything in this Section 3.4(c) to the contrary, this Section 3.4(c) shall not apply with respect to obtaining and maintaining the [ * ].

(d) Nothing in this Section 3.4 shall prohibit or restrict either Member Party from communicating with the Regulatory Authorities on matters relating to the Exploitation of any of its respective Single Agent Product(s), Double Agent Product or other pharmaceutical products. Each Member Party shall promptly notify the other Member Party of any label change for the first Member Party’s respective Single Agent Product(s) or Double Agent Product that may result in a label change for the Combination Product. If any communications from Regulatory Authorities regarding potential label changes for the Combination Product are reasonably expected to lead to a label change for a Member Party’s Single Agent Product or Double Agent Product, then, notwithstanding anything in this Agreement to the contrary, the affected Member Party shall take the lead in dealing with the Regulatory Authorities on such matter.

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3.5 Performance; Subcontracting. Gilead and BMS each shall perform its respective Development Activities in material compliance with GCP, GLP, and GMP, in each case to the extent applicable, and the requirements of Applicable Law, and so long as there is a Development Plan in effect, shall use Commercially Reasonable Efforts to perform its Development Activities under the Development Plan efficiently and expeditiously, subject to the Development Budget. Either Member Party may subcontract the performance of its respective Development Activities; provided, however, that the subcontracting Member Party shall oversee the performance by its subcontractors of the subcontracted Development Activities in a manner that would be reasonably expected to result in their timely and successful completion and shall remain responsible for the performance of such Development Activities in accordance with this Agreement and the Development Plan.

3.6 Records.

(a) Maintenance of Records. Gilead and BMS each shall severally (in accordance with their respective allocations of responsibilities with respect to Project Activities) maintain, or cause to be maintained, all Combination Product Regulatory Documentation and final supporting records and documentation therefor (but not draft records or documentation therefor except as otherwise required by Applicable Law), in sufficient detail and in material compliance with GCP, GLP, and GMP, in each case to the extent applicable. Such records shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of its respective Development Activities in a manner appropriate for any regulatory purpose and, when applicable, for use in connection with Patent filings, prosecution and maintenance. Such documentation and records shall be retained for at least (i) three (3) years or (ii) such longer period as may be required by Applicable Law.

(b) Access to Records. Each Member Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any Combination Product Regulatory Documentation and final supporting records and documentation therefor generated or maintained by the other Member Party, for use by the receiving Member Party solely in connection with the performance of its Development Activities in a manner consistent with the Development Plan. Subject to the terms and conditions of this Section 3.6(b), each Member Party shall also have the right, during normal business hours and upon reasonable notice, to obtain from the other Member Party access to or copies of scientific, regulatory and technical records, documentation and data solely to the extent relating to the Combination Product or such other Member Party’s Single Agent Product(s) and/or Double Agent Product, as the case may be, and solely to the extent (i) necessary in order for the receiving Member Party to perform its obligations with respect to Development Activities in a manner consistent with the Development Plan, (ii) necessary for the receiving Member Party to confirm compliance with and/or to comply with GLP, GCP and GMP (to the extent applicable), and other Applicable Law, as it relates to Project Activities, and/or (iii) necessary to enable the receiving Member Party to conduct reasonable diligence on matters potentially giving rise to liability on the part of the JV and/or such receiving Member Party, or to conduct a defense of itself and/or the JV with respect to any such liability, if and to the extent that a fact, circumstance or event has arisen that gives the receiving Member Party a reasonable basis to believe that it or the JV has or may incur such liability, in each case for use by the receiving Member Party for the purpose set forth in clause

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(i), (ii) or (iii) above, as the case may be. Clause (iii) of the immediately preceding sentence shall not require any Party to provide such data, documentation or records in the event that the Parties’ interests in such matter are or may be [ * ], in which case [ * ], shall apply. Each such request shall be made in writing and shall state the reason(s) therefor (each a “Development Record Request”). The Member Party from which such records, documentation or data are requested shall have the right to raise reasonable objections in writing in response to such Development Record Request, including, without limitation, based on such Member Party’s interests in protecting from disclosure to the requesting Member Party trade secrets or other competitive business information. Upon any such objection being asserted, the Member Parties shall promptly confer in an attempt to address each Member Party’s concerns and reach a resolution with respect to the matter, and in the event that the Member Parties are unable to agree upon a mutually agreeable resolution, either Member Party shall have the right to refer the matter to the JDC. In the event that any such dispute is ultimately [ * ] determine as a threshold matter whether and to what extent one or more criteria set forth in clauses (i), (ii) and/or (iii) above have been satisfied by the requesting Member Party, and, if so, shall make a determination with respect to whether and to what extent the disclosure of such information shall be required by [ * ]. In making such determination, [ * ] to the facts and arguments set forth in the Development Record Request and the other Member Party’s written response thereto, and (y) shall have the right to require the receiving Member Party to abide by terms and conditions for the handling, use and non-disclosure (either within such Member Party’s organization and/or to Third Parties) of such information as may be reasonable under the circumstances. Except as provided in this Section 3.6, a Member Party shall not have the right to obtain from the other Member Party access to or copies of the other Member Party’s records, documentation and data described above, unless otherwise expressly permitted pursuant to this Agreement or the other Member Party gives its consent in its sole discretion.

3.7 Updates to Development Plan and Development Budget. Gilead shall prepare and submit to each of the JDC and JFC (i) not less than [ * ] prior to the start of each Calendar Year, a proposed update to the Development Plan and the Development Budget for such Calendar Year and (ii) not less than [ * ] prior to the start of each Calendar Year, a preliminary update to such Development Budget (which may address budget issues at a general level, may be incomplete and is subject to change). In addition, either Member Party, directly or through its representatives on the JDC, may propose updates to the Development Plan and the Development Budget to the JDC from time to time as appropriate in light of changed circumstances. Such changes and updates shall be subject to approval by the JDC as set forth in Section 2.7(f), with annual updates to be approved at least [ * ] prior to the start of such Calendar Year. If an annual or interim update to the Development Plan or the Development Budget is not approved by the JDC, then, subject to Sections 2.2(v) and 2.9 as applicable, the Development Plan or Development Budget, as the case may be, shall continue in effect as approved and most recently updated pursuant to this Section 3.7. Updated Development Plans shall not cover items other than those included in the initial Development Plan unless mutually agreed by the Member Parties.

3.8 Development Expenses. [ * ] shall be [ * ] responsible for all costs that it incurs (a) in its sole discretion, in connection with the [ * ] or (b) in the performance of [ * ]

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Development Activities as set out in the Development Plan attached hereto as Annex B, [ * ] attached hereto as Annex V. The Parties agree that the JV shall bear all JV Expenses incurred by Gilead or BMS in connection with the performance of its respective Development Activities to the extent meeting all of the following criteria (“Authorized Development Expenses”): (i) such Development Activities are conducted pursuant to the Development Plan and are within an area of responsibility for the relevant Member Party listed in the Development Budget as being chargeable to the JV; (ii) the total expenses for that area of responsibility for that Member Party for the relevant period to the extent that they do not exceed the corresponding budgeted amount for that area in that period by more than [ * ] unless approved by the JDC; (iii) the expenses are external, out-of-pocket costs of Gilead or BMS, without any markup; and (iv) the expenses are not [ * ] costs of [ * ] referred to in the [ * ].

3.9 Reports. Gilead and BMS shall each present to the other, at a meeting of the JDC at least once per Calendar Quarter until the first anniversary of the Launch of the Combination Product in the United States, and, thereafter, at a meeting of the JDC, at least semiannually, a report (oral and written, which written report shall not be required to contain more detail than that typically included in an executive summary) describing (i) the Development Activities it has performed, or caused to be performed, since the preceding meeting at which such a report was presented (or, in the case of the first meeting of the JDC, prior to such meeting) and on a Calendar Year-to date basis, evaluating the work performed in relation to the goals and timeline of the Development Plan, (ii) its Development Activities in process and the future activities it expects to initiate during the then-current Calendar Year, as compared to the Development Plan, and (iii) in the case of the written report the Authorized Development Expenses incurred, and expected to be incurred, by such Member Party for the then-current Calendar Year, as compared to the Development Budget. In addition, Gilead and BMS shall report promptly to the JDC through their respective committee members any material developments with respect to Development Activities that they are responsible for performing under the Development Plan. Notwithstanding anything contained in this Section 3.9 to the contrary, each Member Party’s reporting obligations under this Section 3.9 shall automatically be deemed to terminate with respect to any period in which there is not then in effect a Development Plan and Development Budget.

3.10 New Products. During the period from the Effective Date through the [ * ] anniversary of the Effective Date, the Member Parties agree to use commercially reasonable efforts to evaluate and pursue an arrangement with each other for the co-development and co-commercialization of a [ * ] product comprising [ * ]; provided, however, that the Member Parties may terminate such efforts by mutual written agreement if they determine that the proposed product is not commercially or technically feasible, with such agreement to terminate not to be unreasonably withheld. In furtherance of the foregoing, notwithstanding anything in this Agreement to the contrary, during the period from the Effective Date through the [ * ] anniversary of the Effective Date (a) Gilead shall not (and shall cause its Affiliates not to) [ * ] an [ * ] with any [ * ] for [ * ] within the Territory of any [ * ] that contains [ * ] with a [ * ] that is (i) [ * ] to that Third Party and (ii) [ * ] in the Territory as of [ * ], and (b) BMS shall not (and shall cause its Affiliates not to) [ * ] an [ * ] with any [ * ] for [ * ] within the Territory of any [ * ] that contains [ * ] in combination with [ * ] that are (i) proprietary to that Third Party and (ii) [ * ] in the Territory as of [ * ].

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3.11 Publication.

(a) Either Member Party shall have the right to publish or present data and findings resulting from Project Activities, including, without limitation, Co-Funded Clinical Trials, subject to the right of objection or demand for modification by the other Member Party in the interest of (i) protecting the Confidential Information of such other Member Party, (ii) preserving the intellectual property rights of such other Member Party or the JV, and/or (iii) assuring that the publication or presentation presents such data and findings in a fair, accurate and balanced manner in accordance with ethical, medical and/or scientific standards. During the term of this Agreement, each Member Party shall provide to the other Member Party’s representatives on the JDC for review copies of all academic, scientific and medical publications and presentations specifically relating to the Combination Product (or otherwise relating to the combined use of EFV, FTC and TDF) that the Member Party proposes to submit for publication or presentation and that result from Project Activities; provided, however, that notwithstanding anything contained in this Section 3.11 to the contrary, the terms and conditions of this Section 3.11 shall not apply to any publications and presentations resulting directly or indirectly from Study 934. Review of such publications and presentations shall be conducted only for purposes of considering compliance with the standards set forth in clauses (i), (ii) and (iii) above (the “Publication Standards”) and shall consider whether any portion of any such publication or presentation should be modified or deleted in order to conform to the Publication Standards. In addition, in the case of any such publication or presentation resulting from a Co-Funded Clinical Trial, the Member Party that proposes to submit such publication or presentation shall have the right to do so only if the other Member Party agrees that such publication or presentation, as may be modified, conforms to the Publication Standards, which agreement shall not be unreasonably withheld or delayed. Such Member Party shall consider in good faith any comments provided to it by such other Member Party with respect to such publication or presentation, including, without limitation, any comments of a scientific or medical nature. In the case of any such publication or presentation resulting from other Project Activities, the other Member Party shall have a right to comment on such publication or presentation, provided that the Member Party proposing such publication or presentation shall be under no obligation to accept such comments (except to the extent necessary to preserve the intellectual property rights of such other Member Party or the JV) and shall be free to publish or present, as the case may be. Written copies of each proposed publication or presentation required to be provided for review shall be provided to the other Member Party’s representatives on the JDC no later than [ * ] before submission for publication or presentation, except that (A) in the case of an abstract, a copy of the abstract shall be provided as soon as reasonably practicable in advance of the submission of such abstract to a Third Party (which period may be less than [ * ] and (B) if the deadline for submission of such publication or presentation is less than [ * ] from the date of completion of that publication or presentation, copies will be provided as soon as reasonably practicable in advance of such submission deadline. In the case of any proposed publication or presentation of a Member Party that is required to be reviewed by the other Member Party, in the event that the Member Parties fail to reach agreement, if applicable, on such publication or presentation by the conclusion of

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the applicable review period, and as a result there is a dispute between the Member Parties with respect to such publication or presentation, such dispute may be referred by either Member Party to the JDC. The Member Parties shall comply in any publications made pursuant to this Section 3.11 with standard academic practice regarding authorship of scientific publications and recognition of contribution of parties. For the avoidance of doubt, nothing contained in this Section 3.11 shall alter or affect a Member Party’s confidentiality obligations pursuant to Section 12.

(b) Subject to compliance with Section 3.11(a), nothing in this Agreement shall restrict either Member Party from providing information on Co-Funded Clinical Trials conducted by the other Member Party to any Clinical Trials Registry or Clinical Trials Results Database, in accordance with Applicable Law and industry practice. For purposes of this Section 3.11(b), (i) “Clinical Trial Registry” means any listing of Clinical Trials which have been initiated, whether maintained by the U.S. federal government (e.g., www.clinicaltrials.org), or an independent organization (e.g., PhRMA or Rx&D) and (ii) “Clinical Trials Results Database” means any database which provides access to Clinical Trial results to physicians, patients and the general public, whether maintained by any government, Regulatory Authority or independent organization (e.g., PhRMA or Rx&D).

3.12 Certain Inspections. Each Member Party shall involve the other Member Party, to the extent feasible, in its GCP, GLP and GMP audit process for any facilities used in the performance of Development Activities for the Combination Product (including the facilities of any subcontractors to the extent permitted pursuant to the terms of the applicable subcontract or otherwise permitted by the applicable subcontractor) and shall consider in good faith any issues concerning such compliance or any safety and efficacy issues with respect to the Combination Product or the active pharmaceutical ingredient(s) of the other Member Party’s Single Agent Product(s) or Double Agent Product, as applicable, that are raised by the other Member Party on a reasonable basis as a result of such audits. Each Member Party shall also have the right, during normal business hours and upon reasonable notice, to inspect the other Member Party’s facilities (or the facilities of any subcontractor to the extent permitted pursuant to the terms of the applicable subcontract or otherwise permitted by the applicable subcontractor), used in the performance of Development Activities for the Combination Product, if the Member Party desiring such inspection has a reasonable basis on which to raise in good faith any such compliance, safety or efficacy issues apart from the aforementioned audit inspections. Any audit referred to in this Section 3.12 shall be subject to reasonable restrictions on access to confidential information and trade secrets by the inspecting Member Party to the extent such confidential information and trade secrets are not expressly required to be disclosed by such Member Party to the other Member Party pursuant to this Agreement.

3.13 Medical Affairs and Medical Communications.

(a) Gilead and BMS shall determine independently how to utilize and deploy their respective medical science liaisons for activities relating to the Combination Product. The JDC shall develop and approve presentation materials for use by each Member Party’s medical science liaisons when engaging in activities to support the Combination Product, and the medical science liaisons shall use only such approved presentation materials in such

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activities. The JDC shall develop, and the Member Parties shall implement, procedures to coordinate the training of each Member Party’s medical science liaisons on any approved presentation materials.

(b) The JDC shall develop guidelines and procedures for determining and providing appropriate responses to medical inquiries about the Combination Product, including assigning responsibilities for medical communications. The Parties shall develop a set of standard response documents for the Member Parties to use in responding to medical inquiries about the Combination Product, as follows: (i) each Member Party shall develop standard response documents relating to their respective Single Agent Product(s) and Double Agent Product as incorporated in the Combination Product, and (ii) Gilead shall develop draft standard response documents relating to the Combination Product as a whole (substantially incorporating that developed by each Member Party for its Single Agent Product(s) and/or Double Agent Product), for review, comment and approval by the JDC.

SECTION 4.

MANUFACTURING AND SUPPLY

4.1 Clinical Supply. Gilead shall Manufacture or have Manufactured through a subcontractor, on behalf of the JV, clinical supplies of the Combination Product in such quantities as may be needed for the clinical trials and studies required to obtain Approvals of the Combination Product in each country in the Territory. In connection with such Manufacture, Gilead and BMS each shall donate to the JV quantities of FTC and TDF, in the case of Gilead, and EFV, in the case of BMS. Each Member Party’s Cost of Goods of such supply, as well as Gilead’s Cost of Goods for Manufacture of the clinical supplies of the Combination Product, shall not be chargeable to the JV.

4.2 Commercial Supply.

(a) The initial Development Plan designates the initial commercial Supplier of the Combination Product, which Supplier shall be the source of Combination Product supply for purposes of the NDA filing and Launch in the United States. Within [ * ] after the Effective Date, the JCC shall determine the most cost-efficient manner in which to source the commercial supply of the Combination Product, including, without limitation, one or more alternate suppliers. Thereafter, during the term of this Agreement, the JCC shall review annually the appropriate source(s) of commercial supply of the Combination Product after Launch in the United States and agree upon appropriate changes. Each Member Party may propose interim changes with respect thereto from time to time between such reviews, which changes the JCC shall adopt if failure to do so would be likely to have a material adverse effect on the Combination Product business. If Gilead or BMS desires to be considered as a possible Supplier of the Combination Product, it shall submit a confidential written proposal to the JV for consideration by the JCC alongside written proposals submitted by recognized, reliable and sufficiently capitalized Third Parties and/or the supply terms pertaining to the initial Supplier. Any proposal submitted by a possible Supplier shall include an offer to perform any required tableting, blistering, packaging, labeling, analytical testing and storage activities with respect to commercial supplies of the Combination Product. The JCC shall select a Person to supply the

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JV with commercial supplies of the Combination Product on the basis of price, quality, reliability, GMP compliance, security of supply and other relevant commercial considerations. If a Third Party is selected as a Supplier, the JCC shall designate a Member Party to manage the relationship with that Supplier. Any supply contract between the JV and Gilead or BMS as Supplier shall be negotiated on an arm’s-length basis and shall contain such terms and conditions as are customary in the pharmaceutical industry, modified as appropriate for the Combination Product. The Parties anticipate that, following the Amended Effective Date, the JV and Gilead will negotiate an amendment to that certain Product Supply Services Agreement entered into by the JV and Gilead as of May 24, 2006, as well as the related Quality Agreement, for the purpose of establishing commercial supply arrangements with respect to the Combination Product for Canada.

(b) The JCC, directly or through a designated Member Party, and in coordination with the JDC, shall monitor Manufacturing capacity of, and forecasts and orders for, the Combination Product submitted to the relevant Supplier(s) to ensure that adequate commercial supplies of the Combination Product will be available to meet the demand therefor as projected by the JCC in commercial unit volume forecasts. The JCC shall prepare [ * ] rolling unit volume forecasts at least [ * ] before the commencement of each forecast period, and shall update such unit volume forecasts on a [ * ] basis, or as the JCC deems necessary and appropriate.

(c) In connection with the Manufacture by the Supplier of the commercial supply of the Combination Product for the JV, Gilead and BMS each shall supply to the JV quantities of FTC and TDF, in the case of Gilead, and EFV, in the case of BMS, and in each case in the form of bulk active pharmaceutical ingredient, pursuant to and in accordance with their respective Supply Agreements. In consideration of such supply, the JV shall pay to Gilead and BMS, respectively, the Gilead Transfer Price and the BMS Transfer Price. The JDC shall monitor orders under the respective Supply Agreements to assure consistency in the quantities of FTC, TDF and EFV ordered by the JV thereunder.

SECTION 5.

COMMERCIALIZATION ACTIVITIES

5.1 Co-Promotion Obligations.

(a) Gilead and BMS each shall use Commercially Reasonable Efforts to perform in each country in the Territory the Commercialization Activities that such Member Party is required to perform under the applicable Commercialization Plan in accordance with the applicable Commercialization Budget, for so long as there is a Commercialization Plan in effect. Each Member Party shall be required, during the Initial Launch Period under each such plan and (to the extent there is a [ * ] applicable thereto) the applicable Subsequent Launch Period, to [ * ] per Calendar Quarter, and take the other actions, applicable to it as specified in the relevant Commercialization Plan. Subject to Section [2.11, no minimum Detail requirements] shall apply (i) during a Subsequent Launch Period unless approved by the JEC or the applicable Commercialization Committee, as part of an update to a Commercialization Plan pursuant to Section 5.11(c), and (ii) after a Subsequent Launch Period unless approved by the Member

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Parties. Each Member Party shall be free to engage in [ * ], and to engage in [ * ] when there is no longer a Commercialization Plan in effect, in each case in its sole discretion.

(b) Gilead and BMS shall select independently the target prescribers to which each shall Promote the Combination Product.

(c) In accordance with Section 2.10(b), Gilead and BMS shall each cause its Field Force to use only the product labels and inserts approved by the applicable Regulatory Authority and, subject to Section 5.7, the Approved Marketing Materials in Promoting the Combination Product, and to make only such statements and claims regarding the Combination Product as are consistent with Applicable Law and product labels and inserts approved by the applicable Regulatory Authority. Gilead and BMS shall not provide or give access to samples of the Combination Product to health care practitioners or patients in connection with Promotion of the Combination Product.

(d) Gilead and BMS shall each Detail the Combination Product and perform its other Promotional activities under this Agreement in the Territory in strict adherence to regulatory and professional requirements, and to all Applicable Law, including, to the extent applicable, the Canadian Act and the U.S. Act and applicable regulations promulgated thereunder; the rules on promotion set out in Health Canada guidelines and policies; the Code of Advertising Acceptance of the Pharmaceutical Advertising Advisory Board (PAAB); the Rx&D Code of Conduct for Canada’s research-based pharmaceutical companies; the Canadian Medical Association Policy on Physicians and the Pharmaceutical Industry; the FDA Guidance for Industry-Supported Scientific and Educational Activities; the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals; the Office of Inspector General Compliance Program Guidance for Pharmaceutical Manufacturers; the American Medical Association Guidelines on Gifts to Physicians from Industry; the Pharmaceutical Marketing Research Group Guidelines on market research activities; the Prescription Drug Marketing Act of 1987, as amended (“PDMA”); and all federal, state and local “fraud and abuse,” consumer protection and false claims statutes and regulations, including but not limited to the Medicare and State Health Programs Anti-Fraud and Abuse Amendments of the Social Security Act, the “Safe Harbor Regulations” found at 42 C.F.R. §1001.952 et seq. As among the Parties, each Member Party shall treat its sales representatives engaged in Detailing the Combination Product as its (or its Affiliate’s) own employees for all purposes, including, without limitation, federal, state, provincial and local tax and employment laws.

(e) Within [ * ] after the end of each Calendar Quarter (or part thereof) falling within (i) the Initial Launch Period for a country in the Territory, (ii) (to the extent there is a [ * ] applicable thereto) the Subsequent Launch Period in such country, or (iii) any period commencing after such Subsequent Launch Period if mutually agreed by the Member Parties pursuant to Section 2.11 (clauses (i), (ii) and (iii) being referred to herein collectively as the “Product Detail Period”), Gilead and BMS shall each furnish the other Parties with a written report, in the form set forth in Annex H attached hereto, setting out the number of Details that it has conducted during such Calendar Quarter (or part thereof) in such country. The number so reported shall be determined in accordance with applicable self-reporting procedures for details

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customarily employed by such Member Party in the Territory for other similarly detailed and similarly reported HIV products to the target health care audience, consistently applied.

(f) In each Calendar Year (or part thereof) falling within the Product Detail Period, subject to the terms of this Section 5.1(f), each Member Party shall [ * ] to conduct in each country in the Territory (x) the [ * ] for each Calendar Quarter (or part thereof) specified in the Commercialization Plan for such country (the [ * ]) and (y) the [ * ] for such Calendar Year (or part thereof) specified in such Commercialization Plan (i.e., the [ * ]) (the [ * ]). To the extent that the applicable Product Detail Period includes part but not all of a Calendar Quarter, then the [ * ] for such Calendar Quarter shall be [ * ]. If, in any Calendar Quarter during the applicable Calendar Year, the [ * ] of Details conducted by a Member Party [ * ] for such country for such Calendar Quarter (such [ * ] being a [ * ]), such Member Party may [ * ] of Details it conducts [ * ], if any, during the [ * ], and in [ * ], in each case in order to [ * ] some or all of the [ * ]. Subject to Section 5.1(g), if, in any Calendar Year, the [ * ] of Details conducted by a Member Party [ * ] for such Calendar Year (such [ * ] being [ * ]), then notwithstanding anything in this Agreement to the contrary, (i) the other Member Party shall [ * ], and (ii) any failure by a Member to comply with this Section 5.1(f) which results in such [ * ] shall not be subject to the [ * ] For clarity, no [ * ]

(g) If, during any Calendar Quarter, a Member Party expects that it will experience a [ * ] with respect to a country in the Territory for the succeeding Calendar Quarter (or part thereof), it shall inform the other Member Party of the anticipated [ * ] by written notice as promptly as practicable but no later than the due date of the report referred to in Section 5.1(e). The other Member Party shall have the right to [ * ] in such country in such succeeding Calendar Quarter (or part thereof) by up to the anticipated [ * ] for such succeeding Calendar Quarter (or part thereof) by giving notice to the first Member Party of its intent to do so within [ * ] of receiving the notice. For the avoidance of doubt, if the other Member Party gives such notice and so [ * ], the first Member Party shall [ * ] to the other Member Party an amount equal to the product of [ * ] multiplied by the [ * ] multiplied by the [ * ] In any such case, the [ * ] of the [ * ], if any, with respect to such country under [ * ] shall be [ * ]

5.2 Distribution Obligations.

(a) Gilead shall have the sole responsibility and right to fill orders with respect to the Combination Product on behalf of the JV; provided, however, in the case of Combination Product to be distributed in Canada, Gilead shall [ * ] the Combination Product as set forth in that certain distribution and supply agreement (“Canada Distribution and Supply Agreement”) to be entered into by the Parties within [ * ] the Amended Effective Date substantially on the terms outlined in Annex P2. Annex P2 also sets forth, solely for illustrative purposes, a schematic outlining the contemplated manufacturing/commercial structure in Canada. The Parties expressly agree that on all Combination Product label, packaging and promotional materials in Canada the [ * ]

(b) If for any reason BMS receives sales orders for the Combination Product, it shall promptly forward such order to Gilead. An order for the Combination Product may be rejected by Gilead only if such rejection is commercially reasonable under the

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circumstances. For each country in the Territory, the Commercialization Committee for such country shall determine how the JV shall respond to requests from individual patients who have or may obtain prescriptions for the Combination Product in such country but may be unable to afford it, and from health care providers on behalf of such patients, including, without limitation, establishing appropriate procedures and response times that shall apply in responding to such requests; provided, however, that the applicable Commercialization Committee shall structure the applicable program in a manner that will make evident to such health care providers and patients the participation of the JV (and, as appropriate, each of its Member Parties) in such program and shall ensure that the procedures and response times are no less favorable to patients than the most favorable of either Member Party’s patient assistance programs for its Single Agent Product(s) and/or Double Agent Product as of the Effective Date. The applicable Commercialization Committee shall review the arrangements for the patient assistance program annually and agree upon appropriate changes. Each Member Party may propose interim changes with respect thereto from time to time between such reviews, which changes the Commercialization Committee shall adopt if failure to do so would be likely to have a material adverse effect on the Combination Product business.

(c) Without limitation of the foregoing, Gilead shall perform all the functions of a distributor with respect to sales of the Combination Product on behalf of the JV, including, without limitation, inventory management and control, warehousing and distribution, invoicing, collection of sales proceeds, preparation of sales records and reports, customer relations and services, and handling of returns, in accordance with customary practice in the biopharmaceutical industry, pursuant to (i) in the case of the United States, a separate Services Agreement to be entered into by the Parties within [ * ] of the Effective Date substantially on the terms outlined in Annex P1, or (ii) in the case of Canada, pursuant to the Canada Distribution and Supply Agreement.

(d) Gilead’s relationships with wholesale distributors for the Combination Product shall be governed by inventory management agreements to reduce inventory fluctuations to the extent commercially feasible, and if such agreements do not also cover Gilead’s other products in the Field, they shall be commercially reasonable and [ * ] For any [ * ] the Combination Product or services or activities relating thereto, Gilead shall ensure either that (i) such [ * ] are [ * ] for [ * ] on a [ * ] as for [ * ] or (ii) if such [ * ] Gilead shall use Commercially Reasonable Efforts to keep inventory levels of the Combination Product at wholesale distributors at [ * ] subject to fluctuations expected during the Launch period for the Combination Product in each country in the Territory.

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5.3 Pricing of Combination Product.

A. In the United States.

The provisions of this Section 5.3A shall govern, and accordingly shall be construed to apply to, only matters relating to the pricing of the Combination Product in the United States, and not Canada.

(a) Gilead shall have sole responsibility to act as agent for selling the Combination Product on behalf of the JV at prices that [ * ] with the [ * ] (as defined below) made pursuant to the provisions of this Section 5.3A and the [ * ] set forth on Annex Q1 (the [ * ]).

(b) Gilead and BMS shall each appoint two (2) members of a pricing committee for the JV (the “US Pricing Committee”). One (1) representative from each Member Party (the “[ * ] Representative”) shall be an employee of that Member Party who is not at the time of his or her appointment, or at any time during his or her service on the US Pricing Committee, otherwise involved, directly or indirectly, in the [ * ] of such Member Party’s (or any of its Affiliates’) [ * ] (provided, that for purposes of this Section 5.3A, duties solely with respect to accounts receivable analysis, bookkeeping and accounting shall not, without more, be deemed involvement in [ * ]). Such representatives shall have skills reasonably appropriate to their responsibilities and functions as members of the US Pricing Committee. The other representative from each Member Party (the “[ * ] Representative”) shall be [ * ] for that Member Party. Furthermore, each Member Party covenants that, for [ * ] immediately after an individual’s service on the US Pricing Committee (or for such shorter period as he or she is employed by such Member Party or its Affiliate), he or she will not be assigned to a function or position that involves, directly or indirectly, the pricing of such Member Party’s (or any of its Affiliates’) [ * ] products. Each Member Party shall have the right to approve the other Member Party’s proposed [ * ] Representative and [ * ] Representative on the US Pricing Committee (or any replacement therefor), which approval shall not be unreasonably withheld. Subject to the preceding sentence, each Member Party shall have the right to replace its [ * ] Representative and/or [ * ] Representative from time to time during the term of this Agreement, provided that the composition of the US Pricing Committee as so changed meets the requirements set forth above in this Section 5.3A(b). For the avoidance of doubt, the US Pricing Committee is not an Operating Committee of the JV and, accordingly, references in this Agreement, the Operating Agreement and, if applicable, any Ancillary Agreement to an Operating Committee shall not apply to the US Pricing Committee. The US Pricing Committee may determine in its sole discretion to retain independent legal counsel, in which case the expenses of such counsel shall be deemed to be Authorized Other Expenses.

(c) Gilead and BMS shall each be responsible for the performance of its representatives on the US Pricing Committee and their compliance with the terms of this Section 5.3A and the [ * ] Any issue regarding the [ * ] of the US Pricing Committee shall be reviewed [ * ] Gilead and BMS shall each bear their own expenses related to the US Pricing Committee, including without limitation all expenses relating to the meetings of the US Pricing Committee, the participation of the Member Parties’ representatives in such meetings,

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communications with the other Member Party in connection with such meetings or matters within the authority of the US Pricing Committee, and travel to and from such meetings, and such expenses shall not be deemed JV Expenses or Authorized Other Expenses.

(d) The US Pricing Committee shall be responsible, on an ongoing basis, for [ * ] Gilead, as agent of the JV [ * ] (i) the [ * ] in accordance with this Section 5.3A and the [ * ] (the [ * ]) and (ii) any [ * ] as [ * ] according to the [ * ] with respect to [ * ] (as defined in the [ * ]) from the JV. The US Pricing Committee shall meet at least quarterly (which meeting may be conducted by telephone or videoconference equipment, so long as each attendee is able to hear the others), and as otherwise required from time to time, to [ * ] The [ * ] will serve as [ * ], as applicable, in [ * ] Gilead, as agent of the JV, and [ * ] Gilead, as agent of the JV, shall have no authority to [ * ], as the case may be, for [ * ]

(e) Should interpretation of the [ * ] become necessary, the [ * ] Representatives on the US Pricing Committee shall discuss the matter with the [ * ] Representatives and attempt to resolve the matter by consensus. In the event that a consensus cannot be reached, no [ * ] with respect to [ * ] and Gilead, as agent of the JV, shall not [ * ]

(f) The functional role of each representative on the US Pricing Committee shall be limited to:

coordinating with Gilead, as agent of the JV, to ascertain [ * ]

on an as-needed basis, providing the US Pricing Committee the [ * ] as the case may be;

only on an as-needed basis, and as specifically requested with respect to [ * ] providing the US Pricing Committee such other specifically limited [ * ] pertinent to [ * ] as the [ * ] Representatives shall agree is necessary and appropriate;

applying the [ * ] with respect to [ * ] and

ensuring that the [ * ] for the Combination Product, as [ * ] as the case may be, for [ * ]

(g) Either Member Party (the “Requesting Member”) may, upon written notice to the other Member Party, cause the Independent Accounting Expert (selected pursuant to Section 7.1(d)) to confirm the accuracy, with respect to any [ * ] of (i) any [ * ] and/or (ii) any [ * ] to the US Pricing Committee, including, without limitation, the [ * ] as the case may be. In such case, each Member Party and the US Pricing Committee shall cooperate with the Independent Accounting Expert and (upon the Independent Accounting Expert’s entry into an appropriate confidentiality agreement) provide him or her with the data necessary to make the requisite calculations. Further, upon the written request of either Member Party, the calculations of the Independent Accounting Expert shall be audited by a second Third Party mutually agreed by the Member Parties. The Independent Accounting Expert and the Third Party auditor, if any, shall notify the JEC of their respective determinations, which notifications shall not contain any information provided to such Independent Accounting Expert (and/or such Third Party auditor) by either Member Party. The calculations made by the Independent Accounting Expert pursuant to this Section 5.3A(g) shall be binding upon the US Pricing Committee and the Parties; provided, however, that in the event that a Third Party auditor identifies a discrepancy in the Independent Accounting Expert’s calculations, the Member Parties shall cause the Independent Accounting Expert and such Third Party auditor to confer and agree upon the final calculations and advise the Member Parties in writing of same,

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whereupon such final agreed calculations shall be binding on the Parties. The Requesting Member shall bear the fees and costs of the Independent Accounting Expert in connection with its confirmation of the accuracy of such determination and/or information, unless the Independent Accounting Expert finds a discrepancy equal to or greater than [ * ] therein, in which case the JV (in the case of a discrepancy in a [ * ] or the other Member Party (in the case of a discrepancy in [ * ] shall bear such fees and costs. Nothing in this Section 5.3A(g) shall be deemed to limit any remedy available to either Member Party in the event of a breach of any of the provisions of this Section 5.3A or the [ * ] by the other Member Party. Notwithstanding anything in this Agreement to the contrary, such breach shall not be subject to the cure provisions set forth in Section 14.4.

(h) All information provided to the US Pricing Committee (“US Pricing Information”) shall be considered Confidential Information of the disclosing Member Party and shall be used solely for the purpose of [ * ] and for no other purpose. For the avoidance of doubt, the exceptions to confidentiality set forth in Section 12.2 (other than in Sections 12.2(a) and (b)) shall not apply to US Pricing Information. Except as expressly permitted by the [ * ] US Pricing Information shall not be disclosed by the US Pricing Committee representatives except to counsel, the Independent Accounting Expert, or any Third Party auditor selected pursuant to Section 5.3A(g). All US Pricing Information shall be [ * ] maintained by the US Pricing Committee, which [ * ] shall not be accessible by Persons other than the members of the US Pricing Committee. Without limiting the foregoing, each of BMS and Gilead shall:

cause its representatives on the US Pricing Committee not to disclose to any other Person [ * ] and not reference or use, directly or indirectly, any information from the US Pricing Committee [ * ]

(i) Prior to the Launch of the Combination Product in the United States and thereafter annually, the JEC shall review the [ * ] (as most recently modified pursuant to this Section 5.3A(i), if applicable) in light of the then-prevailing market conditions and JV marketing and sales strategies. If appropriate, the JEC shall recommend to the Member Parties changes to the [ * ] The JEC’s action or inaction under this Section 5.3A(i) shall not be subject to arbitration. If (and only if) Gilead and BMS mutually agree on any such changes proposed by the JEC, then the [ * ] as so changed shall be deemed to be the [ * ] hereunder.

(j) Gilead and BMS shall each retain sole discretion with respect to price-setting and discounts for its respective Single Agent Products and Double Agent Product, if any. Notwithstanding the foregoing, each Member Party covenants that it shall [ * ] and shall not directly or indirectly [ * ] solely or primarily for the purpose of [ * ]

B. In Canada.

The provisions of this Section 5.3B shall govern, and accordingly shall be construed to apply to, only matters relating to the pricing of the Combination Product in Canada, and not the United States.

(a) Gilead shall have sole responsibility to act as distributor for selling the Combination Product on behalf of the JV in Canada in all circumstances (whether such sales are private and cash sales or sales that are reimbursed by a public formulary) at prices that [ * ] with the [ * ]

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(b) [ * ] after the Amended Effective Date, the Member Parties shall, upon mutual agreement, designate [ * ] to be responsible on behalf of the JV, in each Jurisdiction and for [ * ] for [ * ] for the Combination Product and otherwise for obtaining and maintaining the [ * ]

(c) Gilead and BMS shall each appoint one (1) representative (a “Pricing Liaison”), who shall be an employee of that Member Party who is not at the time of his or her appointment, or at any time during his or her service as the Pricing Liaison, otherwise [ * ] (provided, that for purposes of this Section 5.3B, duties solely with respect to accounts receivable analysis, bookkeeping and accounting shall not, without more, be deemed involvement in pricing). Each such representative shall have skills reasonably appropriate to his or her [ * ] as Pricing Liaison. Furthermore, each Member Party covenants that, for [ * ] immediately after an individual’s service as Pricing Liaison (or for such shorter period as he or she is employed by such Member Party or its Affiliate), he or she will [ * ] Each Member Party shall have the right to approve the other Member Party’s proposed Pricing Liaison (or any replacement therefor), which approval shall not be unreasonably withheld. Subject to the preceding sentence, each Member Party shall have the right to replace its Pricing Liaison from time to time during the term of this Agreement, provided that the each new Pricing Liaison so designated meets the requirements set forth above in this Section 5.3B(c). For the avoidance of doubt, a representative on the [ * ] may also serve [ * ]

(d) Gilead and BMS shall each be responsible for the performance of its Pricing Liaison and his/her compliance with the terms of this Section 5.3B and the [ * ] Gilead and BMS shall each bear their own expenses related to its respective Pricing Liaison, and such expenses shall not be deemed JV Expenses or Authorized Other Expenses.

(e) The Pricing Liaisons shall be responsible, on an ongoing basis, for [ * ] All such communications shall be in a prescribed written form. Neither Pricing Liaison shall [ * ] In the [ * ] the Member Parties shall communicate with each other exclusively through their Pricing Liaisons and otherwise in the manner as provided in this Section 5.3B(e).

(f) All information provided to either Pricing Liaison (the “Canadian Pricing Information”) shall be considered Confidential Information of the disclosing Member Party and shall be used solely for the purpose of [ * ] For the avoidance of doubt, the exceptions to confidentiality set forth in Section 12.2 (other than in Sections 12.2(a) and (b)) shall not apply to the Canadian Pricing Information. Without limiting the foregoing, [ * ]

(g) Prior to the Launch of the Combination Product in Canada and thereafter [ * ] the JCOC shall review the Canadian [ * ] (as most recently modified pursuant to this Section 5.3B(g), if applicable) in light of the then-prevailing market conditions and JV marketing and sales strategies. If appropriate, the JCOC shall recommend to the JEC changes to the Canadian [ * ] and the JEC may recommend any such changes to the Member Parties. The [ * ] under this Section 5.3B(g) shall not be subject to arbitration. If (and only if) Gilead and BMS

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mutually agree on any such changes proposed by the JEC, then the Canadian [ * ] as so changed shall be deemed to be the [ * ] hereunder.

(h) The [ * ] shall use commercially reasonable efforts to obtain and maintain [ * ] as the case may be, pursuant to [ * ] the Canadian [ * ] With respect to each Jurisdiction or Canada (federally), as the case may be, the applicable [ * ] shall alone, to the exclusion of the other Party, [ * ] a [ * ] in any Jurisdiction or Canada (federally), as the case may be, shall be strictly consistent with the conditions under which [ * ] provided that the Party that is subject to such conditions has notified the [ * ] of such conditions in writing. In the event that any such agency requests, or a Party desires, any [ * ] from such conditions, such proposed [ * ] shall be treated as if it were a [ * ] made under [ * ] of the Canadian [ * ] and shall be agreed only if approved pursuant to such [ * ]

(i) Gilead, as distributor, shall be responsible for reporting the [ * ] of the Combination Product on behalf of the JV to the PMPRB. [ * ] alone, to the exclusion of [ * ] shall handle dealings with the PMPRB with respect to compliance with the rules, regulations and guidelines of the PMPRB; provided, however, that [ * ] shall provide to [ * ] a copy of the [ * ] for the Combination Product for review in advance of its [ * ] with the PMPRB. [ * ] shall promptly furnish [ * ] with a copy of all materials received from the PMPRB, together with all reports and other communications submitted by [ * ] to the PMPRB, in each case solely to the extent relating to the Combination Product. In addition, at least [ * ] Business Days prior to filing any semi-annual report with the PMPRB hereunder, [ * ] shall furnish [ * ] with a copy of such report.

(j) If applicable, BMS and Gilead shall each independently, acting on behalf of the JV, handle dealings with [ * ] with respect to the [ * ] in accordance with assignments, on a customer-by-customer basis, mutually agreed by the Parties in writing, such that one Party, and not both, will handle such dealings with a [ * ] Should circumstances warrant in the future, the Parties agree, prior to the commencement of [ * ] on the Combination Product to any [ * ] to negotiate in good faith, under guidance of counsel, to [ * ] to [ * ] in Canada. Any such dealings shall then be undertaken in accordance with the Canadian [ * ]

(k) Except as permitted by this Section 5.3B and the Canadian [ * ] the Parties shall not otherwise discuss, or exchange any confidential or competitively-sensitive information relating to [ * ] including any information or data relating to the [ * ] thereof. Further, for the avoidance of doubt, [ * ] for the purpose of, determining [ * ] pursuant to this Section 5.3B.

(l) Gilead and BMS shall each retain sole discretion with respect to [ * ] Notwithstanding the foregoing, each Member Party covenants that it shall [ * ] and shall not directly or indirectly [ * ] solely or primarily for the purpose of [ * ]

5.4 National Accounts in the United States. With respect to the United States, Gilead shall have sole responsibility to act as agent for conducting all pricing or reimbursement activities on behalf of the JV relating to publicly funded drug plans, private drug benefit plans, governmental organizations, AIDS Drug Assistance Programs, correctional facilities and

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systems, managed care organizations and all other national accounts in all payor segments in the United States, including without limitation contract strategy and contract creation. Such activities shall be further defined in the U.S. Commercialization Plan and shall comply with Section 5.3A and the [ * ] Except with respect to pricing activities, with respect to the United States, BMS shall share in the Commercialization Activities in correctional facilities and systems and other national accounts.

5.5 Performance; Subcontracting. Gilead and BMS each shall comply, and shall cause its Affiliates to comply, with all Applicable Laws, regulations and Approvals in conducting their respective Commercialization Activities. Either Member Party may subcontract the performance of Commercialization Activities allocated to it under the Commercialization Plans; provided, however, that the subcontracting Member Party shall oversee the performance by its subcontractors of such subcontracted Commercialization Activities in a manner that would be reasonably expected to result in their timely and successful completion and shall remain responsible for the performance of such Commercialization Activities in accordance with this Agreement and the Commercialization Plans; and, provided, further, that neither Gilead nor BMS may engage any subcontractor, including, without limitation, any contract sales organization, to perform any Details of the Combination Product.

5.6 Conflict Avoidance. Gilead and BMS each agrees to ensure that, during the Initial Launch Period in the United States, none of its Field Force employees who engages in the Marketing of the Combination Product in the United States shall also market in the United States [ * ] that is [ * ] in the United States as of the [ * ]

5.7 Marketing Materials.

(a) The JCC or JCOC, as applicable, shall develop and approve an initial set of advertising and promotional materials for the Combination Product for use in each country in the Territory. If the applicable Commercialization Committee cannot reach agreement with respect to such materials, the JEC shall attempt to resolve any disputed issues relating to the materials. In the event that a Commercialization Committee or, following a dispute within a Commercialization Committee, the JEC shall reach agreement with respect to such materials for a country (as modified from time to time pursuant to this Section 5.7, the “Approved Marketing Materials”), then subject to subparagraph (b) below, each Member Party shall use the Approved Marketing Materials (and only the Approved Marketing Materials, together with the product label and the package insert approved by the applicable Regulatory Authority) in Promoting the Combination Product in such country for at least the [ * ] following the Launch in such country. If each of the Commercialization Committee and the JEC is unable to reach agreement on such materials, then the Member Parties shall Promote the Combination Product in such country using only the product label and the package insert approved by the applicable Regulatory Authority for the Combination Product.

(b) Each Member Party may propose interim updates to the Approved Marketing Materials for each country in the Territory from time to time, independent of the annual reviews conducted pursuant to Section 5.7(c). The applicable Commercialization Committee shall be required to consider, and shall adopt, such updates only if they satisfy the

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following conditions: (i) the update is based on relevant new scientific, medical or clinical data, relevant new regulatory or legal developments, or changes to the label or package insert approved by the applicable Regulatory Authority for the Combination Product; and (ii) in the absence of such update, the use of the Approved Marketing Materials would not comply with Applicable Law (any update satisfying such conditions, a “Required Update”).

(c) Approximately [ * ] after the Launch in a country in the Territory, the JCC or JCOC, as applicable, shall review and, if appropriate, update the Approved Marketing Materials for such country, if any. Such updates shall include, at a minimum, any Required Updates. If such Commercialization Committee cannot reach agreement on a Required Update proposed by a Member Party, then the matter shall be subject to dispute resolution under Section 2.9. In the event that neither the applicable Commercialization Committee nor the JEC is able to reach agreement on a proposed Required Update, and after [ * ] relating to Required Updates, each Member Party may elect upon written notice to the other Member Party to Promote the Combination Product in such country using either (i) only the product label and the package insert approved by the applicable Regulatory Authority or (ii) the Approved Marketing Materials as modified to reflect any Required Updates [ * ]

(d) In connection with the review conducted pursuant to Section 5.7(c), such Commercialization Committee may make other appropriate changes arising from business or other considerations (each, an “Optional Update”) as proposed by a Member Party. In the event that such Commercialization Committee cannot reach agreement on any proposed Optional Update to the Approved Marketing Materials for a country in the Territory, then the dispute shall be subject to dispute resolution under Section 2.9; provided, however, that [ * ] In the event that neither the applicable Commercialization Committee nor the JEC is able to reach agreement on a proposed Optional Update, each Member Party may elect upon written notice to the other Member Party to Promote the Combination Product in such country using either (i) only the product label and the package insert approved by the applicable Regulatory Authority or (ii) the Approved Marketing Materials without such Optional Update.

(e) After the review conducted pursuant to Section 5.7(c), the applicable Commercialization Committee shall review the most recent Revised Marketing Materials on an annual basis, and shall make Required Updates and consider any Optional Updates proposed by a Member Party. Any disputes within such Commercialization Committee relating to such updates shall be resolved using the procedures set forth in Sections 5.7(c) and 5.7(d).

(f) The JV shall own all rights, title and interest in and to such Approved Marketing Materials. Notwithstanding anything in this Agreement to the contrary, neither Member Party shall use in the Promotion of the Combination Product in a country in the Territory materials other than the product label and inserts approved by the applicable Regulatory Authority and the Approved Marketing Materials for such country. The JCC or JCOC, as applicable, shall select for the Marketing of the Combination Product in each country in the Territory an advertising agency or agencies, and the JV shall retain such agency or agencies on commercially reasonable terms. The applicable Commercialization Committee shall also develop, implement and oversee an orderly, systematic process, involving representatives

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from the legal, medical and regulatory functions of the respective Member Parties, for the review and approval of all such advertising and promotional materials for use in a country. In any interactions with a Regulatory Authority, the allocation of the Member Parties’ rights and responsibilities shall be as set forth in Section 3.4.

(g) Without prejudice to the other provisions of this Section 5.7, with respect to Approved Marketing Materials for use in Canada, Gilead shall be responsible for obtaining and maintaining any governmental approvals required with respect to the use of such Approved Marketing Materials and, for the avoidance of doubt, shall have the right to file for routine renewal of any such approvals annually without further JCOC or JEC approval.

5.8 Development and Use of Trademarks. The applicable Commercialization Committee shall select all Combination Product Trademarks for use in each country in the Territory, which shall be owned by the JV. Subject to Applicable Law, the JV shall include a Trademark and the name of each of Gilead Parent and BMS Parent on the labeling, packaging and advertising materials for the Combination Product in the Territory. The JV shall comply with all notice and marking requirements of applicable intellectual property law for the protection and enforcement of the Trademarks of the JV, Gilead and BMS, unless such notice and marking requirements are not commercially reasonable under the circumstances.

5.9 Insurance. The Member Parties agree that the JV will [ * ] Further, neither Member Party shall have any obligation to [ * ] In the event that either Member Party elects to [ * ] arising out of the Exploitation of the Combination Product, the Member Party [ * ] shall have the sole right to [ * ] For the avoidance of doubt, nothing contained in this Section 5.9 is intended, or shall be construed, to limit a Member Party’s (or the JV’s) indemnity obligations pursuant to Section 13.

5.10 Records.

(a) Maintenance of Records. Gilead and BMS each shall severally (in accordance with their respective allocations of responsibility with respect to Project Activities) maintain and retain, or cause to be maintained and retained, final records (but not draft records or documents except as otherwise required by Applicable Law) of its respective Commercialization Activities covered in the Commercialization Plans for at least (i) three (3) years or (ii) such longer period as may be required by Applicable Law.

(b) Access to Records. Subject to this Section 5.10(b), each Member Party shall have the right, with respect to records maintained by the other Member Party of such other Member Party’s Commercialization Activities covered in the Commercialization Plans, during normal business hours and upon reasonable notice, to inspect and copy any such records solely to the extent relating to the Combination Product and solely to the extent (i) necessary in order for the receiving Member Party to perform its obligations with respect to Commercialization Activities in a manner consistent with the applicable Commercialization Plan, (ii) necessary for the receiving Member Party to confirm compliance with and/or to comply with GLP, GCP and GMP (to the extent applicable), and other Applicable Law, as it relates to Project Activities, and/or (iii) necessary to enable the receiving Member Party to conduct

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reasonable diligence on matters potentially giving rise to liability on the part of the JV and/or such receiving Member Party, or to conduct a defense of itself and/or the JV with respect to any such liability, if and to the extent that a fact, circumstance or event has arisen that gives the receiving Member Party a reasonable basis to believe that it or the JV has or may incur such liability, in each case for use by the receiving Member Party for the purpose set forth in clause (i), (ii) or (iii) above, as the case may be. Clause (iii) of the immediately preceding sentence shall not require any Party to provide such data, documentation or records in the event that the Parties’ interests in such matter are or may be [ * ] in which case [ * ] shall apply. Each such request shall be made in writing and shall state the reason(s) therefore (each a “Commercial Record Request”). The Member Party from which such records, documentation or data are requested shall have the right to raise reasonable objections in writing in response to such Commercial Record Request, including, without limitation, based on such Member Party’s interests in protecting from disclosure to the requesting Member Party trade secrets or other competitive business information. Upon any such objection being asserted, the Member Parties shall promptly confer in an attempt to address each Member Party’s concerns and reach a resolution with respect to the matter, and in the event that the Member Parties are unable to agree upon a mutually agreeable resolution, either Member Party shall have the right to refer the matter to the applicable Commercialization Committee. In the event that any such dispute is ultimately [ * ] shall determine as a threshold matter whether and to what extent one or more criteria set forth in clauses (i), (ii) and/or (iii) above have been satisfied by the requesting Member Party, and, if so, shall make a determination with respect to whether and to what extent the disclosure of such information shall be required, by [ * ] In making such determination, [ * ] to the facts and arguments set forth in the Commercial Record Request and the other Member Party’s written response thereto, and (y) have the right to require the receiving Member Party to abide by terms and conditions for the handling, use and non-disclosure (either within such Member Party’s organization and/or to Third Parties) of such information as may be reasonable under the circumstances. Except as provided in this Section 5.10, a Member Party shall not have the right to obtain from the other Member Party access to or copies of the other Member Party’s records, documentation and data described above, unless otherwise expressly permitted pursuant to this Agreement or the other Member Party gives its consent in its sole discretion. Notwithstanding the foregoing, neither Member Party shall have any obligation to (and, with respect to pricing and discounting matters as set forth in Section 5.3A, neither Member Party shall) provide to the other Member Party any such information to the extent it relates to price setting and discounting, or inventory management agreements, or which such first Member Party is restricted from disclosing pursuant to Applicable Law or confidentiality or other contractual arrangements with Third Parties.

5.11 Commercialization Plans and Budgets.

(a) The Commercialization Plan for a country in the Territory shall cover only activities for commercialization of the Combination Product in such country that shall be conducted by a single Member Party or that must be coordinated between the Member Parties, which activities shall conform to the Collaboration Principles and the provisions of this Section 5.

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(b) The initial U.S. Commercialization Plan attached hereto as Annex C covers the period from the Effective Date through the Initial Launch Period for the United States (the “U.S. Commercialization Plan”). The initial Canadian Commercialization Plan attached hereto as Annex U covers the period from the Amended Effective Date through the Initial Launch Period for Canada (the “Canadian Commercialization Plan” and together with the U.S. Commercialization Plan, the “Commercialization Plans”). Each Commercialization Plan and any update thereto shall contain a budget for each Member Party’s out-of-pocket expenses for such Member Party’s activities set forth therein (respectively, the “U.S. Commercialization Budget” and “Canadian Commercialization Budget;” together, the “Commercialization Budgets”). The initial Commercialization Plan for each country covers (i) the [ * ] by each Member Party in [ * ] for the Initial Launch Period, (ii) [ * ] for the Combination Product in such country for the Initial Launch Period, and (iii) certain other Marketing and other commercialization activities for the Combination Product that are required to be conducted in such country by a single Member Party or that must be coordinated between the Member Parties. Updates of a Commercialization Plan shall not cover or include any activities not covered by the applicable initial Commercialization Plan unless mutually agreed by the Member Parties

(c) The responsible Member Party (as determined below) shall prepare and submit to each of the JCC or JCOC, as applicable, and JFC (i) not less than [ * ] prior to the start of each Calendar Year, any proposed update to a Commercialization Plan and a Commercialization Budget for such Calendar Year and (ii) not less than [ * ] prior to the start of each Calendar Year, a preliminary update to such Commercialization Budget (which may address budget issues at a general level, may be incomplete and is subject to change). Following review, discussion and revision of such proposed update, the JCC or JCOC, as applicable, shall vote upon such update at least [ * ] prior to the start of the applicable Calendar Year. BMS shall prepare the first such annual update; thereafter, such responsibility shall rotate between BMS and Gilead on a year-to-year basis, on the same annual schedule as for the first update, through the Calendar Year in which the Subsequent Launch Period for such country ends (or for such longer period as may be agreed by the Member Parties). In addition, either Member Party, directly or through its representatives on the JCC or JCOC, as the case may be, may propose interim updates to a Commercialization Plan and a Commercialization Budget to the JCC or JCOC from time to time as appropriate in light of changed circumstances. Such annual and interim updates for periods through the Calendar Year containing the end of the Subsequent Launch Period for such country shall be approved by the JCC as set forth in Section 2.4(b)(ii) or by the JCOC as set forth in Section 2.5(b)(ii), as applicable. Subject to Sections 2.2(vi) and 2.11, if a proposed update to the Commercialization Plan or Commercialization Budget is not approved by the JEC, then such Commercialization Plan or Commercialization Budget, as the case may be, shall continue in effect as approved and most recently updated pursuant to this Section 5.11(c).

5.12 Commercialization Expenses. The Parties agree that the JV shall bear all JV Expenses incurred by each of Gilead and BMS in connection with the performance of its respective Commercialization Activities with respect to a country in the Territory to the extent that they meet all of the following criteria (“Authorized Commercialization Expenses”): (a) such Commercialization Activities are covered in and consistent with the Commercialization Plan for such country and are within an area of responsibility for the relevant Member Party listed in the

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applicable Commercialization Budget as being chargeable to the JV; (b) the total expenses for that Member Party’s designated activities under such Commercialization Plan for the relevant period do not exceed the aggregate amount set forth in the in the applicable Commercialization Budget for such activities in that period by more than [ * ] (c) the expenses are external, out-of-pocket costs of Gilead or BMS, without any markup, and not internal costs, including, without limitation, internal costs incurred in [ * ] and (d) the relevant Commercialization Activities are for the Marketing in such country of the Combination Product only and not for the Marketing of any other proprietary products of Gilead or BMS. Notwithstanding the limitation contained in clause (d) above, in the event that either Member Party reasonably believes that there are cost or other efficiencies that the JV can reasonably be expected to achieve through one or both Member Parties’ conducting Commercialization Activities with respect to the Combination Product as part of, or in coordination with, activities being conducted by one or both Member Parties with respect to its or their Single Agent Product(s) and/or Double Agent Product, such Member Party(ies) may propose, by and through its applicable Commercialization Committee member(s), that such activities be coordinated and an appropriate and reasonable allocation of the related costs be made between the Combination Product, on the one hand, and such other product or products, on the other hand, and that the amount allocated to the Combination Product be treated as Authorized Commercialization Expenses (each such proposal, a “Cost Allocation Proposal”). If, and only to the extent that, such Cost Allocation Proposal is reviewed by the JFC and JCC or JCOC, as applicable, pursuant to Sections 0 and 0 or 2.5(b)(vii), respectively, and approved by the JEC pursuant to Section 2.2(ix) (with any modifications made by the JEC), the amount approved by the JEC for allocation to the Combination Product (any such approved costs, “Allocated Costs”) shall constitute Authorized Commercialization Expenses.

5.13 Reports. Gilead and BMS shall each present to the other, at a meeting of the applicable Commercialization Committee at least once per Calendar Quarter until the second anniversary of the Launch of the Combination Product in the applicable country in the Territory and, thereafter, at a meeting of the applicable Commercialization Committee at least semiannually, a report (oral and written, which written report shall not be required to contain more detail than that typically included in an executive summary) describing (i) the Commercialization Activities it has performed, or caused to be performed, since the preceding meeting at which such a report was presented (or, in the case of the first meeting of the applicable Commercialization Committee, prior to such meeting) and on a Calendar Year-to-date basis, evaluating the work performed in relation to the goals and timeline of each Commercialization Plan, (ii) its Commercialization Activities in process and the future activities it expects to initiate during the then-current Calendar Year, as compared to each Commercialization Plan, and (iii) in the case of the written report the Authorized Commercialization Expenses incurred, and expected to be incurred, by such Member Party for the then-current Calendar Year, as compared to the applicable Commercialization Budget. In addition, Gilead and BMS shall report promptly to the JCC or JCOC through their respective committee members any material developments with respect to Commercialization Activities that they are responsible for performing under the Commercialization Plan. Notwithstanding anything contained in this Section 5.13 to the contrary, each Member Party’s reporting obligations under this Section 5.13 shall automatically be deemed to terminate with respect to any period in which there is not then in effect a Commercialization Plan and/or a Commercialization Budget.

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SECTION 6.

LICENSE GRANTS

6.1 Technology Licenses by Member Parties to the JV.

(a) Subject to the terms and conditions of this Agreement, Gilead hereby grants to the JV a sole, royalty-free license (which license shall be exclusive as to BMS, its Affiliates and all Third Parties but not as to Gilead and its Affiliates), with the right to grant sublicenses solely as set forth in Sections 6.2(a), (c) and (e) or pursuant to Section 6.4, under the Gilead Technology only to Exploit the Combination Product (but not to make or have made the active pharmaceutical ingredients thereof or otherwise to Exploit the active pharmaceutical ingredients thereof individually or in combination other than in the Combination Product) worldwide.

(b) Subject to the terms and conditions of this Agreement, BMS hereby grants to the JV a sole, royalty-free license (which license shall be exclusive as to Gilead, its Affiliates and all Third Parties but not as to BMS and its Affiliates), with the right to grant sublicenses solely as set forth in Sections 6.2(a), (c) and (e) or pursuant to Section 6.4, under the BMS Technology only to Exploit the Combination Product (but not to make or have made the active pharmaceutical ingredients thereof or otherwise to Exploit the active pharmaceutical ingredients thereof individually or in combination other than in the Combination Product) in the Applicable EFV Territory.

6.2 Licenses and Sublicenses by the JV to Member Parties. Subject to the terms and conditions of this Agreement, the JV hereby grants the following licenses and sublicenses:

(a) to Gilead, (1) a non-exclusive, royalty-free sublicense, without the right to grant further sublicenses under the license granted to the JV in Section 6.1(b), (2) a non-exclusive, royalty-free license, without the right to grant sublicenses, under the Joint Technology and Joint Inventions, and any and all rights, title and interest that the JV may have in and to any Gilead Core Improvement and Patents claiming such Improvement and (3) additionally, a perpetual, royalty-free, fully paid-up, irrevocable, exclusive (even as to the JV) license, with the right to grant sublicenses through multiple tiers, under any and all rights, title, and interest that the JV may have in and to any Gilead Core Improvement and Patents claiming such Improvement, in the case of clauses (1) and (2) only (i) to Exploit the Combination Product (but not to Exploit the EFV active pharmaceutical ingredient therein individually or in combination other than in the Combination Product) in the Territory; (ii) to conduct anywhere in the world Development Activities in support of Approvals for the Combination Product in the Territory; and (iii) to make and have made, and import into the Territory, Combination Product (but not to make or have made the EFV active pharmaceutical ingredient therein) for Exploitation in the Territory, in each case ((i), (ii) and (iii)) pursuant to and in accordance with this Agreement, including, without limitation, performance of Gilead’s obligations under the Development Plan

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and the Commercialization Plan, and, in the case of clause (3) only, to Exploit such Improvement worldwide only with respect to products containing TDF or FTC as an active pharmaceutical ingredient, whether alone or in combination with one or more other active pharmaceutical ingredients (excluding EFV and other proprietary BMS active pharmaceutical ingredients);

(b) to BMS, (1) a non-exclusive, royalty-free sublicense, without the right to grant further sublicenses under the license granted to the JV in Section 6.1(a), (2) a non-exclusive, royalty-free license, without the right to grant sublicenses, under the Joint Technology and Joint Inventions, and any and all rights, title, and interest that the JV may have in and to any BMS Core Improvement and Patents claiming such Improvement and (3) additionally, a perpetual, royalty-free, fully paid-up, irrevocable, exclusive (even as to the JV) license, with the right to grant sublicenses through multiple tiers, under any and all rights, title, and interest that the JV may have in and to any BMS Core Improvement and Patents claiming such Improvement, in the case of clauses (1) and (2) only (i) to Exploit the Combination Product (but not to Exploit the TDF or FTC active pharmaceutical ingredients therein individually or in combination other than in the Combination Product) in the Territory; (ii) to conduct anywhere in the world Development Activities in support of Approvals for the Combination Product in the Territory; and (iii) to make and have made, and import into the Territory, Combination Product (but not to make or have made the TDF or FTC active pharmaceutical ingredients therein) for Exploitation in the Territory, in each case ((i), (ii) and (iii)) pursuant to and in accordance with this Agreement, including, without limitation, performance of BMS’ obligations under the Development Plan and the Commercialization Plan, and, in the case of clause (3) only, to Exploit such Improvement in the EFV License Agreement Territory only with respect to products containing EFV as an active pharmaceutical ingredient, whether alone or in combination with one or more other active pharmaceutical ingredients (excluding TDF, FTC and other proprietary Gilead pharmaceutical ingredients);

(c) to each of Gilead and BMS, a perpetual, non-exclusive, royalty-free license, with the right to grant sublicenses through multiple tiers, under the Joint Technology and Joint Inventions (including, without limitation, Joint Know-How consisting of Clinical Data and other Relevant Experience Information, CMC Data and Finished Product Manufacturing Data), only to Exploit on a worldwide basis (in the case of Gilead) or in the EFV License Agreement Territory (in the case of BMS), (i) such Member Party’s Single Agent Product(s) and Double Agent Product, as the case may be, and (ii) other pharmaceutical compounds and products (other than the Combination Product), in each case ((i) and (ii)) whether alone or in combination with other agents; and

(d) to Gilead, an exclusive, royalty-free, with the right to grant sublicenses through multiple tiers, under the license granted to the JV in Sections 6.1(a) and (b) and under the Joint Technology and Joint Inventions (including, without limitation, Joint Know-How consisting of Clinical Data and other Relevant Experience Information, CMC Data and Finished Product Manufacturing Data) and any and all rights, title and interest that the JV may have in and to any Gilead Core Improvement and Patents claiming such Improvement, (1) to Exploit the Combination Product (but not to Exploit the active pharmaceutical ingredients thereof individually or in combination other than in the Combination Product) worldwide (except in the United States, Canada and Europe), (2) to conduct anywhere in the world development

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activities in support of Approvals for the Combination Product worldwide (other than Approvals in the United States, Canada and Europe), and (3) to make and have made anywhere in the world, and import anywhere in the world, Combination Product (but not to make or have made the active pharmaceutical ingredients thereof individually or in combination other than in the Combination Product) for Exploitation worldwide (other than Exploitation in the United States, Canada and Europe), with such license to continue in effect so long as, and only so long as, Gilead is not in material breach of the conditions set forth in the following clauses (i) through (v) of this Section 6.2(d), subject to the last sentence of this Section 6.2(d):

Gilead shall use all commercially reasonable efforts to obtain for BMS appropriate and legally permissible public recognition for BMS’ role in enabling access to the Combination Product in the Developing World, which may include any or all of the following, in order of preference: (A) inclusion of BMS as a licensor and, if applicable, manufacturer, on the packaging and label of Combination Product sold or provided for use in the Developing World, (B) acknowledgement of BMS as a licensor and, if applicable, manufacturer or supplier of EFV, in press releases and other public announcements relating to provision of Combination Product for the Developing World, and (C) acknowledgement of BMS as a licensor and, if applicable, manufacturer or supplier of EFV, in any websites maintained by or through the cooperation of Gilead specifically to promote or enable provision of Combination Product for the Developing World; provided, however, that the Parties acknowledge that Gilead cannot ensure that any required Third Party or Regulatory Authority consents or approvals for such recognition can be obtained.

Except as provided in Section 6.9(a), Gilead shall not cause the sale by the JV of the Combination Product for use or sale outside the Territory.

Without BMS’ prior written consent, not to be unreasonably withheld or delayed, Gilead shall not grant sublicenses under the license granted to it in this Section 6.2(d) to, or utilize for Manufacture of Combination Product, any Person other than one who has contracted for Manufacture and supply of tableted Combination Product with BMS, one of its Affiliates, or a joint venture or similar entity in which BMS has an ownership interest, or any Person acting on behalf of any of the foregoing.

In the event that Gilead Exploits the Combination Product outside the United States, Canada and Europe pursuant to the license granted to it in this Section 6.2(d), BMS agrees to perform any administrative or ministerial acts that may be reasonably necessary or useful in order to enable Gilead to satisfy its obligations under clauses (i) through (iii) above or to enable Gilead to exercise its rights under the license granted to it in this Section 6.2(d). Gilead agrees that, other than with BMS’ consent, BMS shall have no additional obligations, including, without limitation, any obligation to incur additional expenses or obligations, as a result of such Exploitation, other than the following: BMS’ obligations provided for in this Section 6.2(d); BMS’ obligations pursuant to Section 6.9(a), the last sentence of Section 6.9(b) and the last sentence of Section 6.11; and BMS’ obligations pursuant to Applicable Law and any separate agreements between the Member Parties (including, without limitation, if applicable, the BMS Supply Agreement).

Gilead shall cause its sublicensees, if any, under this Section 6.2(d) to comply with the obligations of Gilead under clauses (i) through (iv) above, and any failure on the part of any such sublicensee to comply in any material respect with any such obligation of Gilead shall be deemed to be a failure on the part of Gilead to comply in such respect with such obligation.

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If Gilead is in material breach of any of clauses (i) through (v) above, Gilead’s license under this Section 6.2(d) shall not terminate unless and until BMS has given notice to Gilead of such breach and such breach remains uncured for sixty (60) days after Gilead’s receipt of such notice or, if longer, such period as would reasonably be required to cure such breach provided that Gilead is using commercially reasonable efforts to effect such cure. For clarity, a material breach of clauses (i) through (v) above shall not give rise to any rights of cure or of termination of this Agreement pursuant to Section 14.4 of this Agreement. The Parties acknowledge and agree that the remedy of specific performance set forth in Section 14.4(d) shall be available with respect to any material breach by Gilead of its obligations under this Section 6.2(d) or any material breach by BMS of its obligations under Section 6.2(d)(iv), Section 6.9 or Section 6.11.

(e) The JV shall have the right, but not the obligation, to grant, under the licenses granted to the JV in Section 6.1, to Bristol-Myers Squibb Gilead Sciences And Merck, Sharp & Dohme Limited a royalty-free, exclusive sublicense, with the right to sublicense through multiple tiers of sublicensees to any shareholder thereof or its subcontractors (with the scope of each such sublicense to be limited to the performance of services on behalf of such licensee) to obtain, maintain and update approvals with respect to the Combination Product in Europe (but not to conduct development activities with respect to the Combination Product or to conduct regulatory activities with respect to the active pharmaceutical ingredients thereof individually or in combination (other than with respect to the Combination Product)).

6.3 Licenses and Rights of Reference Between Member Parties.

(a) Subject to the terms and conditions of this Agreement, Gilead hereby grants to BMS (1) a (A) non-exclusive Right of Reference in the EFV License Agreement Territory with respect to such Gilead Know-How as consists of Clinical Data and other Relevant Experience Information, and (B) non-exclusive, royalty-free, fully paid-up, irrevocable license, with the right to grant sublicenses through multiple tiers, to use such Gilead Know-How in the EFV License Agreement Territory, in each case ((A) and (B)) solely to the extent reasonably necessary to enable BMS to Exploit its Single Agent Product, whether alone or in combination with other agents (other than Gilead’s Single Agent Product(s) or Double Agent Product), in the EFV License Agreement Territory in a manner consistent with the labeling and Approved Marketing Materials for the Combination Product, and (2) a perpetual, royalty-free, fully paid-up, irrevocable, exclusive (even as to Gilead and its Affiliates) license, with the right to grant sublicenses through multiple tiers, under any and all rights, title, and interest that Gilead and its Affiliates may have in and to any BMS Core Improvement and Patents claiming such Improvement, to Exploit such Improvement in the EFV License Agreement Territory only with respect to products containing EFV as an active pharmaceutical ingredient, whether alone or in combination with one or more other active pharmaceutical ingredients (excluding TDF, FTC and other proprietary Gilead pharmaceutical ingredients). For clarity, Gilead shall not be required to transfer any Gilead Know-How to BMS pursuant to Section 6.3(a)(1).

(b) Subject to the terms and conditions of this Agreement, BMS hereby grants to Gilead (1) a (A) worldwide, non-exclusive Right of Reference with respect to such BMS Know-How as consists of Clinical Data and other Relevant Experience Information, and (B) worldwide, non-exclusive, royalty-free, fully paid-up, irrevocable license, with the right to grant sublicenses through multiple tiers, to use such BMS Know-How, in each case ((A) and

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(B)) solely to the extent reasonably necessary to enable Gilead to Exploit its Single Agent Products or Double Agent Product as applicable, whether alone or in combination with other agents (other than BMS’ Single Agent Product), in a manner consistent with the labeling and Approved Marketing Materials for the Combination Product, and (2) a perpetual, worldwide, royalty-free, fully paid-up, irrevocable, exclusive (even as to BMS and its Affiliates) license, with the right to grant sublicenses through multiple tiers, under any and all rights, title, and interest that BMS and its Affiliates may have in and to any Gilead Core Improvement and Patents claiming such Improvement, to Exploit such Improvement only with respect to products containing TDF or FTC as an active pharmaceutical ingredient, whether alone or in combination with one or more other active pharmaceutical ingredients (excluding EFV and other proprietary BMS active pharmaceutical ingredients). For clarity, BMS shall not be required to transfer any BMS Know-How to Gilead pursuant to Section 6.3(b)(1).

6.4 Rights of Reference to and from the JV and Related Matters.

(a) Subject to the terms and conditions of this Agreement, Gilead and BMS each hereby grants to the JV a non-exclusive Right of Reference in the Territory with regard to the Gilead Regulatory Documentation and the BMS Regulatory Documentation, respectively, for the purpose of the JV’s securing, maintaining and updating Approvals and agrees to provide a signed statement to that effect in accordance with 21 C.F.R. § 314.50(g)(3) or HPFB’s position on authorization to cross reference.

(b) Subject to the terms and conditions of this Agreement, the JV hereby grants to BMS a non-exclusive Right of Reference in the Territory with regard to the Combination Product Regulatory Documentation, for the purpose of BMS’ securing, maintaining and updating NDAs for Sustiva and any other of its products containing EFV, other than the Combination Product, and agrees to provide a signed statement to that effect in accordance with 21 C.F.R. § 314.50(g)(3) or HPFB’s position on authorization to cross reference.

(c) Subject to the terms and conditions of this Agreement, the JV hereby grants to Gilead a non-exclusive Right of Reference in the Territory with regard to the Combination Product Regulatory Documentation, for the purpose of Gilead’s securing, maintaining and updating NDAs for Viread, Emtriva, Truvada, and any other of its products containing either or both of TDF and FTC, other than the Combination Product, and agrees to provide a signed statement to that effect in accordance with 21 C.F.R. § 314.50(g)(3) or HPFB’s position on authorization to cross reference.

(d) For so long as the license granted to Gilead in Section 6.2(d) remains in effect, (i) the JV shall (and the Members agree to cause the JV to) cooperate with Gilead to make the Combination Product Regulatory Documentation available to Gilead (including potentially through filing of an sNDA to the NDA as needed to change the Combination Product label or, if applicable, qualify a different presentation of the Combination Product for export, or granting a Right of Reference thereto) for use in securing approvals from the FDA for export of the Combination Product and for securing approvals from other Regulatory Authorities for use and sale outside of the United States, Canada and Europe, (ii) BMS and the JV hereby grant to Gilead Rights of Reference, if any, in any country

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worldwide outside the Territory and Europe solely for purposes of filing for Approvals of the Combination Product in any such country, which Rights of Reference shall continue for so long as the license granted to Gilead in Section 6.2(d) remains in effect, and agree to perform any administrative or ministerial acts that may be reasonably necessary or useful in order to enable Gilead to avail itself of such Rights of Reference, and (iii) BMS and the JV shall permit Gilead or its designee to provide a copy of any or all of the Combination Product Regulatory Documentation or any data or information therein to Regulatory Authorities outside the Territory and Europe, shall permit Gilead to obtain and provide Certificates of Pharmaceutical Product for the Combination Product (as approved by the FDA or other Regulatory Authorities) for submissions to Regulatory Authorities outside of the Territory and Europe, and shall provide any documentation or consents necessary to effectuate such Rights of Reference or permit Gilead to take all the foregoing actions in this clause (ii) for the Combination Product Regulatory Documentation and such Combination Product Certificates of Pharmaceutical Product. For clarity, BMS’ grants of rights under clauses (ii) and (iii) above shall not be construed as BMS’ granting any right to Gilead under any or all BMS Technology anywhere outside the Applicable EFV Territory.

6.5 Other Sublicenses. In supply agreements with the Suppliers selected pursuant to Section 4.2, the JV shall have the right to grant such Suppliers a non-exclusive, royalty-free, worldwide sublicense, without right to sublicense, under the Joint Technology and the licenses granted to the JV in Sections 6.1(a) and 6.1(b), for the sole purpose of Manufacturing the Combination Product (but not the active pharmaceutical ingredients thereof), for supply to the JV.

6.6 Trademark Licenses by Member Parties to the JV.

(a) Subject to the terms and conditions of this Agreement, Gilead hereby grants to the JV a non-exclusive, royalty-free, fully paid-up, license, with right to sublicense through multiple tiers, to use in the Territory (i) the Trademarks listed on Annex F hereto (the “Gilead Licensed Trademarks”) for the sole purposes of Exploitation of the Combination Product (but not to Exploit the active pharmaceutical ingredients thereof individually or in combination other than in the Combination Product) in the Territory and (ii) Gilead Parent’s name and company logo/identifiers, for use in the name of the JV, and/or on product labeling, product packaging, and promotional materials for the Combination Product pursuant to Section 5.8.

(b) Subject to the terms and conditions of this Agreement, BMS hereby grants to the JV a non-exclusive, royalty-free, fully paid-up, license, without right to sublicense, to use in the Territory (i) the Trademarks listed on Annex G hereto (the “BMS Licensed Trademarks”) for the sole purposes of Exploitation of the Combination Product (but not to Exploit the active pharmaceutical ingredients thereof individually or in combination other than in the Combination Product) in the Territory and (ii) BMS Parent’s name and company logo/identifiers, for use in the name of the JV, and/or on product labeling, product packaging, and promotional materials for the Combination Product pursuant to Section 5.8.

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(c) Each of the Member Parties shall be responsible for determining and thereafter monitoring what steps, if any, it needs to take in order to satisfy itself that the JV’s use of its Trademarks (i.e. the Gilead Licensed Trademarks or the BMS Licensed Trademarks, as the case may be), meets the commercially reasonable high quality standards, specifications, and instructions submitted or approved by Gilead or BMS, respectively, in connection with this Agreement.

(d) Gilead and the JV hereby recognize BMS’ right, title, and interest in and to the BMS Licensed Trademarks. Gilead and the JV further recognize that this Agreement, or use of the BMS Licensed Trademarks in connection with this Agreement, in no way confers to Gilead or the JV any right, title, and interest in and to the BMS Licensed Trademarks or any other trademarks or intellectual property rights owned by BMS, except as may otherwise be expressly provided in this Agreement. BMS and the JV hereby recognize Gilead’s right, title, and interest in and to the Gilead Licensed Trademarks. BMS and the JV further recognize that this Agreement, or use of the Gilead Licensed Trademarks in connection with this Agreement, in no way confers to BMS or the JV any right, title, and interest in and to the Gilead Licensed Trademarks or any other trademarks or intellectual property rights owned by Gilead, except as may otherwise be expressly provided in this Agreement.

(e) The JV acknowledges that (i) the goodwill generated by the JV’s use of the Gilead Licensed Trademarks will inure solely to the benefit of Gilead; and (ii) the goodwill generated by the JV’s use of the BMS Licensed Trademarks will inure solely to the benefit of BMS.

6.7 Trademark License by the JV to Gilead.

(a) Subject to the terms and conditions of this Agreement, the JV hereby grants to Gilead a non-exclusive, royalty-free, fully paid-up license, in all countries and territories of the world excluding the United States, Canada and Europe, with the right to sublicense through multiple tiers, to use Combination Product Trademarks for the sole purpose of Exploitation of the Combination Product (but not to Exploit the active pharmaceutical ingredients thereof individually or in combination other than in the Combination Product) in such countries and territories; provided, however, that this license shall remain in effect only so long as Gilead’s license pursuant to Section 6.2(d) remains in effect.

(b) BMS and Gilead hereby recognize the JV’s right, title, and interest in and to the Combination Product Trademarks. BMS and Gilead further recognize that this Agreement, or use of the Combination Product Trademarks in connection with this Agreement, in no way confers on BMS or Gilead any right, title, and interest in and to the Combination Product Trademarks on any other trademarks or intellectual property rights owned by the JV, except as may otherwise be expressly provided in this Agreement.

(c) BMS and Gilead acknowledge that the goodwill generated by their use of the Combination Product Trademarks will inure solely to the benefit of the JV.

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6.8 Retained Rights. All license rights not specifically granted in this Section 6 are expressly reserved by each licensing Party. Any license granted in this Section 6 which is not sublicensable may be transferred or assigned by the licensee Party only in connection with a permitted assignment of this Agreement by such Party under Section 15.4.

6.9 Combination Product Sales for Outside the United States, Canada and Europe

(a) If so requested by Gilead, either or both of BMS and the JV (acting for these purposes through BMS representatives), as applicable, shall negotiate in good faith a commercially reasonable arrangement (taking into account relevant economic and market conditions in the relevant territories, e.g. should BMS become the supplier, a transfer price [ * ] of the Combination Product in territories where it would be supplied) to enable the supply of EFV active pharmaceutical ingredient for Manufacture of Combination Product (in the case of BMS, either Manufacturing or enabling a Third party to Manufacture such EFV active pharmaceutical ingredient) or of Combination Product (in the case of the JV), in each case sufficient to allow Gilead, its designee or the JV (as permitted under Section 6.9(b)), to sell or provide Combination Product for use both in the Developing World and in other territories outside the United States, Canada and Europe, to meet the anticipated demand therefor in such countries.

(b) If requested by Gilead, and as permitted by applicable laws, rules and regulations, and consented to by BMS (such consent not to be unreasonably withheld or delayed), the Parties shall cooperate to enable and cause the JV to make the Combination Product available for export to, and use and sale in, the Developing World, including, without limitation, any sales within the Territory of Combination Product only for export, use or sale in the Developing World. As part of these efforts, the Parties shall negotiate in good faith appropriate amendments to this Agreement and the Operating Agreement consistent with clauses (i) through (v) of Section 6.2(d) and Section 6.9(c).

(c) Other than payments in respect of any supply of EFV (if applicable) or Combination Product by BMS or the JV pursuant to Section 6.8(a), BMS and the JV shall not be entitled to any additional financial compensation, whether in the form of license fees, milestone payments, royalties or otherwise, either by reason of sales by the JV or other Persons authorized by Gilead, of Combination Product for use outside the United States, Canada and Europe or by reason of the JV’s grant of the license in Section 6.2(d).

6.10 Combination Product Sales for Europe. The Parties acknowledge and agree that the Combination Product shall be sold or otherwise commercially distributed in Europe only [ * ] to (and only if the [ * ] upon) one (1) or more [ * ] (and, if applicable, the [ * ] covering Europe, unless such sale or distribution is commenced only after a [ * ]

6.11 EFV License Agreement. Notwithstanding anything in this Agreement to the contrary, Gilead agrees to exercise the rights granted to it in Sections 6.2(d), 6.4(d) and 6.9(a) in the territories outside the EFV License Agreement Territory, only after reaching an agreement with the EFV Licensor if and as necessary for Gilead to avoid infringing or misappropriating the intellectual property rights of the EFV Licensor in such territories. If requested by Gilead, BMS shall cooperate with Gilead in its efforts to reach such an agreement.

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6.12 JV Obligations as Sublicensee. The JV shall comply with all provisions applicable to sublicensees set forth in the EFV License Agreement (in the form provided by BMS to Gilead pursuant to Section 13.2(c)) and in the license agreements delivered by Gilead to BMS pursuant to the third sentence of Section 13.3(c) (in the form so delivered), respectively, including without limitation any such provisions with respect to reporting of information, record keeping and access to records for audit by the upstream licensor (but excluding any payment obligations or other matters for which a Member Party is responsible under Section 7.2). Such obligations as of the Effective Date are more specifically identified in Annex O. With respect to [ * ] with [ * ] referred to in Annex O (the [ * ] shall use commercially reasonable efforts to [ * ] after the Effective Date, the [ * ] grant of a sublicense to the JV under this Agreement as required by [ * ] (which [ * ] shall be in form and substance reasonably acceptable to [ * ]).

SECTION 7.

PAYMENTS AND THIRD PARTY ROYALTIES

7.1 Payments to Member Parties.

(a) In consideration of the supply by Gilead and BMS to the JV of quantities of their respective active pharmaceutical ingredients for manufacture of non-clinical supply of the Combination Product pursuant to Section 4.2(c) and their respective Supply Agreements (and in consideration of the provision of certain services hereunder), and subject to adjustment pursuant to Section 7.1(d), the JV shall pay to Gilead the “Gilead Transfer Price” and to BMS Sub the “BMS Transfer Price” in accordance with this Section 7. For a given Calendar Year, pursuant to this Section 7.1, the JFC shall calculate (i) interim Gilead Transfer Prices per kilogram of TDF or FTC bulk active pharmaceutical ingredient respectively, i.e. the applicable Transfer Price in accordance with Annex K hereto per kilogram of bulk active pharmaceutical ingredient (each an “Interim Gilead Unit Transfer Price”) and (ii) an interim BMS Transfer Price per kilogram of EFV active pharmaceutical ingredient, i.e. the applicable Transfer Price in accordance with Annex K hereto per kilogram of EFV active pharmaceutical ingredient (the “Interim BMS Unit Transfer Price”), in each case based upon the respective Working Percentages calculated pursuant to Section 7.1(c)(i), the Estimated Net Selling Price of the Combination Product in the Territory determined by the JFC with respect to such Calendar Year pursuant to Section 7.1(c)(ii), and the relevant Target Yield for the active pharmaceutical ingredient calculated pursuant to Annex K hereto. The JFC shall then inform Gilead and BMS of their respective Interim Unit Transfer Prices pursuant to Section 7.1(c)(iii). Subject to the last sentence of Section 7.3(c), each of Gilead and BMS Sub shall use its then-current Interim Unit Transfer Price(s) in preparing an invoice for each shipment of bulk active pharmaceutical ingredients it makes pursuant to Section 4.2(c) and its Supply Agreement.

(b) The Actual Gilead Percentage and the Actual BMS Percentage for a particular Calendar Year shall be equal to one hundred percent (100%) multiplied by a fraction, the denominator of which is the sum of the Net Selling Prices of Truvada and Sustiva in the Territory during the relevant Calendar Year, and the numerator of which is:

for the Actual Gilead Percentage, the Net Selling Price of Truvada in the Territory during the relevant Calendar Year; and

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for the Actual BMS Percentage, the Net Selling Price of Sustiva in the Territory during the relevant Calendar Year;

provided, however, that, without limitation of the obligations of the Member Parties under Section 5.3A(j) or 5.3B(f), for purposes of calculating the numerator and denominator of such fraction for both the Actual Gilead Percentage and the Actual BMS Percentage, any [ * ] in the Net Selling Price of Sustiva or Truvada for the relevant Calendar Year that [ * ] for the Calendar Year [ * ] shall be [ * ] and any such [ * ] shall not be [ * ] In the event of a termination of this Agreement, the effective date of which falls on a date other than December 31 of a Calendar Year, the determination of the Actual Percentages shall be based on the period from January 1 of such Calendar Year through the effective date of termination, instead of the entire Calendar Year; and the provisions of this Agreement shall apply, mutatis mutandis, to such period.

(c) The JFC shall determine the Member Parties’ Interim Unit Transfer Prices for each Calendar Year using the Member Parties’ respective Working Percentages, the Estimated Net Selling Price and the Target Yield, as follows:

On or before [ * ] BMS and Gilead shall agree in writing on the Working BMS Percentage and the Working Gilead Percentage for Calendar Year 2005 (which shall be equal to their respective Actual Percentages for Calendar Year 2004 using the relevant data for Calendar Year 2004 inclusive). For each subsequent Calendar Year, the respective Working Percentages shall equal the Actual BMS Percentage and the Actual Gilead Percentage, respectively, for the immediately preceding Calendar Year; provided, however, that, with respect to any Calendar Year, pending determination of the Actual Percentages for the immediately preceding Calendar Year, the Working Percentages for such immediately preceding Calendar Year shall remain in effect until such time as the Actual Percentages for such immediately preceding Calendar Year have been determined. On or before [ * ] BMS and Gilead shall agree in writing on the Target Yields for each of EFV, TDF and FTC for the Calendar Year 2005. For each subsequent Calendar Year, the relevant Target Yields for EFV, TDF and FTC shall be calculated pursuant to Section 7.1(d)(ii) and Annex K.

No later than [ * ] of each subsequent Calendar Year, the JFC shall determine the estimated Net Selling Price for the Combination Product in the Territory for such Calendar Year using only historical data (such amount for each Calendar Year, the “Estimated Net Selling Price”).

Using the Member Parties’ respective Working Percentages, the Estimated Net Selling Price in the Territory and the Target Yield for such Calendar Year, the JFC shall calculate each Member Party’s Interim Unit Transfer Price(s), in accordance with Annex K and shall so notify the Member Parties in writing no later than [ * ] days after the first day of the applicable Calendar Year. From and after the date on which a Member Party receives a notice from the JFC with respect to such Member Party’s respective Interim Unit Transfer Price(s) with respect to such Calendar Year, such amounts shall then be used by the Member Parties in invoicing the JV for the Transfer Price for shipments of bulk active pharmaceutical ingredients pursuant to Section 4.2(c) and the applicable Supply Agreement in such Calendar Year. Notwithstanding the foregoing, on a Calendar Quarter basis, the JFC shall recalculate the respective Interim Unit Transfer Prices (each, a “Recalculated Transfer Price”) in accordance with Annex K within [ * ]

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after the end of [ * ] Such recalculation shall be made using the Working Percentages, Target Yield and updated Net Selling Prices as determined in Annex I for such [ * ] In the event that a particular Interim Unit Transfer Price is less than the Recalculated Transfer Price, the JV shall deliver a reconciliation statement to the applicable Member Party setting forth the difference in price multiplied by the quantity of active pharmaceutical ingredient the Member Party invoiced to the JV during such [ * ] In the event a particular Interim Unit Transfer Price is greater than the Recalculated Transfer Price, the JV shall deliver a reconciliation statement to the applicable Member Party setting forth the difference in price multiplied by the quantity of active pharmaceutical ingredient the Member Party invoiced to the JV during such [ * ] In each case, the relevant adjustment shall be addressed as part of the cash netting mechanism provided for in Section 4.1 of the Operating Agreement and shall be settled on the first Cash Netting Day following such recalculation. The Interim Unit Transfer Prices shall not be changed as a result of the recalculation mentioned above.

Following [ * ] the JV shall cause the Independent Accounting Expert to calculate (solely for planning, accounting and bookkeeping purposes of the Member Parties) the Actual Percentages for such [ * ] based on data as of [ * ] to be completed no later than [ * ] after [ * ] The Respective Percentages shall not be changed as a result of the recalculation mentioned above.

(d) Following the end of each Calendar Year, the JFC shall cause an independent Third Party accounting firm or consultant mutually agreed by the Member Parties (such agreed Third Party, the “Independent Accounting Expert”) to calculate the Actual Percentages for such Calendar Year and recalculate the Transfer Prices (using the Product Yields determined pursuant to Section 7.1(d)(ii) and actual Net Selling Price for the Combination Product determined pursuant to Section 7.1(d)(iii)) with respect to shipments of bulk active pharmaceutical ingredient made by the Member Parties in such Calendar Year pursuant to Section 4.2(c) and their respective Supply Agreements, as follows.

Within [ * ] following the end of each Calendar Year, each Member Party shall provide to the Independent Accounting Expert the data necessary in order to make the calculations required pursuant to this Section 7.1(d), which data is described in Annex N.

Within [ * ] following the end of each Calendar Year, the JFC shall (A) calculate the Product EFV Yield, Product FTC Yield, and Product TDF Yield, in each case based on Actual Yield, for the supply of Combination Product and (B) provide to the Independent Accounting Expert written confirmation of such calculations. Within [ * ] following the first full-scale commercial manufacturing run, the JFC shall determine a blended average of each of Product EFV Yield, Product FTC Yield and TDF Product Yield on a per weight and per unit basis and inform the Independent Accounting Expert thereof.

Within [ * ] following the end of each Calendar Year, the JV shall cause the Independent Accounting Expert to (A) calculate the actual Net Selling Prices of the Combination Product, Truvada and Sustiva for that Calendar Year, (B) calculate the Actual Gilead Percentage and the Actual BMS Percentage pursuant to Section 7.1(b) using the actual Net Selling Prices of the Combination Product, Truvada and Sustiva for that Calendar Year and (C) recalculate the Gilead Transfer Price and the BMS Transfer Prices for the bulk active pharmaceutical ingredient shipments during that Calendar Year pursuant to Section 7.1(a) in accordance with Annex K.

Within [ * ] following the end of each Calendar Year, on the basis of such the recalculated Transfer Prices (as notified to the JV by the Independent Accounting Expert), the JFC shall

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recalculate the amounts owed by the JV to the Member Parties with respect to shipments received by the JV in such Calendar Year pursuant to Section 4.2(c) and their respective Supply Agreements and provide to the Member Parties notice of the recalculated amounts (and the adjustments that will be required pursuant to this Section 7.1(d)(iv)). If the aggregate amount invoiced by a Member Party for Transfer Prices is greater than or less than the aggregate amount owed to such Member Party by the JV for such Transfer Prices, as recalculated pursuant to this Section 7.1(d), then the relevant adjustment shall be addressed as part of the cash netting mechanism provided for in Section 4.1 of the Operating Agreement and shall be settled on the first Cash Netting Day following such recalculation.

(e) The Independent Accounting Expert shall be bound by commercially reasonable written confidentiality and non-use obligations to the Member Parties. Such Independent Accounting Expert shall, upon the written request of either Member Party (the “Initiating Member”), audit the other Member Party to confirm the accuracy of the data provided to such Independent Accounting Expert by such other Member Party. Further, upon the written request of either Member Party, the calculations of the Independent Accounting Expert shall be audited by a second Third Party mutually agreed by the Member Parties. The Independent Accounting Expert and the Third Party auditor, if any, shall notify the Member Parties of their respective determinations; provided, however, that neither the Independent Accounting Expert nor any Third Party selected to audit the Independent Accounting Expert shall share with either Member Party any information provided to such Independent Accounting Expert (and/or such Third Party) by the other Member Party. The calculations made by the Independent Accounting Expert pursuant to this Section 7.1(e) shall be binding on the Parties; provided, however, that in the event that a Third Party auditor identifies a discrepancy in the Independent Accounting Expert’s calculations, the Member Parties shall cause the Independent Accounting Expert and such Third Party to confer and agree upon the final calculations and advise the Member Parties in writing of same, whereupon such final agreed calculations shall be binding on the Parties. The Initiating Member shall bear the fees and costs of the Independent Accounting Expert in connection with its confirmation of the accuracy of such data, unless the Independent Accounting Expert finds a discrepancy equal to or greater than [ * ] therein, in which case the other Member Party shall bear such fees and costs.

(f) For the purpose of making calculations under this Agreement that require conversion from Canadian dollars into U.S. dollars, the Member Parties shall convert Canadian Dollars into U.S. dollars according to the following rules:

For the purpose of calculating the Net Selling Price for the Combination Product as it relates to the applicable Transfer Price, during a given Calendar Year, in Canadian dollars, the applicable Member Party shall convert such Canadian dollars to US dollars using the applicable spot rate listed on [ * ] to be determined by the JFC, which date shall occur within [ * ] after the approval by the JEC of the annual update to the Canadian Commercialization Budget for such Calendar Year.

For all purposes other than calculating the Net Selling Price for the Combination Product as it relates to the applicable Transfer Price, including for calculating the Net Selling Price of Viread, Emtriva, Truvada and Sustiva sold in Canadian dollars and for calculating Authorized Expenses incurred in Canadian dollars, each Member Party shall, in a manner consistent with its then-

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current standard worldwide currency conversion methodology, convert the applicable amounts incurred or sold, as the case may be, in Canadian dollars into US dollars.

7.2 Royalty Payments to Third Parties. If a Third Party’s Patent is or would be infringed or a Third Party’s trade secrets are or would be misappropriated solely as a direct result of the incorporation of TDF, FTC or both TDF and FTC in the Combination Product, then Gilead shall be solely responsible for any Losses or royalty, license fee or other payment obligation to such Third Party (which shall not qualify as a JV Expense or Authorized Expense) in connection with such infringement or misappropriation, including, without limitation, its obligations pursuant to Section 11.4. If a Third Party’s Patent is or would be infringed or a Third Party’s trade secrets are or would be misappropriated solely as a direct result of the incorporation of EFV in the Combination Product, then BMS shall be solely responsible for any Losses or royalty, license fee or other payment obligation to such Third Party (which shall not qualify as a JV Expense or Authorized Expense) in connection with such infringement or misappropriation, including, without limitation, its obligations pursuant to Section 11.4. All other royalty, license fee or other payments by Gilead or BMS to Third Parties in connection with licenses under Third Party Patents or Third Party trade secrets which are reasonably necessary for the performance of the Member Parties’ obligations under this Agreement shall qualify as Authorized Commercialization Expenses.

7.3 Authorized Expenses; Mode and Timing of Payment.

(a) The JV shall bear all Authorized Expenses incurred by Gilead and BMS. Each Member Party shall calculate and invoice the JV for its respective Authorized Expenses incurred in each Calendar Quarter in sufficient time to ensure that the applicable invoice is received by the JV no later than the last day of the next Calendar Quarter (the “Final Invoice Date”). The JV shall not have any obligation to make payments to Gilead or BMS on account of any such expenses incurred in a given Calendar Quarter for which an invoice is not received by the Final Invoice Date.

(b) All payments by the JV to the Member Parties pursuant to Sections 7.3(a) and 14.6(b)(ii) and other payments to be made to Member Parties under this Agreement shall be made by wire transfer or electronic funds transfer of United States Dollars in the requisite amount to such bank account as each Member Party may designate from time to time by notice to the payor.

(c) Each Member Party shall calculate and invoice the JV at the time of shipment, for the Transfer Price for each shipment of bulk active pharmaceutical ingredient pursuant to Section 4.2(c) and the applicable Supply Agreement using the applicable Interim Unit Transfer Price. The JV shall pay to a Member Party any amounts owed to such Member Party (or, in the case of BMS, to BMS Sub) pursuant to Section 7.1(a) on the applicable Cash Netting Day as provided in Section 4.1 of the Operating Agreement. In the case of any shipment of bulk active pharmaceutical ingredient pursuant to the applicable Supply Agreement during the first Calendar Quarter of a given Calendar Year prior to the JFC giving notice of the applicable Interim Unit Transfer Price, the Member Party providing such shipment shall use the Interim Unit Transfer Price for the immediately preceding Calendar Year for purposes of invoicing such shipment, provided that upon the JFC’s determination of the new Interim Unit

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Transfer Price for the Calendar Year in which such shipment occurs pursuant to Section 7.1(d) and Annex K, the JV shall recalculate such invoices using such new Interim Transfer Price for such Calendar Year and at the time of payment shall issue to the applicable Member Party a reconciliation statement, with respect to such invoice to reconcile any differences between the original Transfer Price for such shipment and the Transfer Price for such shipment as calculated using such new Interim Unit Transfer Price.

(d) Interest shall accrue on delinquent payments from the date such payments are due at the lesser of (i) the prime rate of interest, as published in The Wall Street Journal (Eastern United States Edition), plus [ * ] basis points and (ii) the maximum rate of interest permissible under Applicable Law, taking into consideration any amounts deemed additional interest.

7.4 Taxes. The JV shall be responsible for all sales, use, excise, value added and similar taxes and charges, including Canadian GST and all provincial sales taxes imposed with respect to acquisition of product from a Member Party and/or payments by the JV to a Member Party pursuant to this Section 7, provided that each Member Party shall be responsible for any taxes (including any such taxes imposed by way of withholding) in the nature of income or franchise taxes or based on or measured by gross or net income imposed with respect to its income. The JV shall pay any and all withholding taxes or similar charges imposed by any governmental unit that are required to be withheld from any amounts due to a Member Party from the JV pursuant to this Section 7 to the proper taxing authority, and proof of payment of such taxes or charges shall be secured and sent to such Member Party as evidence of such payment. All amounts paid by the JV pursuant to the immediately preceding sentence with respect to taxes for which a Member Party is responsible pursuant to the first sentence of this Section 7.4 shall be paid for the account of such Member Party and deducted from the amounts due from the JV to such Member Party pursuant to this Section 7.

7.5 [ * ] In light of the expansion of this Agreement to cover Canada, [ * ]

SECTION 8.

FINANCIAL RECORDS

8.1 Financial Records. Gilead shall keep complete and accurate books and records on behalf of the JV pertaining to sales of the Combination Product, including, without limitation, books and records of the Net Sales of the Combination Product, in the detail required for the calculation on behalf of the JV of amounts payable by the JV under Section 7.1(a) and to identify the purchase order details for each customer to which it sells the Combination Product, or pertaining to Authorized Commercialization Expenses, Authorized Development Expenses or Authorized Other Expenses. Gilead shall retain such books and records for at least the latest of (a) three (3) years after the Calendar Quarter in which the relevant sale was made or the relevant expense was reimbursed pursuant to Section 7.3, (b) the expiration of the applicable statute of limitations for tax purposes (or any extension thereof) or (c) such longer period as may be required by Applicable Law. Gilead and BMS shall each keep all records of Authorized Commercialization Expenses, Authorized Development Expenses and Authorized Other Expenses that it incurs for at least the latest of (i) three (3) years after the Calendar Quarter in

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which it invoiced them to the JV, (ii) the expiration of the applicable statute of limitations for tax purposes (or any expiration thereof) or (iii) such longer period as may be required by Applicable Law. Gilead and BMS shall each keep documentation supporting [ * ] for at least (x) three (3) years after the Calendar Quarter in which such [ * ] occurred or (y) such longer period as may be required by Applicable Law.

8.2 Audit of Records. At the request of BMS or Gilead, as the case may be, the other Member Party shall permit an independent certified public accountant reasonably acceptable to the other Member Party, at reasonable times and upon reasonable notice, to examine the books and records maintained by the other Member Party (and, if applicable, the books and records maintained by Gilead on behalf of the JV) pursuant to Section 8.1 to verify any or all of the following: (a) the accuracy of the amounts invoiced by the other Member Party to the JV pursuant to Section 7.1 and (b) the Authorized Commercialization Expenses, Authorized Development Expenses and Authorized Other Expenses charged by the other Member to the JV, in each case only as to any period ending not more than three (3) years prior to the date of such request. Such Third Party accountant shall be bound by written commercially reasonable confidentiality and non-use obligations to the Member Parties. Each Member Party shall receive a copy of the Third Party accountant’s report of any such audit, which shall disclose only whether such amounts as invoiced or charged are correct or incorrect, and the amounts of any underpayments or overpayments; such report shall be Confidential Information of both Member Parties. Any discrepancy shall be rectified by a reconciliation payment made by the underpaying Party or the overpaid Party, as the case may be, within thirty (30) days after receipt of notice thereof. If such audit establishes that either the non-requesting Member Party or the JV made an error in invoicing or payment to the detriment of the requesting Member Party, in amount equal to or greater than [ * ] of the relevant amounts for the period under audit, then the out-of-pocket costs of such audit shall qualify as an Authorized Other Expense. In all other cases, the costs of such audit shall be borne solely by the requesting Member Party and shall not qualify as a JV Expense or an Authorized Expense. BMS and Gilead may each make audit requests under this Section 8.2 on its own behalf or on behalf of the JV.

8.3 Certain Reports. So that BMS may satisfy its internal reporting needs, Gilead shall provide to BMS, at the applicable times set forth in Annex M, the financial data described in that Annex.

SECTION 9.

ADVERSE EVENT AND OTHER INFORMATION EXCHANGE

9.1 Pharmacovigilance. For purposes of this Agreement, that certain Safety Data Exchange Agreement dated as of February 11, 2005, by and between BMS Parent and Gilead Parent shall constitute the “SDEA,” including with respect to the indemnification obligations set forth herein. Notwithstanding the foregoing or anything to the contrary in Section 15.14, the Parties acknowledge and agree that (a) Gilead Parent, BMS Parent and the JV are parties to that certain worldwide Safety Data Exchange Agreement dated as of [ * ] (b) nothing herein shall be construed to modify or amend such agreement or any of their obligations thereunder, and (c) such agreement does not constitute the SDEA hereunder.

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9.2 Material Communications. In addition to the notifications required by Section 3.9 and the SDEA, each Member Party shall promptly provide notice to the other Member Party of any material communications with any governmental agency concerning the safety of the Combination Product, including, without limitation, adverse drug reaction reports. Copies of all such material communications shall be attached to the applicable notice.

SECTION 10.

PRODUCT RECALL

10.1 Notification and Recall.

(a) In the event that any governmental agency or authority issues or requests a recall or market withdrawal or takes similar action in connection with the Combination Product, or in the event that either Member Party determines that a recall or market withdrawal of the Combination Product may be necessary or advisable, such Member Party shall advise the other Member Party thereof by telephone, within [ * ] Each Member Party shall also notify the other promptly in the event of (i) the issuance of a field alert from a Regulatory Authority or similar alert by such Member Party (in which case the Member Party issuing such field alert shall notify the other Member Party at the same time as the applicable governmental agency or authority), and (ii) any communication from any governmental agency or authority regarding a potential recall or market withdrawal of the Combination Product or any of such Member Party’s respective Single Agent Product or Double Agent Product.

(b) Within [ * ] of receipt of notice given pursuant to the first sentence of Section 10.1(a), the Member Parties’ shall cause their respective representatives from the business, medical, regulatory, quality assurance and legal functions (and any others deemed necessary by a Member Party) to convene an initial meeting to consider whether or not the JV should conduct a recall (except in the case of a government-mandated recall or market withdrawal), and such representatives shall thereafter make a recommendation to the Member Parties with respect to such determination, and, if there is a recommendation to recall the Combination Product, with respect to the timing of the recall; the breadth, extent and level of customer to which the recall shall reach; the strategies and notifications to be used; and other related issues. Neither Member Party shall unreasonably object to a recall requested by the other Member Party; and neither Member Party shall have any right to object to a recall requested by the other Member Party (i) for failure of the Combination Product to meet the specifications therefor, (ii) if there is a reasonable basis to conclude that material harm to patients may occur, or (iii) for the Manufacture of the Combination Product in a manner that does not comply with Applicable Law. Notwithstanding the foregoing, if a recall or market withdrawal is mandated by a governmental agency or authority, or a recall is proposed by a Member Party, on account of such Member Party’s Single Agent Product or Double Agent Product, then such Member Party may cause the JV (and, accordingly, Gilead shall take such action on behalf of the JV) to effectuate such recall on such reasonable terms as such Member Party determines, without the meeting described in the first sentence of this Section 10.1(b) and without any liability to the other Member Party or the JV (except for expenses described in Section 10.2 and indemnity amounts payable by a Party pursuant to Section 13.7).

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(c) The Member Parties may, for commercial reasons or otherwise, mutually determine to withdraw the Combination Product from the market. If the reason for market withdrawal relates to efficacy or safety, such withdrawal shall be treated as one mandated by a government agency or authority and be dealt with as provided in Section 10.1(b). In all other cases, the JV shall, upon receiving Regulatory Authority approval, cease selling the Combination Product; and the Member Parties shall mutually determine whether, and if so how, to recall any Combination Product already on the market.

(d) Nothing set forth in this Section 10.1 shall be construed as restricting the right of either Member Party to make a timely report of such matter to any government agency or take other action that it deems appropriate or required by Applicable Law.

10.2 Recall Expenses. The Member Parties shall bear the expenses of any recall of the Combination Product in proportion to their Respective Percentages, and their respective external, out-of-pocket costs of such recall (without any markup) shall qualify as an Authorized Other Expense; provided, however, that each Member Party shall bear the expenses of a recall incurred in a reasonable manner to the extent that such recall is (a) caused by such Member Party’s breach of its obligations under this Agreement or its Supply Agreement (or, if it is the Supplier, its supply contract referred to in Section 4.2) or its gross negligence or willful misconduct, or (b) otherwise occasioned solely by such Member Party’s Single Agent Product and/or Double Agent Product, as the case may be. Such expenses of recall shall include, without limitation, the expenses of notification and destruction or return of the recalled Combination Product and the refund to consumers of amounts paid for the recalled Combination Product.

SECTION 11.

INTELLECTUAL PROPERTY RIGHTS

11.1 Ownership of Intellectual Property.

(a) Gilead Intellectual Property. Except as otherwise expressly provided in Sections 6.1(a), 6.3(a), 6.4(a) and 14.6, as among the Parties, Gilead shall own all right, title, and interest in and to the Gilead Patents, the Gilead Know-How, the Gilead Inventions, and the Gilead Regulatory Documentation. Gilead shall disclose, and shall cause its Affiliates to disclose, to BMS any BMS Core Improvement promptly after it is conceived, discovered, developed, or otherwise made.

(b) BMS Intellectual Property. Except as otherwise expressly provided in Sections 6.1(b), 6.3(b), 6.4(a), 6.4(d) and 14.6, as among the Parties, BMS shall own all right, title, and interest in and to the BMS Patents, the BMS Know-How, the BMS Inventions and the BMS Regulatory Documentation. BMS shall disclose, and shall cause its Affiliates to disclose, to Gilead any Gilead Core Improvement promptly after it is conceived, discovered, developed, or otherwise made.

(c) JV Intellectual Property. Except as otherwise expressly provided in Sections 6.2, 6.4(b), 6.4(c), 6.4(d) and 14.6, as among the Parties, the JV shall own all right, title and interest in and to the Joint Patents, Joint Know-How, Joint Inventions and Combination

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Product Regulatory Documentation. Except as otherwise expressly permitted by this Agreement, no Party, including, without limitation, the JV, shall license, assign, sell, convey or otherwise Exploit its rights in any Joint Patents, Joint Know-How, Joint Inventions or Combination Product Regulatory Documentation for any purpose. Each Member Party shall disclose to the other Member Party promptly in writing any and all Joint Inventions that are conceived, discovered, developed or otherwise made by or on behalf of such Member Party, and each of the Member Parties hereby assigns, and agrees to cause its employees and agents to assign to the JV, without payment of additional consideration, all of such Member Party’s rights, title and interest in and to such Joint Inventions.

11.2 Prosecution of Patents.

(a) Gilead Patents. Gilead shall have the sole right, at its sole cost and expense, to prepare, file, prosecute and maintain the Gilead Patents in the Territory. Gilead shall have sole discretion to determine which Gilead Patents, if any, shall be listed in the “Orange Book” [ * ] with respect to the Combination Product.

(b) BMS Patents. BMS shall have the sole right, at its sole cost and expense, to prepare, file, prosecute and maintain the BMS Patents in the Territory. BMS shall have the sole discretion to determine which BMS Patents, if any, shall be listed in the “Orange Book” [ * ] with respect to the Combination Product.

(c) Joint Patents.

A patent application for a Joint Patent claiming any Joint Invention shall be filed only with the mutual written agreement of the Member Parties, and solely in accordance with this Section 11.2(c). In the event that either Member Party desires to have filed a patent application for a Joint Patent claiming a Joint Invention, such Member Party shall propose such filing to the other Member Party, and representatives designated by each Member Party shall discuss and consider the matter. In the event that the Member Parties fail to reach written agreement that such patent application should be filed, neither Member Party, whether on behalf of itself, the JV or any Third Party, may file or cause to be filed such patent application.

In the event that the Member Parties mutually agree in writing pursuant to Section 11.2(c)(i) that a patent application for a Joint Patent claiming a Joint Invention should be filed, Gilead shall have the sole right and obligation to prepare, file, prosecute and maintain the Joint Patents in the name of the JV in such countries as the Member Parties shall determine, and the external, out-of-pocket costs, without any markup, with respect thereto shall be treated as Authorized Other Expenses. BMS shall cooperate fully in Gilead’s preparation, filing, prosecution, and maintenance of the Joint Patents (and in any other proceedings before a patent official or office with respect thereto). Such cooperation shall include, without limitation, (A) promptly executing all papers and instruments or requiring employees to execute such papers and instruments as reasonable and appropriate so as to enable Gilead to prepare, file, prosecute, and maintain the Joint Patents in any country; and (B) promptly informing Gilead of matters that may affect the preparation, filing, prosecution, or maintenance of any such Joint Patent, including, without limitation, providing a copy of any official correspondence received by BMS from a patent office in any country with respect to Joint Patents. Gilead shall keep BMS advised of the status

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of Joint Patent filings and upon request of BMS shall provide copies of any official correspondence or other documentation with respect to official actions and submissions relating to the prosecution or maintenance of such Joint Patents.

The Member Parties shall have the sole discretion to determine (by mutual agreement) which Joint Patents, if any, shall be listed in the “Orange Book” [ * ] with respect to the Combination Product.

11.3 Enforcement of Patents.

(a) Gilead Patents. As among the Parties, Gilead shall have the sole right and option, at its sole cost and expense, to respond to any Infringement (as defined below) with respect to any Gilead Patent by appropriate steps, including, without limitation, by filing an infringement suit or taking other similar action. Gilead shall also have the sole right and option not to take action to respond to any such Infringement (and in such event no other Party shall have the right to take any action to respond to any Infringement with respect to such Gilead Patent). At Gilead’s request, each of BMS and the JV shall, at such Party’s own expense, provide reasonable assistance to Gilead in connection with any such action to respond to Infringement, including, without limitation, providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining (and having the JV join) the action to the extent necessary to allow Gilead to maintain the action. For purposes of this Section 11.3, (i) “Infringement” shall mean (A) infringement or potential infringement of one (1) or more Gilead Patents and/or one (1) or more BMS Patents, as the case may be, by the actions of a Third Party in connection with a product (an “Infringing Combination Product”) containing, among its active pharmaceutical ingredients, all of TDF, FTC and EFV and/or (B) with respect to Canada, [ * ] with respect to the Combination Product and (ii) “other similar action” shall include, without limitation, responses to paragraph (iv) certification under the Drug Price Competition and Patent Restoration Act (also known as the Hatch-Waxman Act) (a “Paragraph (iv) Certification”) and actions under section 6 of the Patented Medicines (Notice of Compliance) Regulations (Canada) resulting from an attempt to market a Generic Version Combination Product. For the avoidance of doubt, the Parties acknowledge and agree that infringement of a Gilead Patent or a BMS Patent, as the case may be, other than by an Infringing Combination Product, is outside the scope of this Agreement and shall not create any rights or impose any obligations on the Parties hereunder, including any right or obligation to take actions to respond to such infringement.

(b) BMS Patents. As among the Parties, BMS shall have the sole right and option, at its sole cost and expense, to respond to any Infringement with respect to any BMS Patent by appropriate steps, including, without limitation, filing an infringement suit or taking other similar action. BMS shall also have the sole right and option not to take action to respond to any such Infringement (and in such event no other Party shall have the right to take any action to respond to any Infringement with respect to a BMS Patent). At the request of BMS, each of Gilead and the JV shall, at such Party’s own expense, provide reasonable assistance to BMS or the EFV Licensor as applicable, in connection with any such action to respond to Infringement including, without limitation, providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining (and having the JV join) the action to the extent necessary to allow BMS or the EFV Licensor to maintain the action.

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(c) Joint Patents. If either Member Party determines that any Joint Patent is being infringed by a Third Party’s activities, it shall notify the other Member Party in writing and provide it with any evidence of such infringement that is reasonably available. Gilead, on behalf of, and in the name of, the JV, shall have the first right and option to respond to any infringement with respect to any Joint Patent by appropriate steps, including without limitation, filing an infringement suit or taking other similar action, and shall notify BMS of, and consult with BMS from time to time regarding, any such suit or other action. If Gilead elects at its sole discretion not to take action to respond to any such infringement, then BMS, on behalf of, and in the name of, the JV, shall have the right and option to respond to such infringement by appropriate steps, including without limitation, filing an infringement suit or taking other similar action, and shall notify Gilead of, and consult with Gilead from time to time regarding, any such suit or other action. Without limiting the foregoing, in the event that Gilead (for itself or on behalf of the JV) receives a Paragraph (iv) Certification [ * ] with respect to the Combination Product, Gilead shall notify BMS within thirty (30) days after its receipt of such Paragraph (iv) Certification [ * ] whether or not Gilead has made the election described in the preceding sentence and, if Gilead elects not to take action to respond to any such infringement, or fails to notify BMS within such [ * ] period, then BMS shall have the rights described in the immediately preceding sentence. The Member Party not taking action to respond to the infringement shall provide reasonable assistance to the Member Party taking such action, including without limitation providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow the Member Party taking such action to maintain the action. Any amounts recovered by a Member Party pursuant to this Section 11.3(c), whether by settlement or judgment, shall be deemed to be recovered on behalf of (and shall be paid over to) the JV; and the reasonable out-of-pocket costs, including reasonable attorneys’ fees, without any markup, incurred by the Member Parties in making such recovery shall be treated as Authorized Other Expenses.

(d) Paragraph (iv) Certifications; [ * ] Each Member Party shall notify the other Member Party in writing within [ * ] of receiving any Paragraph (iv) Certification [ * ] with respect to the Combination Product, (in the case of BMS) Sustiva, or (in the case of Gilead) Viread, Emtriva or Truvada, as applicable.

11.4 Infringement of Third Party Rights. If a Third Party initiates a Proceeding against the JV or a Member Party alleging that the conduct of the Project Activities infringes or will infringe such Third Party’s Patent or misappropriates or will misappropriate such Third Party’s trade secrets, (a) if such Proceeding arises as a direct result of TDF, FTC or both TDF and FTC being incorporated in the Combination Product, in each case without reference to EFV, then Gilead shall defend and hold the JV and BMS harmless from and against such Proceeding and any Losses resulting from such Proceeding, and shall have the sole right and obligation to defend such Proceeding or to settle it (e.g., by obtaining a license from such Third Party) at Gilead’s sole cost (which shall not be deemed a JV Expense or Authorized Expense), and BMS shall reasonably cooperate at Gilead’s request and expense in such defense and/or settlement; (b) if such claim arises as a direct result of EFV being incorporated in the Combination Product, in each case without reference to TDF or FTC, then BMS shall defend and

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hold the JV and Gilead harmless from and against such Proceeding and any Losses resulting from such Proceeding, and shall have the sole right and obligation to defend such Proceeding or to settle it (e.g., by obtaining a license from such Third Party) at BMS’ sole cost (which shall not be deemed a JV Expense or Authorized Expense), and Gilead shall reasonably cooperate at BMS’ request and expense in such defense and/or settlement; and (c) in the event that neither clause (a) nor (b) applies, then the JEC shall determine whether to defend against such claim or to obtain a license from such Third Party, and if so, on what terms and conditions (which out-of-pocket costs, without any markup, shall be deemed Authorized Other Expenses), and which Member Party shall take such actions on behalf of the JV. The procedures set forth in Section 13.8 shall apply to indemnification of Member Parties under this Section 11.4.

11.5 Trademarks.

(a) Gilead Licensed Trademarks. Gilead shall have the sole right, at its sole cost and expense, to search, clear, file, register, prosecute, maintain and enforce the Gilead Licensed Trademarks in the Territory. Gilead shall have the sole right and option, at its sole cost and expense, to respond to any infringement with respect to any Gilead Licensed Trademark by appropriate steps, including, without limitation, by filing an infringement suit or taking other similar action. Gilead shall also have the sole right and option not to prosecute, maintain or enforce Gilead Licensed Trademarks or take action to respond to any such infringement.

(b) BMS Licensed Trademarks. BMS shall have the sole right, at its sole cost and expense, to search, clear, file, register, prosecute, maintain and enforce the BMS Licensed Trademarks in the Territory. BMS shall have the sole right and option, at its sole cost and expense, to respond to any infringement with respect to any BMS Licensed Trademark by appropriate steps, including, without limitation, by filing an infringement suit or taking other similar action. BMS shall also have the sole right and option not to prosecute, maintain or enforce BMS Licensed Trademarks or take action to respond to any such infringement.

(c) Combination Product Trademarks. Except as otherwise expressly provided in Section 6.7, the Parties agree that, as among themselves, the JV shall own all right, title and interest in and to the Combination Product Trademarks. Gilead shall be solely responsible for searching, clearing, filing, registering, prosecuting and maintaining the Combination Product Trademarks in the Territory in the name of the JV, the external out-of-pocket costs (without any markup) of which shall be treated as Authorized Other Expenses. If either Member Party has a reasonable basis to believe that a Third Party is or may be engaging in commercially significant infringement of any Combination Product Trademark, such Member Party shall notify the other Member Party in writing and provide it with any evidence of such infringement that is reasonably available. Gilead shall have the first right and option to respond to any infringement or potential infringement with respect to any Combination Product Trademark by appropriate steps, including, without limitation, filing an infringement suit or taking other similar action, and shall notify BMS of, and consult with BMS from time to time regarding, any such suit or other action. If Gilead elects at its sole discretion not to take action to respond to any such infringement or potential infringement within [ * ] of Gilead’s becoming aware of such infringement or potential infringement, then BMS shall have the right and option

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to respond to such infringement or potential infringement by appropriate steps, including, without limitation, filing an infringement suit or taking other similar action, and shall notify Gilead of, and consult with Gilead from time to time regarding, any such suit or other action. The Member Party not taking action to respond to the infringement or potential infringement shall provide reasonable assistance to the Member Party taking such action, including, without limitation, providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow the Member Party taking such action to maintain the action. Any amounts recovered by a Member Party pursuant to this Section 11.5(c), whether by settlement or judgment, shall be deemed to be recovered on behalf of (and shall be paid over to) the JV; and the reasonable out-of-pocket costs, including reasonable attorneys’ fees, without any markup, incurred by the Member Parties in making such recovery shall be treated as Authorized Other Expenses.

SECTION 12.

CONFIDENTIALITY

12.1 Treatment of Confidential Information. Except as provided in this Section 12, during the term of this Agreement and for [ * ] after this Agreement’s expiration or termination, each Party (the “Receiving Party”) (a) shall hold in strict confidence and shall not publish or otherwise disclose, directly or indirectly, to any Third Party any Confidential Information of another Party or its Affiliates (collectively, the “Disclosing Party”), (b) except as permitted pursuant to Section 12.7, shall not directly or indirectly use Confidential Information of a Disclosing Party for any purpose other than performance of its obligations or exercise of its rights under this Agreement, or as otherwise permitted under this Agreement, the Operating Agreement or any Ancillary Agreement, and (c) shall use the same level of effort to maintain the confidentiality of Confidential Information of a Disclosing Party as it uses for its own confidential or proprietary information, but in any event at least commercially reasonable efforts.

12.2 Permitted Disclosure. Each Party may disclose Confidential Information of a Disclosing Party to the extent that such disclosure is:

(a) Made only as required to specific persons or entities under applicable laws, rules, regulations or orders of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental or regulatory body of competent jurisdiction; provided, however, that the Receiving Party shall first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to seek any available limitations on, exemptions from or protections available under such disclosure requirement and reasonably cooperate in any such efforts by the Disclosing Party; and provided further that if an exemption from such disclosure requirement is not obtained, the Confidential Information disclosed in response to such requirement shall be limited to that information which is legally required to be disclosed;

(b) Otherwise required by law, in the opinion of legal counsel to the Receiving Party as expressed in an opinion letter in form and substance reasonably satisfactory to the Disclosing Party, which shall be provided to the Disclosing Party at least two (2) Business Days prior to the Receiving Party’s disclosure of the Confidential Information pursuant to this Section 12.2(b);

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(c) Made as required by the applicable laws and regulations (including, without limitation, Regulation FD) relating to securities or rules of the National Association of Securities Dealers, the New York Stock Exchange, or any other applicable association governing the stock exchange on which a Member Party’s stock is listed, including without limitation filing of reports on Forms 10-K, 10-Q and 8-K with the U.S. Securities and Exchange Commission, in which case (i) the procedures set forth in Section 12.2(d) shall apply if Section 12.2(d) is also applicable to such filing and (ii) the procedures set forth in the proviso to Section 12.5(b) shall apply;

(d) Made in the form of a filing of a copy of this Agreement by Gilead or BMS (as the case may be) with the U.S. Securities and Exchange Commission to comply with Applicable Law, provided that such Member Party (i) requests confidential treatment of at least the commercial terms and material terms hereof to the extent such confidential treatment is reasonably available to such Member Party, and (ii) solicits the other Member Party’s comments on such request for confidential treatment, in which case the filing Member Party shall use commercially reasonable efforts to take into account the other Member Party’s reasonable comments on such request;

(e) Subject to Section 3.4, made by the Receiving Party to the Regulatory Authorities as required in connection with any filing, application or request for any regulatory approvals or otherwise to comply with the requirements of Applicable Law; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information;

(f) Made by the Receiving Party as necessary to file or prosecute patent applications, prosecute or defend litigation or otherwise establish rights or enforce obligations under this Agreement;

(g) Made by the Receiving Party to its employees, Affiliates, independent contractors, legal counsel, consultants, auditors and advisors who are bound by confidentiality and non-use obligations no less protective than those in this Section 12 and who reasonably require such Confidential Information for the performance of such Member Party’s obligations or enforcement of such Member Party’s rights under this Agreement (including, without limitation, the matters described in Sections 12.2(a) through (j)); provided, however, that the Receiving Party shall remain responsible for any failure by any such Person to treat such Confidential Information as required by this Section 12;

(h) Made by the Receiving Party to its licensors of its respective Technology pursuant to contractual obligations to such licensors existing as of the Effective Date and under obligations of confidentiality and non-use no less protective than those in this Section 12; provided, however, that the Receiving Party shall remain responsible for any failure by any such Person to treat such Confidential Information as required by this Section 12;

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(i) Made by the Receiving Party as necessary for the filing of its tax returns or pursuant to any audit thereof; or

(j) As otherwise permitted pursuant to Section 12.5 and Section 12.7.

12.3 Confidential Information.

(a) Defined. “Confidential Information” of a Party shall mean the terms of this Agreement and all Information and Inventions provided by or on behalf of such Party to another Party (or, in the case of Section 5.3A, to the US Pricing Committee) either in connection with the discussions and negotiations pertaining to this Agreement (including under the Mutual Confidential Disclosure Agreement entered into by and between Bristol-Myers Squibb Company and Gilead Sciences, Inc. as of December 12, 2003) or in the course of performing this Agreement or the MTTA, including, without limitation: the material terms of this Agreement; data; knowledge; practices; processes; ideas; research plans; engineering designs and drawings; research data; manufacturing processes and techniques; scientific, manufacturing, marketing and business plans; and financial and personnel matters relating to the Disclosing Party or to its present or future products, sales, suppliers, customers, employees, investors or business. For the avoidance of doubt, Confidential Information shall include any and all information provided by one Party to another Party relating to the Combination Product or the first-mentioned Party’s Single Agent Product(s) or Double Agent Product, as applicable; provided, however, that information provided by one Party to another Party relating to Improvements to the Core Technology of such other Party shall be deemed Confidential Information of such other Party.

(b) Exclusions. Notwithstanding the foregoing, Information and Inventions of a Disclosing Party shall not be deemed Confidential Information with respect to a Receiving Party for purposes of this Agreement if it:

was already known to the Receiving Party or its Affiliates, other than under an obligation of confidentiality or non-use, at the time of disclosure to such Receiving Party;

was generally available or known, or was otherwise part of the public domain, at the time of its disclosure to such Receiving Party;

became generally available or known, or otherwise became part of the public domain, after its disclosure to such Receiving Party through no fault of the Receiving Party or its Affiliates;

was disclosed to such Receiving Party or its Affiliates, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Disclosing Party not to disclose such Information and Inventions to others; or

was independently discovered or developed by such Receiving Party or its Affiliates, as evidenced by their written records, without the use of Confidential Information belonging to the Disclosing Party.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of a Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of such Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of a Party merely because individual elements of such Confidential Information are in the public domain or in the possession of such Party unless the combination and its principles are in the public domain or in the possession of such Party.

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12.4 Use of Name. Subject to Sections 5.8, 6.7 and 12.5, no Member Party shall mention or otherwise use the name, insignia, symbol, trademark, trade name or logotype of another Party (or any abbreviation or adaptation thereof) in any publication, press release, promotional material or other form of publicity without the prior written approval of such other Member Party in each instance. For purposes of this Section 12.4, Approved Marketing Materials shall be deemed to have been approved by all of the Member Parties. The restrictions imposed by this Section shall not prohibit any Member Party from making any disclosure identifying another Party that is required by Applicable Law.

12.5 Publicity; Terms of Agreement.

(a) The Parties shall make a joint public announcement of the execution and delivery of this Agreement substantially in the form of the joint press release attached as Annex L hereto upon or after the Effective Date, and in the form of the joint press release attached as Annex W hereto upon or after the Amended Effective Date.

(b) After public disclosure of the joint press release pursuant to Section 12.5(a), if either Member Party desires to make a public announcement (such as a press release) concerning the material terms of this Agreement, such Member Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Member Party for its prior review and approval (except as otherwise provided in this Section 12.5(b)), such approval not to be unreasonably withheld. A Member Party commenting on such a proposed announcement shall provide its comments, if any, as soon as reasonably practicable but in any event within three (3) Business Days after receiving the proposed announcement for review. Either Member Party shall have the right to make a press release announcing the receipt of Approvals, subject only to the review procedure set forth in the preceding sentence. Neither Member Party shall be required to seek the permission of the other Member Party to repeat any information as to the terms of this Agreement that have already been publicly disclosed by such Member Party in accordance with Section 12.2 or this Section 12.5. In the event of a legally required press release or other public announcement or disclosure, the Member Party in question shall provide the other Member Party with a copy of the proposed text with as much notice as practicable (which shall be no less than three (3) Business Days prior to the proposed disclosure), the other Member Party shall respond with its comments as promptly as practicable (but no less than one (1) Business Day prior to the proposed disclosure), and the Member Party in question shall take into due consideration any and all reasonable comments that such other Member Party may provide in a timely manner; provided, however, that if a Member Party determines that it must make a legally required disclosure under Regulation FD, then it shall have the right to make such disclosure at such time as is necessary to comply with Regulation FD and shall provide the other Member Party with as much notice and opportunity for review and comment as is practicable in the circumstances.

12.6 Notification. The Receiving Party shall notify the Disclosing Party immediately, and cooperate with the Disclosing Party as the Disclosing Party may reasonably request, upon the Receiving Party’s discovery of any loss or compromise of the Disclosing Party’s Confidential Information.

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12.7 Permitted Uses. Notwithstanding any provision of this Agreement to the contrary, regardless of which Member Party is the Disclosing Party, to the extent that any Confidential Information relates specifically to the Combination Product, including any such Confidential Information consisting of Combination Product Regulatory Documentation, each Member Party shall have the right to use such Confidential Information in connection with any Exploitation of the Combination Product to the extent permitted by the terms and conditions of this Agreement, including, without limitation (a) any use in accordance with the license grants made by the JV to the Member Parties in Section 6.2, or with the Rights of Reference granted by the JV to the Member Parties in Sections 6.4(b), 6.4(c) and 6.4(d), as the case may be, or (b) in connection with the preparation and/or submission to Regulatory Authorities as required in connection with any filing or application, or request for regulatory approval for the Combination Product anywhere in the world.

12.8 Remedies. Each Party agrees that the unauthorized use or disclosure of any material Confidential Information by the Receiving Party in violation of this Agreement may cause severe and irreparable damage to the Disclosing Party, for which money damages represent an insufficient remedy. In the event of any violation of this Section 12, notwithstanding anything in this Agreement to the contrary, the Disclosing Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, with respect to such violation as well as any other relief permitted by Applicable Law, and may obtain that relief without making a showing of insufficiency of money damages or irreparable harm. The Receiving Party agrees to waive any requirement that the Disclosing Party post bond as a condition for obtaining any such relief.

SECTION 13.

WARRANTIES; INDEMNITIES

13.1 Representations, Warranties and Covenants. Each Member Party hereby represents, warrants and covenants to the other Member Party as of the Effective Date (with respect to matters relating to the United States) and as of the Amended Effective Date (with respect to matters relating to Canada and corporate matters generally), as follows:

(a) Such Member Party as applicable (i) has the power and authority and the legal right to enter into this Agreement, the Operating Agreement and any Ancillary Agreements to which it is a party and to perform its obligations hereunder and thereunder, and (ii) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement, the Operating Agreement and any Ancillary Agreements to which it is a party. Each of this Agreement and the Operating Agreement has been (and in the case of any Ancillary Agreements to which such Member Party is a party, when executed and delivered, will have been) duly executed and delivered on behalf of such Member Party and constitutes (and in the case of any Ancillary Agreements to which such Member Party is a party, when duly executed and delivered, shall constitute) a legal, valid and binding obligation of such Member Party and is (and in the case of any Ancillary Agreements to which such Member Party is a party, when duly

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executed and delivered, shall be) enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.

(b) Such Member Party is not aware of any pending or threatened litigation (and has not received any communication) that alleges that such Member Party’s activities related to this Agreement have violated, or that by conducting the activities as contemplated in this Agreement such Party would violate, any of the intellectual property rights of any other Person (after giving effect to the license grants in this Agreement). On the Effective Date, such Member Party has delivered to the other Member Party a list setting forth, to the extent of such Member Party’s knowledge any and all (i) products liability litigation, (ii) intellectual property litigation that is reasonably likely to have a material adverse effect on such Member Party’s Single Agent Product(s) or Double Agent Product or the Combination Product, as applicable, or the rights or licenses granted by such Member Party to the other Member Party or the JV hereunder with respect to any such product, and (iii) litigation or investigation(s) initiated by, and warning letters received from, Regulatory Authorities, including Form 483 letters, in each case with respect to Manufacturing; and in each case ((i), (ii) and (iii)): (A) which relates to such Member Party’s Single Agent Product(s) or Double Agent Product, and (B) which litigation or investigation is currently pending or was pending, or which warning letter was received, at any time on or after [ * ]

(c) All necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons required to be obtained by such Member Party in connection with the execution and delivery of this Agreement and the performance of its obligations under this Agreement have been obtained.

(d) With respect to such Member Party as applicable, the execution and delivery of this Agreement, the Operating Agreement and any Ancillary Agreements to which it is a party and the performance of such Member Party’s obligations hereunder and thereunder (i) do not conflict with or violate in any material way any requirement of Applicable Law, (ii) do not conflict with or violate any provision of the articles of incorporation, bylaws, limited partnership agreement or any similar instrument of such Member Party, as applicable and (ii) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Member Party is bound.

13.2 Additional Representations, Warranties and Covenants of BMS. BMS represents, warrants and covenants to Gilead, as of the Effective Date (with respect to matters relating to the United States) and as of the Amended Effective Date (with respect to matters relating to Canada and corporate matters generally), that:

(a) Each of BMS Parent and BMS Sub (i) is a corporation or limited liability company, as the case may be, duly organized and in good standing under the laws of the State of Delaware, and (ii) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

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(b) Neither BMS nor any of its Affiliates has been debarred or is subject to debarment and neither BMS nor any of its Affiliates shall use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the U.S. Act, or who is the subject of a conviction described in such section. BMS agrees to inform Gilead in writing immediately if it or any Person who is performing services under this Agreement is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the knowledge of BMS, is threatened, relating to the debarment or conviction of BMS or any Person performing services under this Agreement.

(c) BMS has the right to grant the license under the BMS Patents that is set forth in Section 6.1(b), and has not, prior to the Effective Date, made a grant to any Third Party of any right or license in respect of the BMS Patents that would conflict with any grant of rights or licenses to Gilead or the JV hereunder. The BMS Patents are not subject to any encumbrance or lien by any Third Party (except for any such encumbrances or liens as would not, in the aggregate, have a material adverse effect on the license rights granted to the JV and Gilead under this Agreement). Prior to the Effective Date, BMS has delivered to Gilead a copy (with financial terms redacted) of any license or similar grant of rights between BMS, on the one hand, and a Third Party, on the other hand, (i) pursuant to which BMS obtained from such Third Party a license or other rights with respect to any of the BMS Patents, or (ii) pursuant to which BMS grants to any such Third Party a license or other rights with respect to any of the BMS Patents for Exploitation in the Territory. BMS covenants and agrees that, except for agreements referred to in the preceding sentence (including extensions, amendments and renewals thereof), it shall not, from and after the Effective Date and throughout the term of this Agreement, grant to any Third Party any right or license in respect of the BMS Patents that would conflict with any grant to Gilead or the JV hereunder.

(d) There are no judgments or settlements against or amounts with respect thereto owed by BMS relating to the BMS Patents. To the knowledge of BMS, it has not received written notice of any Proceeding in which it is alleged that (i) the BMS Patents are invalid or unenforceable or (ii) the Exploitation of EFV, whether alone or in combination with either or both of TDF and FTC, infringes any Third Party Patent.

(e) To the knowledge of BMS, the information contained in BMS’ Single Agent Product label and in the NDA and NDS for BMS’ Single Agent Product represents, in all material respects, a complete and accurate reflection of the safety and efficacy profile of BMS’ Single Agent Product as of the Effective Date. BMS shall use commercially reasonable efforts to maintain its Single Agent Product label and the BMS Regulatory Documentation through updates as needed to ensure that such information continues to represent a complete and accurate reflection in all material respects of the safety and efficacy profile of its Single Agent Product. It is understood and agreed that BMS makes the representation and covenant to Gilead set forth in this Section 13.2(e) solely for purposes of the Member Parties’ collaboration pursuant to this Agreement, and for no other purpose.

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(f) Quantities of EFV provided by BMS pursuant to Section 4.1 will (i) be Manufactured using reasonable care; (ii) conform to the applicable EFV Bulk Specifications (as defined in the BMS Supply Agreement) and with the applicable certificate of analysis at the time of delivery; (iii) be conveyed by BMS with good title and free from any lawful security interest, lien or encumbrance; and BMS (or any Affiliates or Third Party suppliers as applicable) will have obtained all approvals required by all applicable Regulatory Authorities to Manufacture EFV for use in Sustiva.

13.3 Additional Representations, Warranties and Covenants of Gilead. Gilead represents, warrants and covenants to BMS, as of the Effective Date (with respect to matters relating to the United States) and as of the Amended Effective Date (with respect to matters relating to Canada and corporate matters generally), that:

(a) Each of Gilead Parent and Gilead Sub is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as is contemplated to be conducted by this Agreement.

(b) Neither Gilead nor any of its Affiliates has been debarred or is subject to debarment and neither Gilead nor any of its Affiliates shall use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the Act, or who is the subject of a conviction described in such section. Gilead agrees to inform BMS in writing immediately if it or any Person who is performing services under this Agreement is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the knowledge of Gilead, is threatened, relating to the debarment or conviction of Gilead or any Person performing services under this Agreement.

(c) Gilead has the right to grant the license under the Gilead Patents that is set forth in Section 6.1(a), and has not, prior to the Effective Date, made a grant to any Third Party of any right or license in respect of the Gilead Patents that would conflict with any grant of rights or licenses to BMS or the JV hereunder. The Gilead Patents are not subject to any encumbrance or lien by any Third Party (except for any such encumbrances or liens as would not, in the aggregate, have a material adverse effect on the license rights granted to the JV and BMS under this Agreement). Prior to the Effective Date, Gilead has delivered to BMS a copy (with financial terms redacted) of any license or similar grant of rights between Gilead, on the one hand, and a Third Party, on the other hand, (i) pursuant to which Gilead obtained from such Third Party a license or other rights with respect to any of the Gilead Patents, or (ii) pursuant to which Gilead grants to any such Third Party a license or other rights with respect to any of the Gilead Patents for Exploitation in the Territory. Gilead covenants and agrees that, except for agreements referred to in the preceding sentence (including extensions, amendments and renewals thereof), it shall not, from and after the Effective Date and throughout the term of this Agreement, grant to any Third Party any right or license in respect of the Gilead Patents that would conflict with any grant to Gilead or the JV hereunder.

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(d) There are no judgments or settlements against or amounts with respect thereto owed by Gilead relating to the Gilead Patents. To the knowledge of Gilead, it has not received written notice of any Proceeding in which it is alleged that (i) the Gilead Patents are invalid or unenforceable or (ii) the Exploitation of either TDF or FTC, whether alone or together and whether or not in combination with EFV, infringes any Third Party Patent.

(e) To the knowledge of Gilead, the information contained in the labels of Gilead’s Single Agent Products and Double Agent Product and in the NDAs and NDSs for Gilead’s Single Agent Products and Double Agent Product represents, in all material respects, a complete and accurate reflection of the safety and efficacy profile of Gilead’s Single Agent Products and Double Agent Product as of the Effective Date. Gilead shall use commercially reasonable efforts to maintain its Single and Double Agent Product labels and the Gilead Regulatory Documentation through updates as needed to ensure that such information continues to represent a complete and accurate reflection in all material respects of the safety and efficacy profile of its Single and Double Agent Products. It is understood and agreed that Gilead makes the representation and covenant to BMS set forth in this Section 13.3(e) solely for purposes of the Member Parties’ collaboration pursuant to this Agreement, and for no other purpose.

(f) Quantities of FTC and TDF provided by Gilead pursuant to Section 4.1 will (i) be Manufactured using reasonable care; (ii) conform to the applicable Product Specifications (as defined in the Gilead Supply Agreement) and with the applicable certificate of analysis at the time of delivery; (iii) be conveyed by Gilead with good title and free from any lawful security interest, lien or encumbrance; and Gilead (or any Affiliates or Third Party suppliers as applicable) will have obtained all approvals required by all applicable Regulatory Authorities to Manufacture FTC and TDF for use in Viread, Emtriva and Truvada as applicable.

13.4 Disclaimer. EXCEPT AS SET FORTH IN SECTIONS 13.1, 13.2 AND 13.3, EACH PARTY HEREBY DISCLAIMS ANY AND ALL WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WITH RESPECT TO THE SINGLE AGENT PRODUCTS, THE DOUBLE AGENT PRODUCT, THE COMBINATION PRODUCT OR ANY ACTIVE PHARMACEUTICAL INGREDIENTS FOR THE COMBINATION PRODUCT SUPPLIED UNDER THIS AGREEMENT, OR ANY TECHNOLOGY LICENSED UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF QUALITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE. FOR THE AVOIDANCE OF DOUBT, NOTHING CONTAINED IN THIS SECTION 13.4 SHALL OPERATE TO LIMIT OR INVALIDATE ANY WARRANTY CONTAINED IN ANY ANCILLARY AGREEMENT.

13.5 Indemnification by the JV. The JV shall indemnify each of the Member Parties and their Affiliates and their respective officers, directors and employees from and against (a) (i) all Proceedings in which such Member Party (or its Affiliate) is involved or threatened to be involved and which arises out of the Exploitation of the Combination Product or either Member Party’s (or its Affiliate’s) performance of its obligations under and in compliance

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with this Agreement, the Operating Agreement, the SDEA or the MTTA and (ii) all Losses incurred by the indemnitee resulting from such Proceedings, and (b) without limitation of the foregoing clause (a), (i) all Proceedings in which such Member Party (or its Affiliate) is involved or threatened to be involved and which arises out of (A) the content of any Approved Marketing Materials, to the extent that such Approved Marketing Materials are used by both Member Parties, (B) the performance of such Member Party’s duties under Section 3.3 (with respect to formulation and Manufacturing process development related activities), 5.2, 5.3, 5.4, 7.1 or 8.1 of this Agreement, (C) the performance by the Tax Matters Member of its duties under the Operating Agreement, or (D) the JV’s use of the Combination Product Trademarks, the Gilead Licensed Trademarks, and/or the BMS Licensed Trademarks, and (ii) all Losses incurred by the indemnitee resulting from such Proceedings, except in each case ((a) and (b)) to the extent that such Proceedings arise out of or such Losses were caused by the indemnitee Member Party’s (or its Affiliate’s or subcontractor’s) gross negligence, willful misconduct, failure to comply with or perform one or more of its covenants in this Agreement, the Operating Agreement, the SDEA or the MTTA, or breach or inaccuracy of one or more of its representations and warranties in this Agreement, the Operating Agreement or (if applicable) the SDEA, and except in each case ((a) and (b)) to the extent that the other Member Party has an obligation of indemnity for such Losses and Proceedings pursuant to Section 13.6, 13.7 or Section 11.4, as the case may be. The indemnification provided in this Section 13.5 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any applicable, statutes, agreement, vote of the JEC or otherwise. Except as otherwise expressly provided in this Agreement, including without limitation this Section 13.5 or Section 13.6 or 13.7, all Losses incurred by the JV shall be borne by the Member Parties in accordance with the terms of the Operating Agreement.

13.6 Indemnification by the Member Parties in General. Each Member Party (the “Indemnifying Member Party”) shall indemnify the JV and the other Member Party and its Affiliates and their respective officers, directors and employees from and against (a) all Proceedings in which the JV or such other Member Party (or its Affiliate) is involved or threatened to be involved and which arises out of (i) the Indemnifying Member Party’s (or its Affiliate’s or subcontractor’s) gross negligence, willful misconduct, failure to comply with or perform one or more of its covenants in this Agreement, the Operating Agreement, the SDEA or the MTTA, or breach or inaccuracy of one or more of its representations and warranties in this Agreement, the Operating Agreement or (if applicable) the SDEA, or (ii) the content of any Approved Marketing Materials used by the Indemnifying Member Party in accordance with Section 5.7, following its receipt of notification from the other Member Party in accordance with Section 5.7 that the other Member Party has elected not to use such Approved Marketing Materials in the Promotion of the Combination Product in the Territory (and provided that the other Member Party does not use such Approved Marketing Materials in the Promotion of the Combination Product in the Territory), and (b) all Losses incurred by the indemnitee resulting from such Proceedings, except to the extent that such Proceedings arise out of or such Losses were caused by the other Member Party’s (or its Affiliate’s or subcontractor’s) gross negligence, willful misconduct, failure to comply with or perform one or more of its covenants in this Agreement, the Operating Agreement, the SDEA or the MTTA, or breach or inaccuracy of one or more of its representations and warranties in this Agreement, the Operating Agreement or (if applicable) the SDEA, and except to the extent a Member Party or the JV has an obligation of

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indemnity for Losses and Proceedings pursuant to Section 13.7 or Section 11.4 or Section 13.5, as the case may be. The indemnification provided in this Section 13.6 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any applicable statutes, agreement, vote of the JEC or otherwise.

13.7 Indemnification for Certain Product Liability Related Matters.

(a) Gilead shall indemnify the JV and each BMS Indemnified Party from and against (i) all Proceedings in which the JV or such BMS Indemnified Party is involved or threatened to be involved and which arise from personal injury or death caused by the Combination Product due to design defects, manufacturing defects or the inherent characteristics thereof, where the [ * ] that such defect(s) or characteristics are the direct result of the incorporation in the Combination Product of TDF, FTC or both TDF and FTC, in each case without reference to the incorporation in the Combination Product of EFV (other than any Selected Product Liability Claims), irrespective of whether such defect(s) or characteristics (or any associated defects or characteristics of TDF and/or FTC) are [ * ] and (ii) all Losses incurred by the JV or such BMS Indemnified Party, as the case may be, resulting from such Proceedings, except to the extent that such Proceedings arise out of or such Losses were caused by BMS’ (or its Affiliate’s or subcontractor’s) gross negligence, willful misconduct, failure to comply with or perform one or more of its covenants in this Agreement, the Operating Agreement, the SDEA or the MTTA, or breach or inaccuracy of one or more of its representations and warranties in this Agreement, the Operating Agreement or (if applicable) the SDEA.

(b) BMS shall indemnify the JV and each Gilead Indemnified Party from and against (i) all Proceedings in which the JV or such Gilead Indemnified Party is involved or threatened to be involved and which arise from personal injury or death caused by the Combination Product due to design defects, manufacturing defects or the inherent characteristics thereof, where the [ * ] that such defect(s) or characteristics are the direct result of the incorporation in the Combination Product of EFV, in each case without reference to the incorporation in the Combination Product of either or both of TDF and FTC (other than any Selected Product Liability Claims), irrespective of whether such defect(s) or characteristics (or any associated defects or characteristics of EFV) are [ * ] and (ii) all Losses incurred by the JV or such Gilead Indemnified Party, as the case may be, resulting from such Proceedings, except to the extent that such Proceedings arise out of or such Losses were caused by Gilead’s (or its Affiliate’s or subcontractor’s) gross negligence, willful misconduct, failure to comply with or perform one or more of its covenants in this Agreement, the Operating Agreement, the SDEA or the MTTA, or breach or inaccuracy of one or more of its representations and warranties in this Agreement, the Operating Agreement or (if applicable) the SDEA.

(c) The JV shall indemnify each of the Gilead Indemnified Parties and BMS Indemnified Parties from and against (i) all Proceedings in which any such Gilead Indemnified Party or BMS Indemnified Party, as the case may be, is involved or threatened to be involved and which arise from personal injury or death caused by the Combination Product due to design defects, manufacturing defects or the inherent characteristics thereof, (A) where the [ * ] that such defect(s) or characteristics are the direct result of both (1) EFV and (2) either or both of TDF and/or FTC being incorporated into the Combination Product, (B) where it ultimately

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cannot be or is not determined whether such defect(s) or characteristics are the direct result of EFV, on the one hand, and either or both of TDF and FTC, on the other hand, being incorporated into the Combination Product, or (C) where such defect(s) or characteristics are the direct result of an aspect of the Combination Product other than any of its active ingredients (each such claim ((A), (B) or (C)) a “Selected Product Liability Claim”); and (ii) all Losses incurred by the Gilead Indemnified Party or BMS Indemnified Party, as the case may be, resulting from such Proceedings; in each case except to the extent that such Proceedings arise out of or such Losses were caused by a Member Party’s (or its Affiliate’s or subcontractor’s) gross negligence, willful misconduct, failure to comply with or perform one or more of its covenants in this Agreement, the Operating Agreement, the SDEA or the MTTA, or breach or inaccuracy of one or more of its representations and warranties in this Agreement, the Operating Agreement or (if applicable) the SDEA, and except to the extent a Member Party has an obligation of indemnity for such Losses and Proceedings pursuant to Section 11.4.

(d) For purposes of Sections 13.7(b) and 13.7(c) only, [ * ] shall be deemed to be an Affiliate of Gilead; provided, however, that BMS shall have no greater scope of liability to [ * ] pursuant to this Section 13.7(d) than the lesser of (i) the scope of liability of BMS to Gilead pursuant to Section 13.7(b) and (ii) the scope of liability of Gilead to [ * ] pursuant to [ * ] of [ * ] as of the Effective Date.

13.8 Indemnification Procedure.

(a) Each Indemnified Party agrees to give the Indemnifying Party prompt written notice of any Losses or the discovery of a fact (including any Proceeding) upon which such Indemnified Party intends to base a request for indemnification under Section 11.4, 13.5, 13.6 or 13.7, as the case may be (it being understood and agreed, however, that the failure to give notice as provided in this Section 13.8(a) shall not relieve the Indemnifying Party of any such indemnification obligations except and only to the extent that the Indemnifying Party is actually materially prejudiced as a result of such failure to give notice).

(b) Each Party shall furnish promptly to the other Parties, copies of all papers and official documents received in respect of any Proceedings. The Indemnified Party shall reasonably cooperate as requested by and at the expense of the Indemnifying Party in the defense of any Proceedings.

(c) With respect to any Losses relating solely to the payment of money damages and which shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the Indemnified Party in any manner, and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party under this Agreement, the Indemnifying Party shall have the sole right to defend, settle or otherwise dispose of such Proceeding, on such terms as the Indemnifying Party shall deem appropriate.

(d) With respect to all Losses other than those addressed in Section 13.8(c), and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party under this Agreement, the Indemnifying Party

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shall have the sole right to control the defense of the relevant Proceeding, provided that the Indemnifying Party shall obtain the written consent of the Indemnified Party, which shall not be unreasonably withheld, prior to ceasing to defend, settling or otherwise disposing of any Proceeding if as a result thereof (i) the Indemnified Party would become responsible for the payment of any money damages or other costs (with respect to which the Indemnifying Party has contested or challenged or may contest or challenge its obligation to indemnify), (ii) the Indemnified Party would become subject to injunctive or other equitable relief or any remedy other than the payment of money by the Indemnifying Party or (iii) the Indemnified Party would otherwise be adversely affected.

(e) Furthermore, with respect to each of Section 13.8(c) and 13.8(d), the Indemnifying Party shall be entitled to control the proceeding only if it so notifies the Indemnified Party within thirty (30) days after delivery of the notice by the Indemnified Party under Section 13.8(a).

(f) The Indemnifying Party shall not be liable for any Losses resulting from any settlement or other disposition of a Proceeding by the Indemnified Party which is reached without the written consent of the Indemnifying Party.

(g) The allocation among the Member Parties and the JV of any liability for a Loss or Proceeding, if not otherwise determined in a court of law, shall be considered by the JEC and, if the JEC does not reach agreement on such allocation, by unanimous Member Vote or unanimous written consent of its members, either Member Party shall have the right to refer the dispute to arbitration pursuant to Section 15.6. The dispute resolution procedures in Section 2.8 shall not apply to any disputes arising under this Section 13.8(g).

(h) The out-of-pocket expenses reasonably incurred by any Indemnified Party in connection with any Proceeding shall be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

13.9 Limitation on Damages. Except for breaches of Section 12, the Parties shall not be liable to each other for special, indirect, incidental or consequential damages (including, without limitation, for lost profits), whether in contract, warranty, negligence, tort, strict liability or otherwise, arising out of any breach or failure to perform any provision(s) of this Agreement; provided, however, that the Parties shall be liable to each other for [ * ] and provided, further, that the Parties shall be liable to each other for [ * ] provided that such breaches are intentional or arise out of acts or omissions constituting gross negligence. Nothing in this Section 13.9 is intended to or shall operate to limit a Party’s obligations of indemnity with respect to losses awarded to third parties in a proceeding under Sections 11.4, 13.5, 13.6 and 13.7.

13.10 Ancillary Agreements. Any reference in this Agreement to an Ancillary Agreement (other than the SDEA) or any obligation under any such Ancillary Agreement, shall

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not be construed to include within the scope of the indemnification obligations of the Parties under this Agreement any liability arising out of any such Ancillary Agreement or any obligation under any such Ancillary Agreement.

13.11 Employees. The Parties agree that, as among the Parties, all actions taken or omitted to be taken by any employee of a Member Party (or any of its Affiliates) in his or her capacity as a member of the JEC, any Operating Committee or the US Pricing Committee, and all other actions taken or omitted to be taken by any employee of a Member Party (or any of its Affiliates) with respect to the Project Activities, shall be attributed only to such Member Party. Accordingly, any claims by the other Member Party or the JV arising out of such actions or inactions shall be asserted directly against the Member Party who is (or whose Affiliate is) such individual’s employer, and such other Member Party, or the JV, as the case may be, hereby waives any such claims against such individual.

SECTION 14.

TERM AND TERMINATION

14.1 Term. The term of this Agreement shall commence as of the Effective Date and shall continue until terminated by mutual agreement of the Parties or otherwise in accordance with this Section 14.

14.2 Certain Litigation. This Agreement shall terminate upon notice given by either Member Party to the other Member Party in the event that any U.S. governmental authority seeks or obtains a temporary restraining order or preliminary injunction to enjoin the transactions contemplated by this Agreement or institutes litigation seeking other relief in respect of such transactions under any Applicable Law in the United States.

14.3 Termination with respect to Canada.

(a) Either Member Party may terminate this Agreement, solely as to Canada, by notice to the other Member Party if either (i) no NDS for the Combination Product in the Field is filed by [ * ] or (ii) no NDS for the Combination Product in the Field is approved by [ * ]

(b) This Agreement shall terminate with respect to Canada upon notice given by either Member Party to the other Member Party in the event that any [ * ] under any Applicable Law in Canada.

14.4 Material Default.

(a) If a Member Party (the “Breaching Member Party”) fails to comply with or perform, in any material respect, any of its material obligations contained in this Agreement or the Operating Agreement, or any act or omission by such Member Party causes a failure by the JV to comply with or perform, in any material respect, any of its material obligations contained in this Agreement or the Operating Agreement (any such default, a

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“Material Default”), then the other Member Party (the “Non-Breaching Member Party”) shall have the right to give to the Breaching Member Party notice specifying the nature of the Material Default. The Breaching Member Party shall have a period of sixty (60) days after receipt of such notice to fully cure the Material Default in a manner reasonably acceptable to the Non-Breaching Member Party, and, if it does not do so within such period, the Member Parties shall discuss in good faith appropriate adjustments to or cancellation of the Member Parties’ respective obligations under this Agreement to permit the continuation of this Agreement and the JV on a mutually agreeable basis. For the avoidance of doubt, the Non-Breaching Member Party may, in its sole discretion, deliver a notice of Material Default to the Breaching Member Party prior to completion of the dispute resolution procedures set forth in Section 2.9, in which case the sixty (60) day cure period referred to in the preceding sentence shall begin to run upon receipt of such notice and shall run concurrently with such procedures.

(b) If the Breaching Member Party does not cure a Material Default pursuant to Section 14.4(a) and the Member Parties’ discussions pursuant to the last sentence of Section 14.4(a) do not lead to a mutually agreeable restructuring of this Agreement, then if the Non-Breaching Member Party and the Breaching Member Party mutually agree that it is both desirable and practicable to withdraw the Combination Product from the market in the Territory, the Non-Breaching Member Party shall have the right to terminate this Agreement as a whole upon notice to the Breaching Member Party given within thirty (30) days of the cessation of the Member Parties’ discussions pursuant to the last sentence of Section 14.4(a). Any such termination shall be effective upon such withdrawal, and the Member Parties shall cooperate with each other and cause the JV to effect such withdrawal as promptly as practicable under Applicable Law.

(c) Whether or not there is a termination of this Agreement pursuant to Section 14.4(b), the Non-Breaching Member Party shall have the right to seek damages on account of the Material Default in an arbitration pursuant to Section 15.6. The express remedies of the Non-Breaching Member Party pursuant to this Section 14.4 shall be in addition to any other remedies in favor of the Non-Breaching Member Party (or, if applicable, the JV) provided for in this Agreement or the Operating Agreement, as applicable, or under the BMS Guarantee Agreement or Gilead Guarantee Agreement, as applicable.

(d) The Parties acknowledge that each Member Party has entered into this Agreement and the Operating Agreement in reliance on the other Member Party’s continued compliance with, and performance of, its obligations under this Agreement and the Operating Agreement. Accordingly, each Member Party agrees that any Material Default may cause severe and irreparable damage to the Non-Breaching Member Party or the JV as applicable, for which money damages would represent an insufficient remedy. In the event of any such Material Default, notwithstanding anything in this Agreement to the contrary, the Non-Breaching Member Party shall be authorized and entitled to seek from any arbitrator under Section 15.6 the remedy of specific performance with respect to any such Material Default, as well as any other relief permitted by Applicable Law and may obtain that relief without making a showing of the insufficiency of money damages. The Breaching Member Party agrees to waive any requirement that the Non-Breaching Member Party post bond as a condition for obtaining any such relief.

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14.5 Termination Upon Generic Launch [ * ] Either Member Party (the “Continuing Member Party”) may terminate this Agreement [ * ] by notice to the other Member Party (the “Terminated Member Party”) in the event that there is the Launch in the [ * ] of at least one (1) Generic Version of all of the Single Agent Products (or the Double Agent Product) of the Terminated Member Party (a “Generic Version Launch”) and the Continuing Member Party delivers notice of termination within thirty (30) days after the Generic Version Launch. Such termination shall be effective on the last day of the Calendar Quarter in which such notice is given. For the avoidance of doubt, [ * ]

14.6 Consequences of Termination.

(a) Termination Pursuant to Sections 14.2 or 14.4(b). If a Member Party terminates this Agreement pursuant to Section 14.2 or 14.4(b), (i) the license and sublicense grants and Rights of Reference in Section 6 from the Member Parties to the JV shall terminate, (ii) the Rights of Reference and license grants in Section 6.3(a)(1) and 6.3(b)(1) shall survive solely to the extent necessary in order for the licensee Member Party to support the labeling of its Single Agent Product(s) and/or Double Agent Product, as applicable, as approved as of the effective date of such termination, (iii) the license grants in Section 6.3(a)(2) and 6.3(b)(2) shall survive, (iv) the license grants and Rights of Reference in Section 6 from the JV to the Member Parties shall survive until the first date on which the JV has been dissolved and any and all intangible Property (as defined in the Operating Agreement) has been distributed in kind to the Member Parties pursuant to Section 10.2(c) of the Operating Agreement, (v) unless Gilead is the Breaching Member Party, the licenses and other rights granted to Gilead in Sections 6.2(d) and 6.4(d) with respect to the Combination Product outside the United States, Canada and Europe shall survive (in which event such licenses and other rights shall be deemed to be granted by BMS directly to Gilead), (vi) the JV shall be dissolved in accordance with the Operating Agreement and, in connection with such dissolution, each Combination Product Trademark shall be sold to a Member in a bidding process, (vii) the Operating Agreement and the Ancillary Agreements shall terminate (except as expressly provided in any such agreement) and (viii) each Member Party shall promptly (and in any event within thirty (30) days thereafter) make arrangements for the return or disposal, at the other Member Party’s option, of any Confidential Information, in tangible or intangible form (except for (x) one (1) copy which may be retained solely for archival purposes and (y) Confidential Information relating to any surviving licenses and other rights described above).

(b) Termination Pursuant to Section 14.5. Upon termination of this Agreement pursuant to Section 14.5, the JV shall not be dissolved and the following terms and conditions shall apply:

(A) The license grants and Rights of Reference in Section 6 from the Terminated Member Party to the JV shall survive (except for the trademark license grants in Section 6.6, which shall survive only to the extent necessary to enable the Continuing Member Party to identify the Terminated Member Party on the label of the Combination Product and/or in the Combination Product Regulatory Documentation, as required by Applicable Law); (B) if Gilead is the Terminated Member Party, the license grant in Section 6.7 from the JV to Gilead shall terminate; (C) the license and sublicense grants in Section 6.2 from the JV to the Terminated Member Party

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shall terminate (other than Section 6.2(a)(3) or 6.2(b)(3), as applicable), and 6.2(c) and, if Gilead is the Terminated Member Party, other than the sublicense grant in Section 6.2(d) which shall be addressed as set forth in clause (F) below); (D) the license grants and Rights of Reference from a Member Party to the other Member Party in Section 6.3 shall survive; (E) the Rights of Reference from the JV to the Terminated Member Party in Section 6.4(b) or 6.4(c) shall survive; and (F) if Gilead is the Terminated Member Party, the sublicenses and Rights of Reference granted to Gilead in Sections 6.2(d) and 6.4(d) with respect to the Combination Product outside the United States, Canada and Europe shall survive.

The Continuing Member Party shall pay or cause the JV to pay to the Terminated Party, in the manner set forth in Sections 7.3(b) and (d) and subject mutatis mutandis to Section 7.4, with respect to the period from the effective date of such termination through the [ * ] thereof, an amount determined pursuant to the following formula (with Net Sales and Net Selling Prices in each case being determined solely for the United States and the applicable yearly period):

Net Sales of the Combination Product in the United States * ([ * ] – [ * ]]/[ * ]), multiplied by the following percentages for the following twelve (12)-month periods commencing with the effective date of termination:

[ * ]

[ * ]

[ * ]

The JV or other paying Member Party shall pay any amounts owed to a Member Party pursuant to this Section 14.6(b)(ii) within sixty (60) days of the end of the Calendar Quarter in which the relevant Net Sales were invoiced. Each such payment shall be accompanied by a written report, providing a detailed breakdown of the calculation of amounts paid for the relevant period.

The Terminated Member Party, at its own election (of which it shall promptly notify the Continuing Member Party in writing), shall (pursuant to a license and/or supply agreement containing the following terms and any other terms upon which the Member Parties mutually agree) either (A) enable the Continuing Member Party to Manufacture quantities of EFV or TDF and FTC, as the case may be, in bulk active pharmaceutical ingredient form for use in the Manufacture of the Combination Product for use in the Territory, in which event the Terminated Member Party shall (1) automatically be deemed to grant a royalty-free, non-exclusive license to the Continuing Member Party (or its Third Party designee, which shall be reasonably acceptable to the Terminated Member Party) under the Terminated Member Party’s Patents covering such Manufacture and Information and Inventions used in such Manufacture by or on behalf of the Terminated Member Party, to Manufacture such ingredient(s) for the sole purpose of using such ingredient(s) in the Manufacture of the Combination Product for the Territory, and (2) provide reasonable technical assistance to such Continuing Member Party or Third Party designee (which choice of recipient shall be subject to the prior approval of the Terminated Member Party, such approval not to be unreasonably withheld or delayed), at the Continuing Member Party’s expense on the Terminated Member Party’s then-current standard terms and conditions; or (B) continue

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to supply to the JV (or its designee) on a non-exclusive basis such quantities of EFV or TDF and FTC, as the case may be, in bulk active pharmaceutical ingredient form, as such Continuing Member Party may request for Manufacture of the Combination Product for the Territory, at a transfer price of such supply equal to [ * ] of the Cost of Goods. Notwithstanding the foregoing, thereafter, the Terminated Member Party may elect pursuant to clause (B) above to continue to supply the applicable bulk active pharmaceutical ingredient, or determine to cease to Manufacture such ingredient(s) or that it otherwise desires to terminate the aforementioned supply arrangement with the Continuing Member Party, at a time when the Continuing Member Party is still Manufacturing or having Manufactured the Combination Product. In the event that the Terminated Member Party elects to cease the Manufacture of such ingredient(s) or otherwise desires to terminate such supply arrangement, the Terminated Member Party shall (x) give the Continuing Member Party at least [ * ] written notice prior to ceasing such Manufacture or otherwise terminating such agreement, (y) grant to the Continuing Member Party the license described in clause (A)(1) above, and (z) provide to the Continuing Member Party the technical assistance described in clause (A)(2) above. In the event that the Terminated Member Party and the JV or the Continuing Member Party enter into a supply arrangement for bulk active pharmaceutical ingredient(s) pursuant to the first sentence of this Section 14.6(b)(iii), and thereafter the JV or such Continuing Member Party, as the case may be, desires to terminate such supply arrangement (without receiving from the Terminated Member Party the license described in clause (A)(1) above or the technical assistance described in clause (A)(2) above), the JV or such Continuing Member Party, as the case may be, shall provide [ * ] written notice thereof to the Terminated Member Party. The JV and the Continuing Member Party shall be responsible for all Third Party royalties payable by the Terminated Member Party in respect of any supply provided by the Terminated Member Party pursuant to this Section 14.6(b)(iii).

Upon the termination of this Agreement, the name of the JV shall be changed to remove the name of the Terminated Member Party, and the Continuing Member Party shall not, and shall cause the JV not to, include the Trademark or name of the Terminated Member Party on the labeling, packaging and advertising materials of the Combination Product, or otherwise in connection with the JV’s business with respect to the Combination Product in the Territory.

The Terminated Member Party shall promptly (and in any event within thirty (30) days thereafter) make arrangements for the return or disposal, at the Continuing Member Party’s option, of any Confidential Information, in tangible or intangible form (except for (x) one (1) copy which may be retained solely for archival purposes and (y) Confidential Information relating to any surviving licenses and other rights pursuant to Section 14.6(b)(i)).

Except as otherwise expressly provided in the Operating Agreement and/or any Ancillary Agreement, the Operating Agreement and the Ancillary Agreements shall terminate with respect to the Territory.

The JV shall immediately discontinue use of the Terminated Member Party’s Trademarks, and the license granted by the Terminated Member Party to the JV to use the Terminated Member Party’s Trademarks shall immediately revert to the Terminated Member Party, in each case with respect to the Territory.

For the avoidance of doubt, the pricing and other provisions contained in Section 5.3, the [ * ] and the [ * ] shall terminate.

(c) Termination of Canada Pursuant to Sections 14.3. If a Member Party terminates this Agreement pursuant to Section 14.3 with respect to Canada, as of the

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effective date of such termination (i) the Territory shall exclude Canada, (ii) the obligations of the Parties with respect to the development and commercialization of the Combination Product in Canada, including without limitation obtaining and maintaining any Approvals for the Combination Product in Canada, shall cease, including without limitation any obligations under the Canadian Commercialization Plan or any Development Activities with respect to Canada as set forth in the Development Plan with respect to Canada attached hereto as Annex V, (iii) the JCOC shall cease to operate, and (iv) each Member Party shall promptly (and in any event within [ * ] thereafter) make arrangements for the return or disposal, at the other Member Party’s option, of any Confidential Information relating solely to Canada, in tangible or intangible form (except for (A) one (1) copy which may be retained solely for archival purposes and (B) Confidential Information relating to the licenses and other rights granted in Section 6). Such termination shall not effect any other provisions of this Agreement, which shall remain in effect.

14.7 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by the JV, BMS or Gilead are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that the JV, BMS and Gilead, as licensees of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against the JV or either Member Party under the United States Bankruptcy Code, the non-subject Parties shall be entitled to a complete duplicate of (or complete access to, as the non-subject Party deems appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in their possession, shall be promptly delivered to them (a) upon any such commencement of a bankruptcy proceeding upon a non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by a non-subject Party. The provisions of this Section 14.7 are without prejudice to any rights the non-subject Parties may have arising under the U.S. Bankruptcy Code or other Applicable Law.

14.8 Accrued Rights; Surviving Obligations.

(a) Termination or expiration of this Agreement in its entirety or with respect to either country in the Territory shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

(b) Without limiting anything contained in this Section 14, Sections 1, 3.6, 3.11 (which provision shall be implemented by the Member Parties), 5.10, 6 (as modified by 14.6 or 14.7), 7 (for payments pursuant to Section 14.6(b)(ii)), 8, 9, 11.1, 11.2, 11.3, 11.4, 12, 13.2(e) (as to the second sentence thereof) 13.3(e), (as to the second sentence thereof), 13.4, 13.5, 13.6, 13.7, 13.8, 13.9, 13.10, 13.11, 14.4(d) (as it applies to other surviving provisions), 14.6, 14.7 (for surviving rights and licenses), 14.8 and 15 shall survive the termination or expiration of this Agreement in its entirety for any reason.

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SECTION 15.

GENERAL PROVISIONS

15.1 Force Majeure. No Party shall be held liable or responsible to the other Parties or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, except for the payment of any amounts under this Agreement, when such failure or delay is caused by or results from causes beyond the reasonable control of the non-performing Party, including, without limitation, fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotion, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing Party shall notify the other Parties of such force majeure within five (5) days after such occurrence by giving written notice to the other Parties stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use, throughout the period of suspension of performance, commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for ninety (90) days after the date such force majeure commences, the Parties shall meet to discuss in good faith how to proceed in order to accomplish the Collaboration Principles. For purposes of this Agreement a force majeure shall not include a failure to commit sufficient resources, financial or otherwise, to the Project Activities or general market or economic conditions.

15.2 Notice. All notices, requests, reports, statements and other communications to any Party (other than as specified in Section 2.7(c)) shall be in writing, shall refer specifically to this Agreement and shall be delivered personally, sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, to the following respective addresses (or to such other address as may be specified by notice from time to time by the relevant Party):

if to Gilead, to:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attn: EVP and CFO

with copies to:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attn: VP and General Counsel

and:

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Covington & Burling

One Front Street

San Francisco, CA 94111

Attn: James C. Snipes, Esq.

if to BMS, to:

Bristol-Myers Squibb Worldwide Medicines Group

Route 206 and Province Line Road

Princeton, NJ 08540

Attn: Vice President and Senior Counsel, Corporate and Business Development

with a copy to:

Hughes Hubbard & Reed LLP

One Battery Park Plaza

New York, NY 10004

Attn: Ellen S. Friedenberg, Esq.

Any such communication shall be deemed to have been given (i) when delivered, if personally delivered during the recipient’s normal business hours, (ii) on the Business Day after dispatch, if sent by nationally-recognized overnight courier and proof of delivery is obtained, and (iii) on the third (3rd) Business Day following the date of mailing, if sent by mail. It is understood and agreed that this Section 15.2 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement. Whenever this Agreement requires or permits the giving of notice by a Member Party, such notice may be given by BMS Parent on behalf of itself and BMS Sub, and by Gilead Parent on behalf of itself and Gilead Sub.

15.3 Further Assurances. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further ministerial, administrative or similar acts and things, including, without limitation, the filing of such assignments, agreements, documents and instruments, as may be necessary or as another Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

15.4 Successors and Assigns.

(a) The terms and provisions hereof shall inure to the benefit of, and be binding upon, the Parties and their respective successors and permitted assigns. Except as expressly permitted pursuant to Sections 3.5, 4.1, 4.2 and 5.5, no Member Party may, without the prior written consent of the other Member Party, assign or otherwise transfer any of its rights and interests or subcontract or otherwise delegate any of its obligations under this Agreement; provided, however, that (i) either Member Party, without such consent, may assign its rights and

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delegate its duties under this Agreement to an Affiliate which is a directly or indirectly wholly-owned subsidiary of Gilead Parent or BMS Parent, as the case may be; provided, however, that the assigning Member Party shall remain primarily (and not secondarily or derivatively) liable for the full and timely performance by such Affiliate of all its obligations under this Agreement; and provided, further, that, except as set forth in clause (ii) below, such assignment or delegation shall terminate automatically at such time, if any, as such Affiliate ceases to be wholly-owned, directly or indirectly, by Gilead Parent or BMS Parent, as the case may be, and (ii) either Member Party, without such consent, may assign its rights and delegate its duties under this Agreement, whether by contract or operation of law, to a Third Party Acquirer in the event of a Change of Control of such Member Party. Any permitted successor or assignee of rights and/or obligations hereunder (a “Permitted Assignee”) shall, in a writing delivered to the other Parties at the time of such assignment, expressly assume performance of such rights and/or obligations. The JV may not assign this Agreement without the prior written consent of the Member Parties. Any purported assignment, transfer, subcontract or delegation by either Member Party or the JV in violation of the terms of this Section 15.4 shall be null and void and of no legal effect.

(b) In the event of any Change of Control of a Member Party (the “Transferring Member Party”), the Transferring Member Party shall give the other Member Party written notice thereof within ten (10) days, identifying such Third Party Acquirer. If at the time of such Change of Control such Third Party Acquirer is marketing in the Territory a Competing Product that was commercially available as of the Effective Date, then upon written notice from the other Member Party at its election to the Transferring Member Party within thirty (30) days of such other Member Party’s receiving written notice of such Change of Control, such Third Party Acquirer shall have [ * ] If such Third Party Acquirer fails to [ * ] (i) the performance obligations (other than payment obligations) of the Member Parties under this Agreement shall terminate, except to the extent of those minimum obligations reasonably required (A) for the JV to obtain and maintain Approval for the Combination Product in the Territory, (B) for Gilead, to sell the Combination Product on behalf of the JV, to perform its obligations with respect to pricing and discounting of the Combination Product pursuant to Section 5.3A, the [ * ] Section 5.3B and the [ * ] and (C) for each Member Party to supply to the JV bulk active pharmaceutical ingredient pursuant to Section 4 and the applicable Supply Agreement, (ii) the Commercialization Plan and Budget (including any minimum Commercialization expenditures and/or [ * ] shall terminate, and (iii) each Member Party shall have the right to Promote, Market and otherwise commercialize the Combination Product in the Territory without coordination with the other Member Party under this Agreement (including, without any obligation to reach agreement on the form of Approved Marketing Materials).

15.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the rules of conflict of laws thereof.

15.6 Arbitration.

(a) Disputes between the Member Parties, or between a Member Party and the JV, relating to or arising out of the validity, interpretation or construction of, or the compliance with or breach of, this Agreement, the Operating Agreement, any Ancillary

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Agreement or any other agreement contemplated by this Agreement to which such Member Party (or its Affiliates) and the JV and/or the other Member Party (or its Affiliates) are parties shall (except as otherwise expressly provided in this Agreement, the Operating Agreement, any Ancillary Agreement or any such other agreement) be referred initially to the JEC as provided in Section 2.8 and, if not resolved as so provided in Section 2.8, thereafter (subject to the limitations in Section 2.8) resolved exclusively through binding arbitration in accordance with the CPR Institute for Dispute Resolution Rules for Non-Administered Arbitration, to be held in Washington, D.C. In any proceeding between a Member Party and the JV, the other Member Party shall act on behalf of and in the name of the JV, and any external, out-of-pocket costs (without markup) so incurred by such other Member Party shall be deemed to be JV Expenses and Authorized Expenses. In any proceeding under this Section 15.6, there shall be one arbitrator, except that at the election of either Member Party in writing within ten (10) Business Days of receiving notice of such referral to arbitration, there shall be a panel of three (3) arbitrators. The Member Parties shall appoint such arbitrator(s) by mutual agreement or, if the Member Parties cannot agree on the appointment of such arbitrator(s) within thirty (30) days after receipt of a demand for arbitration, the Member Parties shall have the relevant number of arbitrators with the required qualifications appointed by the CPR Institute for Dispute Resolution, provided that if either Member Party has elected to have a panel of three arbitrators, each Member Party shall have the right to appoint one arbitrator with the required qualifications, and the third arbitrator shall be appointed by the CPR Institute for Dispute Resolution. Each arbitrator shall either have at least ten (10) years of significant management level experience in the biopharmaceutical industry including responsibility for legal matters or have at least ten (10) years of substantial experience as an attorney representing or working with biopharmaceutical clients as either in-house or outside counsel in commercial litigation or transactional matters, shall not be directly or indirectly affiliated with either Member Party or with either Member Party’s Affiliates, and shall not have any direct or indirect interest of any kind in the resolution of the relevant issue. This Section 15.6 shall also apply to any dispute properly referred to arbitration in accordance with Section 2.8 or Section 13.8(g) hereof or Section 6.5(d) of the Operating Agreement (with respect to the JEC).

(b) Any fees and expenses payable with respect to an arbitration under this Section 15.6, together with the reasonable legal fees of the prevailing Party, shall be borne by the non-prevailing Party, as determined by the arbitrator(s). All arbitration rulings and awards shall be final and binding on the Parties.

(c) Any dispute referred to binding arbitration pursuant to this Section 15.6 shall be scheduled for discovery, briefing and arguments by the arbitrator(s) so that the decision can be rendered within [ * ] (or as soon thereafter as practicable) after such referral. Each of the Member Parties shall submit to the arbitrator(s) a comprehensive proposal for resolution of the dispute (including, if the arbitration involves an allegation of breach by a Member Party of any of its obligations under this Agreement, the Operating Agreement, any Ancillary Agreement or any other agreement contemplated by this Agreement to which such Member Party (or its Affiliates) and the JV and/or the other Member Party (or its Affiliates) are parties, a proposal for damages), and the arbitrator(s) shall decide in favor of one of the two (2) proposals, without making any modifications thereto. The decision of the arbitrator(s) shall be

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based on which of the proposals complies most nearly with this Agreement, any relevant Development Plan(s) or Commercialization Plan(s), and any relevant principles reflected in such plans, including, without limitation, the Collaboration Principles.

(d) Nothing in this Agreement, including, without limitation this Section 15.6, shall preclude either Member Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a dispute with the other Member Party, either prior to or during the dispute resolution procedures set forth in this Section 15.6, if necessary to protect the interests of such Member Party. This Section 15.6(d) shall be specifically enforceable.

15.7 Waiver. A Party’s failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy, does not constitute a waiver of such provision, right or remedy, or prevent such Party thereafter from enforcing any or all provisions and exercising any or all other rights and remedies. The exercise of any right or remedy does not constitute an election or prevent the exercise of any or all rights or remedies, all rights and remedies being cumulative.

15.8 Severability. If any provision of this Agreement, other than the obligation of the JV to make payments pursuant to Section 7.1(a), should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by Applicable Law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the Parties as nearly as may be possible, and (b) the Parties agree to use their best efforts to negotiate a provision, in replacement of the provision held invalid, illegal or unenforceable, that is consistent with Applicable Law and accomplishes, as nearly as possible, the original intention of the Parties with respect thereto. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

15.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.

15.10 Construction. Except where the context otherwise requires, wherever used the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders. The words “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement (including the Annexes hereto) as an entirety and not to any particular provision. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. Any reference in this Agreement to a matter or action being subject to the “mutual agreement” or “mutual consultation” of the Member Parties, or words of similar import, shall not be construed as an agreement that the Member Parties shall agree to such matter or action. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against any Party.

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15.11 Status of the Parties. Except as set forth expressly in this Agreement or in the Operating Agreement, no Party shall have the right to enter into any agreements or take action on behalf of any other Party, nor shall it represent to any Person that it has any such right or authority. Except for the status of BMS Sub and Gilead Sub as members of the JV, nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties. Each Member Party shall be made a third party beneficiary of all Ancillary Agreements to which the other Member Party is a party, for the purpose of enforcing the JV’s rights thereunder.

15.12 Standstill. During the period commencing on the Effective Date and continuing until the fifth anniversary of the Effective Date, BMS shall not, and shall cause the Affiliates of BMS not to:

(a) acquire, or offer or agree to acquire, directly or indirectly, beneficial ownership of any equity securities of Gilead, or any rights or options to acquire such beneficial ownership, or otherwise act in concert with respect to any such securities, rights or options with any Person;

(b) make, or participate in, directly or indirectly, any “solicitation” of “proxies” to vote (as such terms are used in the Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”)), become a “participant” in any “election contest” (as such terms are defined in Rule 14a-11 promulgated under the Exchange Act) or initiate, propose or otherwise solicit stockholders of Gilead for the approval of any stockholder proposals;

(c) form, join, participate in, or encourage the formation of, a group (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of Gilead;

(d) deposit any securities of Gilead into a voting trust, or subject any securities of Gilead to any agreement or arrangement with respect to the voting of such securities;

(e) make any public announcement with respect to, or submit a proposal for, or offer (with or without conditions) of any extraordinary transaction involving Gilead or any of its securities or assets;

(f) seek, or encourage or support any effort, to influence or control the management, Board of Directors, business, or policies of Gilead (it being understood and agreed that this Section 15.12(f) shall not apply to the exercise by BMS of any of its rights and obligations under this Agreement, the Operating Agreement and the Ancillary Agreements as applicable);

(g) encourage or assist any other Person to undertake any of the foregoing actions; or

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(h) take any action that could reasonably be expected to require Gilead to make a public announcement regarding the possibility of any of the events described in clauses (a) through (g) of this Section 15.12;

provided, however, that nothing in Sections 15.12(a), (e) or (g) shall be deemed to prohibit BMS from acquiring (i) by merger or stock purchase of more than fifty percent (50%) of the voting securities thereof, a Third Party that has beneficial ownership of equity securities of Gilead (or rights or options to acquire such beneficial ownership) or (ii) beneficial ownership of up to five percent (5%) of any class of equity securities of Gilead (or rights or options to acquire such beneficial ownership) by or through (1) an employee benefit plan of BMS or any of its Affiliates, (2) a diversified mutual or pension fund managed by an independent investment adviser or pension plan established for the benefit of the employees of BMS or its Affiliates, or (3) any stock portfolios not controlled by BMS or any of its Affiliates that invest in Gilead or any of its Affiliates among other companies; provided that BMS or any of its Affiliates does not, directly or indirectly, request the trustee or administrator or investment adviser of such fund, plan or portfolio to acquire Gilead equity securities; and provided, further, that this Section 15.12 shall be of no further effect and shall not bind BMS in any manner from and after such time, if any, as Gilead shall make a public announcement that it has entered into a letter of intent or definitive agreement with a Third Party Acquirer providing for a Change of Control of Gilead.

15.13 Nonsolicitation of Employees. During the period commencing on the Effective Date and continuing through the term of this Agreement, each Member Party agrees that neither it nor any of its Affiliates that participates in or is responsible for the Development or Commercialization of the Combination Product pursuant to this Agreement shall recruit, solicit or induce any employee of the other Member Party’s, or any of its Affiliates’, HIV/Virology Sales Force (including managers) who is employed in the Territory to terminate his or her employment with such other Member Party or its Affiliate and become employed by or consult for such other Member Party or its Affiliate, whether or not such employee is a full-time employee of such other Member Party or its Affiliate, and whether or not such employment is pursuant to a written agreement or is at-will. For purposes of the foregoing, “recruit,” “solicit” or “induce” shall not be deemed to mean (x) general solicitations by Third Party placement specialists or firms (e.g., headhunters) or (y) other general solicitations of employment (including responses to general advertisements), in each case ((x) and (y)) not specifically targeted at employees of a Party or any of its Affiliates.

15.14 Entire Agreement. This Agreement (including the Annexes hereto), together with the Operating Agreement, the Ancillary Agreements and the other agreements contemplated by this Agreement (including without limitation the SDEA), constitutes, on and as of the Amended Effective Date, the entire agreement of the Parties with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between the Parties with respect to such subject matter (including the Mutual Technology Transfer Agreement entered into by Bristol-Myers Squibb Company and Gilead Sciences, Inc. as of February 5, 2004 (the “MTTA”) and the Mutual Confidential Disclosure Agreement entered into by and between Bristol-Myers Squibb Company and Gilead Sciences, Inc. as of December 12, 2003, as amended) are hereby superseded in their entireties; provided,

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however, that any rights and obligations of the Parties under the MTTA and such Mutual Confidential Disclosure Agreement that have accrued as of the Effective Date shall survive. This Agreement shall not be amended in any respect whatsoever except by a further agreement, in writing, fully executed by each of the Parties (or prior to the Effective Date, by Gilead and BMS). Amendment of this Agreement shall be without prejudice to any rights that shall have accrued to the benefit of a Party hereunder prior to such amendment.

15.15 Consent to Jurisdiction. Each Party, for the purpose of enforcing an award under Section 15.6 or for seeking injunctive or other equitable relief as permitted by Section 12.8, 14.4(d) or 15.6(d), (a) irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the District of Columbia (the “Court”), for purposes of any action, suit or other proceeding arising out of this Agreement, the Operating Agreement and any Ancillary Agreement, and (b) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of such Court, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Each Party further agrees that service or any process, summons, notice or document by U.S. registered mail to such Party’s notice address provided for in this Agreement shall be effective service of process for any action, suit or proceeding in the Court with respect to any matters to which it has submitted to jurisdiction in this Section 15.15.

15.16 Third Parties. Except as set forth in Sections 13.5, 13.6, and 13.7 as to those Third Parties expressly referred to therein, the agreements, covenants and representations contained herein are for the benefit of the Parties only and are not for the benefit of any Third Parties.

[ * ]

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IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Collaboration Agreement to be duly executed and delivered as of the date first above written.

GILEAD SCIENCES, INC.		BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ John F. Milligan, Ph.D	By:	/s/ Tamar Howson
	John F. Milligan, Ph.D		Tamar Howson
	Executive Vice President and Chief Financial Officer		Senior Vice President, Corporate and Business Development

GILEAD HOLDINGS, LLC		E.R. SQUIBB & SONS, L.L.C.

By:	/s/ John F. Milligan, Ph.D	By:	/s/ David Bonk
	John F. Milligan, Ph.D		David Bonk
	President		Assistant Secretary

BRISTOL-MYERS SQUIBB & GILEAD SCIENCES, LLC

By Gilead Holdings, LLC, its Member

By:	/s/ John F. Milligan, Ph.D
John F. Milligan, Ph.D
President

By E.R. Squibb & Sons, L.L.C., its Member

By:	/s/ David Bonk
David Bonk
Assistant Secretary

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ANNEXES TO COLLABORATION AGREEMENT

Annex A – Initial Committee Members and Alliance Managers

Annex B – Development Plan and Development Budget as of Effective Date

Annex C – U.S. Commercialization Plan and U.S. Commercialization Budget as of Effective Date

Annex D – BMS Patents in the U.S.

Annex E – Gilead Patents in the U.S.

Annex F – Gilead Licensed Trademarks

Annex G – BMS Licensed Trademarks

Annex H – Quarterly Detail Report

Annex I – Manner of Calculation of Net Selling Price

Annex J – Calculation of Cost of Goods

Annex K – Calculation of Transfer Price

Annex L – Joint Press Release Following Effective Date

Annex M – Certain Financial Data

Annex N – Data to be Provided to Independent Accounting Expert Pursuant to Section 7.1

Annex O – JV Obligations as Sublicensee

Annex P1 – Key Terms of Services Agreement

Annex P2 – Key Terms of Canada Distribution and Supply Agreement; Structure Schematic

Annex Q1 – [ * ] Pricing [ * ]

Annex Q2 – [ * ] Pricing [ * ]

Annex R – List of Countries Comprising the Developing World

Annex S – BMS Patents in Canada

Annex T – Gilead Patents in Canada

Annex U – Canadian Commercialization Plan and Canadian Commercialization Budget as of Amended Effective Date

Annex V – Development Plan and Development Budget for Canada

Annex W – Joint Press Release Following Amended Effective Date

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Annex A – Initial Committee Members and Alliance Managers

GILEAD SUB	BMS SUB
Joint Executive Committee (JEC)	Joint Executive Committee (JEC)
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Joint Development Committee (JDC)	Joint Development Committee (JDC)
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Joint Commercialization Committee (JCC)	Joint Commercialization Committee (JCC)
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Joint Finance Committee (JFC)	Joint Finance Committee (JFC)
[ * ]	[ * ]
[ * ]	[ * ]

Alliance Manager	Alliance Manager
[ * ]	[ * ]

*	denotes initial chairperson

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Annex B – Development Plan and Development Budget as of Effective Date

[ * ]

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CONFIDENTIAL

Annex C – Commercialization Plan and Commercialization Budget as of Effective Date

Annex C

Commercialization Plan and Budget

Sustiva/Viread/Emtriva Fixed Dose Combination

[ * ]

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Annex D – BMS Patents

•	Patents exclusively licensed by BMS from Merck

[ * ]

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Annex E – Gilead Patents

•	[ * ]

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Annex F – Gilead Licensed Trademarks

Country	Mark	App. / Reg. No.	Filing / Reg. Date	Class
USA	TRUVADA	2,915,213	12/28/2004	5
USA	VIREAD	2,586,295	06/25/2002	5
USA	EMTRIVA	2,852,092	06/08/2004	5
Canada	TRUVADA	1226501	08/10/2004	5
Canada	VIREAD	TMA577635	03/19/2003	5
Canada	EMTRIVA	1192398	10/14/2003	5

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Annex G – BMS Licensed Trademarks

Country	Mark	App./Reg. No.	Filing/Reg. Date	Class
U.S.	SUSTIVA	2,496,476	10/9/2001	5
Puerto Rico	SUSTIVA	39883	2/28/97	5
Canada	SUSTIVA	TMA495846	6/10/1998
Canada	SUSTIVA & SUNRISE LOGO	TMA561198	5/1/2002

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Annex H – Quarterly Detail Report

For illustrative purposes only

[ * ]

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Annex I – Manner of Calculation of Net Selling Price

The Net Selling Price for a product for a relevant period for a country shall be expressed in dollars per daily dose for such product and shall be equal to the quotient of (i) the aggregate Net Sales for such country of such product for such period that are recognized as revenue (under United States generally accepted accounting principles in effect from time to time, as consistently applied), divided by (ii) the number of daily doses of such product in units for which revenue may be recognized (under United States generally accepted accounting principles in effect from time to time, as consistently applied) for such period that may be sold or used [ * ] in such country plus the number of daily doses of such product in [ * ] for such country shipped during such period, provided, however, that consistent with the definition of Net Sales, [ * ]. The Parties’ intent is that the practices of BMS and Gilead in calculation of Net Sales shall be harmonized in the process of calculating Net Selling Price, such that (a) any deductions, payments, rebates or other compensations made or given by BMS or Gilead in connection with or in respect of sales of such products shall be treated as a deduction from gross amount invoiced in the calculation of Net Sales, and (b) if both BMS and Gilead make payments or provide other compensation for a similar purpose with respect to a product but only one of them treats that item for accounting purposes as a deduction from revenues, then for purposes of calculation of Net Selling Price under this Annex I that item shall be a deduction from gross amount invoiced in the calculation of Net Sales for both parties.

Example:

[ * ]

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Annex J – Calculation of Cost of Goods

“Cost of Goods” means with respect to manufacture or acquisition of a product, an amount equal to [ * ] The calculation of Cost of Goods for specific products will be mutually agreed in writing by the Members and updated for each Calendar Year.

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Annex K – Calculation of Transfer Price

[ * ]

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Annex L – Joint Press Release

Bristol-Myers Squibb Contacts	Gilead Sciences Contacts
David Rosen, Media	Amy Flood, Media
(609) 252-5675	(650) 522-5643

John Elicker, Investors	Susan Hubbard, Investors
(212) 546-3775	(650) 522-5715

BRISTOL-MYERS SQUIBB AND GILEAD SCIENCES ESTABLISH

JOINT VENTURE TO DEVELOP AND COMMERCIALIZE

FIXED-DOSE COMBINATION OF THREE HIV MEDICINES

First Collaboration to Develop a Once-Daily Antiretroviral Fixed-Dose Regimen

New York, NY and Foster City, CA, DATE, 2004 – Bristol-Myers Squibb Company (NYSE: BMY) and Gilead Sciences, Inc. (Nasdaq: GILD) today announced details of a joint venture to develop and commercialize the fixed-dose combination of Bristol-Myers Squibb’s Sustiva® (efavirenz) and Gilead’s Truvada™ (emtricitabine and tenofovir disoproxil fumarate) in the United States. If approved, the new product would be the first complete Highly Active Antiretroviral Therapy (HAART) treatment regimen for HIV available in a fixed-dose combination taken once daily. Fixed-dose combinations contain multiple medicines formulated together and may help simplify HIV therapy for patients and providers. The joint venture established by the two companies is the first of its kind in the field of HIV therapy.

The work necessary to co-formulate Sustiva and Truvada into a once-daily combination product has been ongoing throughout most of 2004 and will continue into 2005. Through the joint venture – Bristol-Myers Squibb & Gilead Sciences, LLC – the companies will work in partnership to complete development and U.S. regulatory filings for this fixed-dose regimen. Subject to receiving marketing approval of the fixed-dose regimen, the companies would share responsibility for commercializing the product in the United States. Both companies will provide funding and field-based sales representatives in support of promotional efforts for the combination product. Bristol-Myers Squibb and Gilead will receive revenues from future net sales at percentages relative to the contribution represented by their individual products that comprise the fixed-dose combination.

Guidelines issued by the U.S. Department of Health and Human Services (DHHS) list the combination of emtricitabine, tenofovir disoproxil fumarate and efavirenz as one of the preferred non-nucleoside reverse transcriptase inhibitor (NNRTI)-based treatments for use in appropriate patients that have never taken anti-HIV medicines before. It is important that patients be aware that individual HIV medications must be taken as part of combination regimens, and that they do not cure HIV infection or prevent passing HIV to others.

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“Gilead and Bristol-Myers Squibb share a steadfast commitment to addressing the needs of people living with HIV/AIDS around the world, and today’s announcement signals significant progress toward our common goal,” commented John C. Martin, PhD, president and chief executive officer, Gilead Sciences. “This landmark partnership reflects the dedication Gilead and Bristol-Myers Squibb bring to delivering simplified therapy to physicians and patients. We look forward to working with the Bristol-Myers Squibb team to ensure this novel therapeutic advancement reaches physicians and people living with HIV/AIDS as rapidly as possible.”

“For more than a decade, Bristol-Myers Squibb has been a leader in the field of HIV with significant investments in innovative scientific research and an unwavering commitment to finding new and better treatment options to help improve the lives of people with HIV,” said Peter R. Dolan, chairman and chief executive officer, Bristol-Myers Squibb Company. “We are pleased to be leveraging our leadership in HIV through this collaboration with Gilead to help advance the management of the disease through the development of potentially more convenient treatment options.”

Earlier in 2004, U.S. Secretary of Health and Human Services Tommy Thompson addressed the need for new products to help advance and simplify treatment for people with HIV/AIDS, encouraging members of industry to work together to create fixed-dose combinations that would help achieve these goals. Additionally, earlier this year the U.S. Food and Drug Administration issued new guidelines to expedite the approval of new combination products for HIV.

“The availability of simplified treatment regimens for HIV/AIDS is important to our ability to make progress in the fight against the disease,” Secretary Thompson said. “I am pleased to see the collaboration and efforts of Bristol-Myers Squibb and Gilead. This partnership to create a fixed-dose combination of three HIV medications represents an important advance in our collective effort to deliver simplified therapy for people living with HIV.”

Important Safety Information About Sustiva

Sustiva is a prescription medicine used in combination with other medicines to treat people who are infected with the human immunodeficiency virus type 1 (HIV-1). Sustiva does not cure HIV or help prevent passing HIV to others.

Sustiva should not be taken with Hismanal® (astemizole), Propulsid® (cisapride), Versed® (midazolam), Halcion® (triazolam), ergot medicines (for example, Wigraine® and Cafergot®), or Vfend® (voriconazole). This list of medicines is not complete. Patients should discuss all prescription and non-prescription medicines, vitamin and herbal supplements, or other health preparations (particularly St. John’s wort) they are taking or plan to take with their healthcare provider. Patients taking Sustiva should tell their doctor right away if they have any side effects or conditions including: severe depression, strange thoughts, or angry behavior, which have been reported in a small number of patients. A few reports of suicide have been made, but it is not known if Sustiva was the cause. Patients should tell their doctor if they have a history of mental illness or are using drugs or alcohol. Dizziness, trouble sleeping, drowsiness, trouble concentrating, and/or unusual dreams are common. These feelings tend to go away after taking Sustiva for a few weeks.

Women should not become pregnant or breastfeed while taking Sustiva. Rash is a common side effect that usually goes away without any change in treatment. Rash may be a serious problem in some children. If a child develops a rash, their doctor should be contacted right away. Patients should tell their

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doctor if they have liver disease, have ever had seizures, or are taking medicine for seizures as tests to check the liver or drug levels in the blood may be needed. Changes in body fat have been seen in some patients taking HIV medicines, however, the cause and long-term effects of these changes are not known at this time. Other common side effects include: tiredness, upset stomach, vomiting and diarrhea. Taking Sustiva with food increases the amount of medicine in the body, which may increase the frequency of side effects. Sustiva should be taken on an empty stomach, preferably at bedtime, which may make some side effects less bothersome. United States Full Prescribing Information is available at www.sustiva.com.

About Truvada

Truvada combines Emtriva® (emtricitabine) and Viread® (tenofovir disoproxil fumarate) in one tablet taken once a day in combination with other antiretroviral agents. In the United States, Truvada is indicated in combination with other antiretroviral agents (such as non-nucleoside reverse transcriptase inhibitors or protease inhibitors) for the treatment of HIV-1 infection in adults. Safety and efficacy studies using Truvada tablets or using Emtriva and Viread in combination are ongoing.

Both components of Truvada have been studied individually, as part of multi-drug regimens and have been found to be safe and effective. Since Emtriva and lamivudine (3TC) are comparable in their structure, resistance profiles, and efficacy and safety as part of multi-drug regimens, existing data from the use of lamivudine and Viread in combination have been extrapolated to support use of Truvada tablets for the treatment of HIV-1 infection in adults. Therefore, in treatment-naïve patients, Truvada should be considered as an alternative to the combination of Viread and lamivudine for those patients who might benefit from a once-daily regimen. In treatment-experienced patients, the use of Truvada should be guided by laboratory testing and treatment history.

There are no study results demonstrating the effect of Truvada on clinical progression of HIV-1, and it is not recommended that Truvada be used as a component of a triple nucleoside regimen.

Truvada should not be used with Emtriva or Viread, or other drugs containing lamivudine, including Combivir®, Epivir®, Epivir-HBV®, Epzicom™ or Trizivir®. Two-hundred eighty-three patients have received combination therapy with Emtriva and Viread with either a non-nucleoside reverse transcriptase inhibitor or protease inhibitor for 24 to 48 weeks in ongoing clinical studies. Based on these limited data, no new patterns of adverse events were identified and there was no increased frequency of established toxicities. For additional safety information about Emtriva or Viread in combination with other antiretroviral agents, please see “About Emtriva” and “About Viread,” below.

Lactic acidosis and severe hepatomegaly with steatosis, including fatal cases, have been reported with the use of nucleoside analogues alone or in combination with other antiretrovirals. Viread, Emtriva and Truvada are not indicated for the treatment of chronic hepatitis B virus (HBV) infection and the safety and efficacy of these drugs has not been established in patients co-infected with HBV and HIV. Severe acute exacerbations of hepatitis B have been reported in patients who have discontinued Viread or Emtriva. Hepatic function should be monitored closely with both clinical and laboratory follow-up for at least several months in patients who discontinue Viread, Emtriva or Truvada and are co-infected with HIV and HBV. If appropriate, initiation of anti-hepatitis B therapy may be warranted.

Changes in body fat have been observed in patients taking Viread, Emtriva, Truvada and other anti-HIV medicines. The cause and long term health effect of these conditions are unknown.

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About Viread

In the United States, Viread is indicated in combination with other antiretroviral agents for the treatment of HIV-1 infection. This indication is based on analyses of plasma HIV-1 RNA levels and CD4 cell counts in controlled studies of Viread in treatment-naïve adults and in treatment-experienced adults. There are no study results demonstrating the effect of Viread on clinical progression of HIV-1. The use of Viread should be considered for treating adult patients with HIV-1 strains that are expected to be susceptible to tenofovir as assessed by laboratory testing or treatment history.

Drug interactions have been observed when didanosine, atazanavir or lopinavir/ritonavir is co-administered with Viread and dose adjustments may be necessary. Data are not available to recommend a dose adjustment of didanosine for patients weighing less than 60 kg. Patients on atazanavir or lopinavir/ritonavir plus Viread should be monitored for Viread-associated adverse events which may require discontinuation. When co-administered with Viread, it is recommended that atazanavir 300 mg be given with ritonavir 100 mg. Atazanavir without ritonavir should not be co-administered with Viread.

Renal impairment, including serious cases, has been reported. Renal impairment occurred most often in patients with underlying systemic or renal disease or in patients taking concomitant nephrotoxic agents, though some cases have appeared in patients without identified risk factors. Decreases in bone mineral density (BMD) at the lumbar spine and hip have been seen with the use of Viread. The clinical significance of changes in BMD and biochemical markers is unknown and follow-up is continuing to assess long-term impact. The most common adverse events and those occurring in more than 5 percent of patients receiving Viread with other antiretroviral agents in clinical trials include asthenia, pain, abdominal pain, headache, nausea, diarrhea, vomiting, rash (rash, pruritis, maculopapular rash, urticaria, vesiculobullous rash and pustular rash), flatulence, dizziness and depression. Less than 1 percent of patients discontinued participation because of gastrointestinal events.

About Emtriva

In the United States, Emtriva is indicated, in combination with other antiretroviral agents, for the treatment of HIV-1 infection in adults. This indication is based on analyses of plasma HIV-1 RNA levels and CD4 cell counts from controlled studies of 48 weeks duration in antiretroviral-naïve patients and antiretroviral-treatment-experienced patients who were virologically suppressed on an HIV treatment regimen. In antiretroviral-treatment-experienced patients, the use of Emtriva may be considered for adults with HIV strains that are expected to be susceptible to Emtriva as assessed by genotypic or phenotypic testing.

Adverse events that occurred in more than 5 percent of patients receiving Emtriva with other antiretroviral agents in clinical trials include abdominal pain, asthenia (weakness), headache, diarrhea, nausea, vomiting, dizziness and rash (rash, pruritis, maculopapular rash, urticaria, vesiculobullous rash, pustular rash and allergic reaction). Approximately 1 percent of patients discontinued participation because of these events. All adverse events were reported with similar frequency in Emtriva and control treatment groups with the exception of skin discoloration which was reported with higher frequency in the Emtriva treated group. Skin discoloration, manifested by hyperpigmentation on the palms and/or soles, was generally mild and asymptomatic. The mechanism and clinical significance are unknown.

About Bristol-Myers Squibb

Bristol-Myers Squibb is a global pharmaceutical and related healthcare products company whose mission is to extend and enhance human life. For more than a decade, Bristol-Myers Squibb Company has been a global leader in the science of infectious diseases and has invested consistently in innovative research leading to the development of important treatments for people with HIV/AIDS. Visit Bristol-Myers Squibb on the World Wide Web at www.bms.com.

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About Gilead Sciences

Gilead Sciences is a biopharmaceutical company that discovers, develops and commercializes therapeutics to advance the care of patients suffering from life-threatening diseases worldwide. The company has seven marketed products and focuses its research and clinical programs on anti-infectives. Headquartered in Foster City, CA, Gilead has operations in North America, Europe and Australia. Visit Gilead on the World Wide Web at www.gilead.com.

Forward-Looking Statements

Bristol-Myers Squibb Forward-Looking Statement

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding product development. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. Among other risks, there can be no guarantee that the combination product will be submitted for regulatory approval, will receive regulatory approval, or, if approved, will be commercially successful. No forward-looking statement can be guaranteed. Forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Bristol-Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol-Myers Squibb’s Annual Report on Form 10-K/A for the year ended December 31, 2003 and in our Quarterly Reports on Form 10-Q. Bristol-Myers Squibb undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Gilead Forward-Looking Statement

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements regarding approval and licensure of the combination product. These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements, including the risks related to the ability of the companies to successfully complete ongoing studies to support approval of the combination product and the willingness of regulatory authorities to grant regulatory approval for the combination product based on data from those studies. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Gilead undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Gilead’s business, particularly those mentioned in the cautionary statements in the company’s Form 10-K for the year ended December 31, 2003, and in periodic reports on Form 10-Q and Form 8-K.

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Annex M – Certain Financial Data

•	Annual Budget Reports: [ * ]

•	Quarterly Projection Reports: (No later [ * ]

•	Weekly Sales Reports by [ * ]

Actual Reports: (all times based on [ * ]

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Annex N – Data to be Provided to Independent Accounting Expert Pursuant to Section 7.1

To be provided by BMS on an annual basis:

[ * ]

To be provided by Gilead on an annual basis:

[ * ]

To be provided by the JV (or its designee) on an annual basis:

[ * ]

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Annex O – JV Obligations as Sublicensee

[ * ]

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Annex P1 – Key Terms of Services Agreement

This term sheet focuses on certain key aspects of the Services Agreement. It does not discuss all the terms and conditions that would be included in the definitive Services Agreement to be entered into by the JV and Gilead Parent pursuant to Section 5.2 of the Collaboration Agreement.

1. Agreement: Distribution Services Agreement (“Services Agreement”) between the JV and Gilead Parent, pursuant to which Gilead Parent will provide certain distribution services for the Combination Product in the Territory on behalf of the JV.

2. Distribution Services: Distribution services to be provided by Gilead Parent on behalf of the JV will include, without limitation,

•	Inventory management and control:
•	[ * ]

•	Warehousing and storage:
•	[ * ]

•	Orders:
•	[ * ]

•	Invoicing; collection of sales proceeds:
•	[ * ]

•	Customer relations and services; returns:
•	[ * ]

The JCC will oversee Gilead Parent’s activities under the Services Agreement.

Gilead Parent will provide the distribution services in accordance with customary practice in the biopharmaceutical industry, as well as with GSP, GMP and applicable law.

3. Compensation:

•	[ * ]

4. Term:

The Services Agreement will continue for the term of the Collaboration Agreement, unless earlier terminated in accordance with Article 14 of the Collaboration Agreement.

P1-1

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5. Miscellaneous:

The Services Agreement will contain additional provisions relating to matters such as [ * ] and such other provisions, consistent with the provisions of the Collaboration Agreement, upon which BMS and Gilead Parent mutually agree.

P1-2

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FOR INFORMATIONAL PURPOSES ONLY

Annex P2 – Key Terms of Agreement for Canada Distribution

These terms cover certain key aspects of the distribution and supply agreement to be entered into between the JV and Gilead Parent. It does not discuss all the terms and conditions that would be included in such agreement.

1. Agreement: Canada Distribution and Supply Agreement (“CDSA”) between the JV and Gilead Parent, pursuant to which Gilead Parent will provide certain distribution activities for the Combination Product in Canada on behalf of the JV.

2. Distribution: Distribution activities to be provided by Gilead Parent or its contractors under agreement with the JV will include, without limitation,

•	Inventory management and control:
[ * ]

•	Warehousing and storage:
[ * ]

•	Orders:
[ * ]

•	Invoicing; collection of sales proceeds:
[ * ]

•	Customer relations and services; returns:
[ * ]

The JCOC will oversee Gilead Parent’s activities under the CDSA.

Gilead Parent will provide product distribution in accordance with customary practice in the biopharmaceutical industry, as well as with GSP, GMP and applicable law.

3. Compensation, Payment and Risk of Loss:

•	[ * ]

4. Term:

The CDSA will continue for the term of the Amended and Restated Collaboration Agreement with respect to Canada, unless earlier terminated in accordance with Article 14 of the Amended and Restated Collaboration Agreement.

P2-1

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FOR INFORMATIONAL PURPOSES ONLY

5. Miscellaneous:

The CDSA will contain additional provisions relating to matters such as [ * ] and such other provisions, consistent with the provisions of the Amended and Restated Collaboration Agreement, upon which the JV and Gilead Parent shall mutually agree.

[ * ]

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Annex Q1 –

[ * ]

Q1-1

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Annex Q2 –

[ * ]

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Annex R – List of Countries Comprising the Developing World

African Countries:

Algeria	Gabon	Nigeria
Angola	Gambia	Republic of Congo
Benin	Ghana	Rwanda
Botswana	Guinea	São Tomé and Príncipe
Burkina Faso	Guinea-Bissau	Senegal
Burundi	Kenya	Seychelles
Cameroon	Lesotho	Sierra Leone
Cape Verde	Liberia	Somalia
Central African Republic	Libya	South Africa
Chad	Madagascar	Sudan
Comoros	Malawi	Swaziland
Côte d’Ivoire	Mali	Tanzania
Democratic Republic of Congo	Mauritania	Togo
Djibouti	Mauritius	Tunisia
Egypt	Morocco	Uganda
Equatorial Guinea	Mozambique	Zambia
Eritrea	Namibia	Zimbabwe
Ethiopia	Niger

Non-African Countries on the United Nations List of Least Developed Countries:

Afghanistan	Iran, Islamic Rep. of	Saudia Arabia
Antigua and Barbuda	Iraq	Solomon Islands
Bahamas	Jamaica	Sri Lanka
Bangladesh	Jordan	St. Vincent and the Grenadines
Barbados	Kiribati	Suriname
Belize	Laos	Syrian Arab Republic
Bhutan	Lebanon	Timor-Leste
Bolivia	Maldives	Trinidad and Tobago
Cambodia	Mongolia	Tonga
Cuba	Myanmar	Tuvalu
Dominica	Naura	Vanuatu
Dominican Republic	Nepal	Vietnam
El Salvador	Nicaragua	Yemen
Fiji	Oman
Grenada	Pakistan
Guatemala	Papua New Guinea
Guyana	Philippines
Haiti	Saint Kitts and Nevis
Honduras	Saint Lucia
Indonesia	Samoa

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Annex S – BMS Patents in Canada

[ * ]

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Annex T – Gilead Patents in Canada

[ * ]

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Annex U

[ * ]

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Annex V –

[ * ]

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Annex W – Joint Press Release Following Amended Effective Date

Bristol-Myers Squibb Contacts	Gilead Sciences Contacts
Eric Miller, Media	James Loduca, Media
(609) 252-7981	(650) 522-5908

Marc Osborne, Media	Susan Hubbard, Investors
(514) 333-2463	(650) 522-5715

John Elicker, Investors
(212) 546-3775

For Immediate Release

BRISTOL-MYERS SQUIBB AND GILEAD SCIENCES ESTABLISH AGREEMENT

TO COMMERCIALIZE ATRIPLA™ (efavirenz 600 mg/ emtricitabine 200 mg/ tenofovir disoproxil fumarate 300 mg) IN CANADA

If Approved, Product Would Be the First Once-Daily Single Tablet Regimen for HIV-1 Infection in Adults in Canada

Princeton, N.J. and Foster City, Calif., September 28, 2006 – Bristol-Myers Squibb Company (NYSE: BMY) and Gilead Sciences, Inc. (Nasdaq: GILD) today announced an agreement to commercialize ATRIPLATM (efavirenz 600 mg/ emtricitabine 200 mg/ tenofovir disoproxil fumarate 300 mg) in Canada for the treatment of HIV-1 infection in adults, subject to the approval of the product by Health Canada. ATRIPLA is the first once-daily single tablet regimen (STR) for HIV intended as a stand-alone therapy or in combination with other antiretrovirals. ATRIPLA received approval from the U.S. Food & Drug Administration on July 12, 2006.

The agreement is the result of negotiations between Bristol-Myers Squibb and Gilead Sciences and expands the companies’ U.S. joint venture established in December 2004. The companies will work together to complete regulatory filings in Canada and will share responsibility for commercializing ATRIPLA in Canada, subject to regulatory approval of the product. As in the United States, both companies will provide funding and field-based sales representatives in support of promotional efforts for ATRIPLA. Gilead will record revenues from future net sales of ATRIPLA, while Bristol-Myers Squibb will record revenues at percentages relative to the contribution represented by its individual product.

“We are pleased to have finalized our agreement for Canada, and are working expeditiously to complete the regulatory filing for ATRIPLA with Health Canada,” said John C. Martin, PhD, President and CEO, Gilead Sciences. “We recognize the need for access to ATRIPLA, the first once-daily single tablet regimen, and are working to make it available to all patients who need it as quickly as possible.”

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“This agreement with Gilead Sciences marks an important step forward in our efforts to deliver effective HIV therapies,” said Lamberto Andreotti, president, Worldwide Pharmaceuticals, Bristol-Myers Squibb. “We look forward to working with Gilead Sciences and Health Canada to make available another effective treatment option for Canadian adult patients living with HIV/AIDS.”

ATRIPLA combines SUSTIVA® (efavirenz), manufactured by Bristol-Myers Squibb, and Truvada® (emtricitabine and tenofovir disoproxil fumarate), manufactured by Gilead Sciences. Truvada itself is a fixed-dose product that contains two of Gilead’s anti-HIV medications, Viread® (tenofovir disoproxil fumarate) and Emtriva® (emtricitabine), in a single once-daily tablet for use as part of combination therapy.

Important Safety Information About ATRIPLA, Truvada, Viread and Emtriva

Lactic acidosis and severe hepatomegaly with steatosis, including fatal cases, have been reported with the use of nucleoside analogues alone or in combination with other antiretrovirals. ATRIPLA, Truvada, Viread and Emtriva are not indicated for the treatment of chronic hepatitis B virus (HBV) infection and the safety and efficacy of these drugs have not been established in patients co-infected with HBV and HIV. Severe acute exacerbations of hepatitis B have been reported in patients who have discontinued Emtriva or Viread (components of ATRIPLA and Truvada). Hepatic function should be monitored closely with both clinical and laboratory follow-up for at least several months in patients who discontinue ATRIPLA, Truvada, Emtriva or Viread and are co-infected with HIV and HBV. If appropriate, initiation of anti-hepatitis B therapy may be warranted.

Additional Important Information About ATRIPLA

In the United States, ATRIPLA is indicated for use alone as a complete regimen or in combination with other antiretroviral agents for the treatment of HIV-1 infection in adults.

It is important for patients to be aware that ATRIPLA does not cure HIV infection or AIDS. ATRIPLA has not been shown to reduce the risk of transmission of HIV to others through sexual contact or blood contamination.

ATRIPLA is contraindicated for use with astemizole, cisapride, midazolam, triazolam, ergot derivatives, or voriconazole. Concomitant use of ATRIPLA and St. John’s wort (Hypericum perforatum) or St. John’s wort-containing products is not recommended. Since ATRIPLA contains efavirenz, emtricitabine and tenofovir disoproxil fumarate, it should not be coadministered with SUSTIVA, Emtriva, Viread, or Truvada. Due to similarities between emtricitabine and lamivudine, ATRIPLA should not be coadministered with drugs containing lamivudine, including Combivir®, Epivir®, Epivir-HBV®, Epzicom™, or Trizivir®.

Serious psychiatric adverse experiences, including severe depression (2.4%), suicidal ideation (0.7%), nonfatal suicide attempts (0.5%), aggressive behavior (0.4%), paranoid reactions (0.4%) and manic reactions (0.2%) have been reported in patients treated with efavirenz. In addition to efavirenz, factors identified in a clinical study that were associated with an increase in psychiatric symptoms included a history of injection drug use, psychiatric history and use of psychiatric

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medication. There have been occasional postmarketing reports of suicide, delusions, and psychosis-like behavior, but it could not be determined if efavirenz was the cause. Patients with serious psychiatric adverse experiences should be evaluated immediately to determine whether the risks of continued therapy outweigh the benefits. Fifty-three percent of patients reported central nervous system symptoms including dizziness (28.1%), insomnia (16.3%), impaired concentration (8.3%), somnolence (7.0%), abnormal dreams (6.2%) and hallucinations (1.2%) when taking efavirenz compared to 25% of patients receiving control regimens. These symptoms usually begin during the first or second day of therapy and generally resolve after the first two to four weeks of therapy. After four weeks of therapy, the prevalence of central nervous system symptoms of at least moderate severity ranged from 5% to 9% in patients treated with regimens containing efavirenz. Nervous system symptoms are not predictive of the less frequent psychiatric symptoms.

ATRIPLA should not be given to patients with creatinine clearance below 50 mL/min. Renal impairment, including cases of acute renal failure and Fanconi syndrome (renal tubular injury with severe hypophosphatemia), has been reported in association with the use of tenofovir disoproxil fumarate, most often in patients with underlying systemic or renal disease, or in patients taking concomitant nephrotoxic agents. Some cases have occurred in patients with no identified risk factors. ATRIPLA should be avoided with concurrent or recent use of a nephrotoxic agent.

ATRIPLA may cause fetal harm when administered during the first trimester to a pregnant woman. Women should not become pregnant or breastfeed while taking ATRIPLA. Barrier contraception must always be used in combination with other methods of contraception such as oral or other hormonal contraceptives. If the patient becomes pregnant while taking ATRIPLA, she should be apprised of the potential harm to the fetus.

Mild to moderate rash is a common side effect of efavirenz. In controlled clinical trials, 26% of patients treated with efavirenz experienced new-onset skin rash compared with 17% of patients treated in control groups. Skin discoloration, associated with emtricitabine, may also occur. ATRIPLA should be discontinued in patients developing severe rash associated with blistering, desquamation, mucosal involvement, or fever. Liver enzymes should be monitored in patients with known or suspected hepatitis B or C and when ATRIPLA is administered with ritonavir or other medications associated with liver toxicity. Decreases in bone mineral density have been seen with tenofovir disoproxil fumarate. Use ATRIPLA with caution in patients with a history of seizures. Convulsions have been observed in patients receiving efavirenz, generally in the presence of known medical history of seizures. Redistribution and/or accumulation of body fat have been observed in patients receiving antiretroviral therapy. Immune reconstitution syndrome has been reported in patients treated with combination antiretroviral therapy, including the components of ATRIPLA.

Coadministration of ATRIPLA and atazanavir is not recommended due to concerns regarding decreased atazanavir concentrations. Patients on lopinavir/ritonavir plus ATRIPLA should be monitored for tenofovir-associated adverse events. ATRIPLA should be discontinued in patients who develop tenofovir-associated adverse events. Coadministration of ATRIPLA and didanosine should be undertaken with caution. Patients receiving this combination should be monitored closely for didanosine-associated adverse events. See full prescribing information for complete list of drug-drug interactions.

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In a large controlled clinical trial (Study 934), adverse events observed in greater than or equal to 5% of patients in the Viread/Emtriva/SUSTIVA group include dizziness, nausea, diarrhea, fatigue, headache, and rash.

The dose of ATRIPLA is one tablet once daily taken orally on an empty stomach. Dosing at bedtime may improve the tolerability of nervous system symptoms.

Important Information About SUSTIVA

SUSTIVA (efavirenz) in combination with other antiretroviral agents is indicated for the treatment of HIV-1 infection. This indication is based on two clinical trials of at least one year duration that demonstrated prolonged suppression of HIV RNA.

Coadministration with astemizole, cisapride, midazolam, triazolam, ergot derivatives, or voriconazole is contraindicated. Concomitant use of SUSTIVA and St. John’s wort (Hypericum perforatum) or St. John’s wort-containing products is not recommended. This list of medications is not complete.

Serious psychiatric adverse experiences, including severe depression (2.4%), suicidal ideation (0.7%), nonfatal suicide attempts (0.5%), aggressive behavior (0.4%), paranoid reactions (0.4%) and manic reactions (0.2%) have been reported in patients treated with SUSTIVA. In addition to SUSTIVA, factors identified in a clinical study that were associated with an increase in psychiatric symptoms included history of injection drug use, psychiatric history, and use of psychiatric medication. There have been occasional reports of suicide, delusions, and psychosis-like behavior, but it could not be determined if SUSTIVA was the cause. Patients with serious psychiatric adverse experiences should be evaluated immediately to determine whether the risks of continued therapy outweigh the benefits. Fifty-three percent of patients reported central nervous system symptoms including dizziness (28.1%), insomnia (16.3%), impaired concentration (8.3%), somnolence (7.0%), abnormal dreams (6.2%) and hallucinations (1.2%) when taking SUSTIVA compared to 25% of patients receiving control regimens. These symptoms usually begin during Days 1-2 of therapy and generally resolve after the first 2-4 weeks of therapy. After four weeks of therapy, the prevalence of central nervous system symptoms of at least moderate severity ranged from 5% to 9% in patients treated with regimens containing SUSTIVA. Nervous system symptoms are not predictive of the less frequent serious psychiatric symptoms.

SUSTIVA may cause fetal harm when administered during the first trimester to a pregnant woman. Women should not become pregnant or breastfeed while taking SUSTIVA. Barrier contraception must always be used in combination with other methods of contraception (e.g. oral or other hormonal contraceptives). If the patient becomes pregnant while taking SUSTIVA, she should be apprised of the potential harm to the fetus.

Mild to moderate rash is a common side effect of SUSTIVA. In controlled clinical trials, 26% of patients treated with SUSTIVA experienced new-onset skin rash compared with 17% of patients treated in control groups. SUSTIVA should be discontinued in patients developing severe rash associated with blistering, desquamation, mucosal involvement, or fever. Rash is more common and often more severe in pediatric patients.

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Liver enzymes should be monitored in patients with known or suspected hepatitis B or C, in patients treated with other medications associated with liver toxicity, and when SUSTIVA is administered with ritonavir. Use SUSTIVA with caution in patients with a history of seizures. Convulsions have been observed in patients receiving efavirenz, generally in the presence of known medical history of seizures. Redistribution and/or accumulation of body fat have been seen in patients receiving antiretroviral therapy. A causal relationship has not been established. Immune reconstitution syndrome has been reported in patients treated with combination antiretroviral therapy, including SUSTIVA.

It is recommended that SUSTIVA be taken on an empty stomach, preferably at bedtime. The increased concentrations following administration of SUSTIVA with food may lead to an increase in frequency of adverse events. Dosing at bedtime may improve the tolerability of nervous system symptoms.

Additional Important Information About Truvada

Truvada is a fixed-dose combination product that combines 200 mg of Emtriva® (emtricitabine) and 300 mg of Viread® (tenofovir disoproxil fumarate) in one tablet, taken once a day. In the United States, Truvada is indicated in combination with other antiretroviral agents (such as non-nucleoside reverse transcriptase inhibitors or protease inhibitors) for the treatment of HIV-1 infection in adults. Truvada should not be coadministered with Emtriva, Viread or lamivudine-containing products and it is not recommended that Truvada be used as a component of a triple nucleoside regimen. In treatment-experienced patients, the use of Truvada should be guided by laboratory testing and treatment history.

Clinical Study 934 supports the use of Truvada tablets for the treatment of HIV-1 infection. Additional data in support of the use of Truvada are derived from Study 903, in which Viread and lamivudine were used in combination in treatment-naïve adults, and clinical Study 303, in which Emtriva and lamivudine demonstrated comparable efficacy, safety and resistance patterns as part of multidrug regimens.

No drug interaction studies have been conducted using Truvada. Drug interactions have been observed when didanosine, atazanavir, or lopinavir/ritonavir are co-administered with Viread, a component of Truvada, and dose adjustments may be necessary. Data are not available to recommend a dose adjustment of didanosine for patients weighing less than 60 kg. Patients on atazanavir or lopinavir/ritonavir plus Truvada should be monitored for Truvada-associated adverse events that may require discontinuation. When co-administered with Truvada, it is recommended that atazanavir 300 mg be given with ritonavir 100 mg. Atazanavir without ritonavir should not be co-administered with Truvada.

Four-hundred and forty-seven HIV-1 infected patients have received combination therapy with Emtriva and Viread with either a non-nucleoside reverse transcriptase inhibitor (Study 934) or protease inhibitor for 48 weeks in clinical studies. Adverse events observed in Study 934 were generally consistent with those seen in other studies in treatment-experienced or treatment-naïve patients receiving Viread and/or Emtriva. Adverse events observed in more than 5% of patients in the Viread/Emtriva group in Study 934 include diarrhea, nausea, fatigue, headache, dizziness and rash.

Renal impairment, including cases of acute renal failure and Fanconi syndrome (renal tubular injury with severe hypophosphatemia), has been reported among patients taking Viread, a component of Truvada (emtricitabine and tenofovir disoproxil fumarate). Renal impairment

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occurred most often in patients with underlying systemic or renal disease or in patients taking concomitant nephrotoxic agents, though some cases have appeared in patients without identified risk factors. Decreases in bone mineral density (BMD) at the lumbar spine and hip have been seen with the use of Viread. Redistribution and/or accumulation of body fat have been observed in patients receiving antiretroviral therapy. Immune reconstitution syndrome has been reported in patients treated with combination antiretroviral therapy including Truvada, Viread and Emtriva.

The effects of Viread-associated changes in BMD and biochemical markers on long-term bone health and future fracture risk are unknown. Skin discoloration, manifested by hyperpigmentation on the palms and/or soles, has been reported with the use of Emtriva, a component of Truvada. Skin discoloration was generally mild and asymptomatic and its mechanism and clinical significance are unknown.

The parent compound of Viread was discovered through a collaborative research effort between Dr. Antonin Holy, Institute for Organic Chemistry and Biochemistry, Academy of Sciences of the Czech Republic (IOCB) in Prague and Dr. Erik DeClercq, Rega Institute for Medical Research, Katholic University in Leuven, Belgium.

About Bristol-Myers Squibb

Bristol-Myers Squibb is a global pharmaceutical and related healthcare products company. Visit Bristol-Myers Squibb on the World Wide Web at www.bms.com.

About Gilead Sciences

Gilead Sciences is a biopharmaceutical company that discovers, develops and commercializes innovative therapeutics in areas of unmet medical need. The company’s mission is to advance the care of patients suffering from life-threatening diseases worldwide. Headquartered in Foster City, California, Gilead has operations in North America, Europe and Australia. Visit Gilead on the World Wide Web at www.gilead.com.

Forward-Looking Statements

Bristol-Myers Squibb Forward-Looking Statement

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding product development. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among other risks, there can be no guarantee that the combination product will receive regulatory approval in Canada or other geographies, or, if approved, will be commercially successful. Forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Bristol-Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol-Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2005 and in our Quarterly Reports on Form 10-Q. Bristol-Myers Squibb undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Gilead Forward-Looking Statement

This press release includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks, uncertainties and other factors, including that the combination product receive regulatory approval in Canada or other geographies, or, if approved, that physicians may not see advantages of ATRIPLA over other

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

antiretrovirals and may therefore be reluctant to prescribe the product. These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. These and other risks are described in detail in the Gilead Annual Report on Form 10-K for the year ended December 31, 2005, filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information currently available to Gilead and Gilead assumes no obligation to update any such forward-looking statements.

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U.S full prescribing information for ATRIPLA is available at www.atripla.com.

U.S. full prescribing information for SUSTIVA is available at www.bms.com.

U.S. full prescribing information for Truvada, Viread and Emtriva is available at

www.gilead.com.

ATRIPLA is a trademark of Bristol-Myers Squibb & Gilead Sciences, LLC.

SUSTIVA is a registered trademark of Bristol-Myers Squibb Pharma Company.

Truvada, Viread and Emtriva are registered trademarks of Gilead Sciences, Inc.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.